Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

SYNACOR, INC.

- and -

AT&T SERVICES, INC.

PORTAL AND ADVERTISING SERVICES AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED

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PORTAL AND ADVERTISING SERVICES AGREEMENT

This Portal and Advertising Services Agreement (the “Agreement”) is made as of this 1st day of April, 2016 (the “Effective Date”) by and between Synacor, Inc., a Delaware corporation with its principal offices at 40 La Riviere Dr., Suite 300, Buffalo, New York 14202 (“Synacor”), and AT&T Services, Inc., a Delaware corporation with its principal offices at 208 S Akard Street, Dallas, Texas 75202 (“AT&T”), for and on behalf of its operating Affiliates. In this Agreement, Synacor and AT&T are sometimes referred to individually as a “Party,” and collectively as the “Parties.” Unless otherwise defined in this Agreement, all capitalized terms used herein have the respective meaning given to them in Exhibit 1.

RECITALS

WHEREAS, AT&T is a global telecommunications company that provides certain communications services, including Internet access, mobile services, and related AT&T and non- AT&T products to consumers;

WHEREAS, AT&T is also engaged in the business of distributing voice, data and other Content to its wireline and wireless customers;

WHEREAS, Synacor is engaged in the business of developing and providing white-label portals for the delivery and monetization of multi-screen content, applications, and experiences over the Internet;

WHEREAS, AT&T and Synacor wish to enter into an agreement pursuant to which Synacor will provide AT&T with certain digital media services, including providing a successor att.net portal and simultaneously developing and providing a next generation att.net portal, along with related mobile applications for each;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

PORTAL SERVICES

Section 1.1.    Services Generally.  During the Term, Synacor will provide the Services to AT&T in accordance with the terms and conditions hereof. The “Services” consist of

(a)    the Portal Services, Search Services, Display Advertising Services, Search Provider Advertising, Custom Portal Services, Content Management Services, and New Services, each as described in greater detail herein

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Section 1.2.    Affiliates; Agents.  The Services will be provided under this Agreement through AT&T, to AT&T’s operating Affiliates. In connection therewith (a) AT&T shall be the sole point of contact for all communications with, and the flow of information and materials from and to Synacor under this Agreement, (b) except as expressly set forth in Article XVIII and Section 21.20, Synacor shall have no liability under this Agreement to any AT&T Affiliate. Synacor may perform its obligations under this Agreement through its Affiliates and, subject to Section 7.7, Synacor Agents. Each Party will be responsible and liable for any act or omission of such Party’s Affiliates and Agents to the same extent that such Party would be responsible and liable for its own acts or omissions under this Agreement.

Section 1.3.    Portal.  The “Portal” shall consist of the functionality and components specified in Exhibit 2 (Portal Specifications). For purposes of this Agreement, references to the “Portal,” unless otherwise specified or if the context otherwise determines, shall mean the Core Portal, the Growth Portal and any Applications associated with the Core Portal or the Growth Portal, including the Start App, in each case, provided by Synacor under this Agreement as specified in Exhibit 2 (the “Portal Applications”). As described in greater detail in Exhibit 2, the Parties intend for the Portal to be a Multiple Screen experience, and consequently, Synacor will make the Portal available, as applicable, on mobile (including phone and tablet), PC browsers, and on such other platforms as specified in this Agreement or Exhibit 2 [*] in accordance with Section 7.2.

Section 1.4.    Users and Availability.  In accordance with the terms of this Agreement, the Portal will be made available to subscribers of any one or more of the AT&T Internet Service, AT&T Mobility Service, DIRECTV, and U-verse (collectively, “Subscribers”), any other Person who has been provisioned by AT&T (as specified herein) with an AT&T ID (together with Subscribers, the “Account Holders”) and any other Person who accesses the Portal in a logged-out manner, but only while such Person is viewing or interacting with the Portal (an “Unregistered User” and together with Account Holders, the “Users”), as determined by AT&T in its discretion. The Parties acknowledge and agree that the Portal will be open and accessible to all Persons, except that access to certain Content may (i) require a subscription, (ii) be limited to Subscribers or Account Holders, or (iii) be limited to Persons in particular locations or geographies.

Section 1.5.    Roadmaps; Modifications and Improvements; New Platform.

(a)    Roadmap Sharing.  No less frequently than [*], Synacor will prepare [*] updated plans for products, services, and platforms (including the Core Portal, the Growth Portal, any Portal Applications, and any Synacor platforms or AT&T Properties, in each case, relevant to the delivery of the Portal experience) directly relating to the Portal experience, exclusive of Synacor’s general roadmap described in Section 7.2(b) (such plans, [*] collectively, the “Roadmaps”) [*].

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(i)     [*]

(ii)    [*]

(iii)    Subject to Section 7.2, the Portal Teams will make additional experiences and capabilities available via the Portal, including wearables, consoles, browser extensions, toolbars, and feature phone search capabilities (the “New Services”) as may be specified from time to time in the Roadmaps. The Roadmaps will include all New Services planned at the time of Roadmap delivery.

(b)    Updates and Material Changes.

 (i)    Subject to the other requirements specified in this Section 1.5(b), if Synacor desires to make either a Material Update or Material Change that is not covered in the Roadmaps, Synacor will provide AT&T with a proposal for such Material Update or Material Change and make information and resources available to allow AT&T to understand the proposed Material Update or Material Change at least [*] prior to such Material Update or Material Change or, if such change is planned before [*], Synacor shall implement the Material Update or Material Change.

 (ii)    To account for AT&T customer care and internal IT impacts, Synacor shall not, unless otherwise requested or approved by AT&T, make Material Updates to the Portal at any time, except during [*].

(c)    Platform Releases.  Beginning on Core Portal Go Live, if Synacor makes Generally Available a substantial redesign (characterized as such in messaging delivered to other Synacor customers or users of the Synacor Platform) of the Portal (each a “Major Platform Release”), then, upon AT&T’s prior written approval to be provided at AT&T’s discretion, Synacor shall deliver a comparable Major Platform Release for the Portal in accordance with the other terms of this Agreement and any other terms and conditions which Synacor generally applies to such Major Platform Release to its other customers, so long as such terms are not in conflict with the terms of this Agreement. Each comparable (i.e., not customized) Major Platform Release shall be delivered to AT&T within [*] of the date that such Major Platform Release is made Generally Available in the United States; it being understood that the public release/launch of such Major Platform Release cannot occur without the participation and assistance of AT&T.

Section 1.6.    Synacor Cooperation.  Synacor acknowledges that it is performing the Services in a multi-vendor environment and agrees that it may be necessary for Synacor to coordinate its responsibilities with the efforts of Third Party providers of services to AT&T, which coordination efforts may include proactively communicating with such Third Parties

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regarding Services issues and coordination issues, acting as the single point of intake and resolution for such Third Party providers’ questions and issues, scheduling meetings for discussion and exchange of information as appropriate, and providing guidance to the Third Party providers with respect to the Portal. Synacor further agrees to cooperate with AT&T and the AT&T Agents, including AT&T’s Third Party providers, so as to allow such Third Party providers (and AT&T) to provide any services (including services similar to the Services) or products in an integrated manner without significant disruption to AT&T’s business or operations. Specifically, such cooperation may include: (a) timely providing access to any facilities being used to provide the Services, as necessary for AT&T personnel or AT&T’s Third Party providers to perform the work assigned to them; (b) timely providing reasonable electronic and physical access to the processes and associated software, systems, or equipment to the extent necessary and appropriate for AT&T personnel or AT&T’s Third Party providers to perform the work assigned to them; (c) timely providing written requirements, standards, policies or other documentation for the processes and associated software, systems, and hardware operated, supported or used by Synacor in connection with the Services; (d) optimizing the interfaces between the Portal and any services and systems provided by AT&T Third Party providers or AT&T (or AT&T Agents); (f) providing information relating to the Portal and the Services that is required by a Third Party provider in order to provide services to AT&T; (g) developing and maintaining needed interfaces with such Third Party provider’s systems and operations; and (h) any integrations with Third Party providers as necessary to provide the functionality delivered by such Third Party provider as part of the Portal upon request from AT&T (including the Search providers and the provider of the Mail Platform); and (i) any other cooperation or assistance reasonably necessary for AT&T personnel or Third Party providers to perform the work in question. AT&T shall ensure that each such AT&T Third Party provider is subject to an obligation of confidentiality that is substantially consistent with that set forth in this Agreement, and AT&T hereby authorizes the disclosure of any AT&T Confidential Information by Synacor to such Third Party provider as necessary for Synacor to perform the Services as contemplated hereunder. Further, AT&T shall ensure that AT&T personnel and AT&T Third Party providers comply with Synacor’s reasonable security requirements, and shall, to the extent performing work on software, equipment, or systems for which Synacor has operational responsibility, comply with Synacor’s reasonable standards, methodologies and procedures. So long as the above activities are within the scope of the Roadmaps [*], they shall be provided by Synacor at no additional charge to AT&T.

Section 1.7.    Notice by Synacor.  Synacor shall promptly notify AT&T when it becomes aware that an act or omission of an AT&T Third Party provider will cause, or has caused, a problem or delay in providing the Services or operating the Portal that causes, or is likely to cause, a significant customer impact, and shall work with AT&T, the AT&T Agents and such Third Party providers to prevent or circumvent such problem or delay. Synacor shall cooperate with AT&T, the AT&T Agents and AT&T’s Third Party providers to resolve differences and conflicts arising between the Services and other activities undertaken by AT&T, the AT&T Agents or AT&T’s Third Party providers. Subject to Section 13.5, any notification provided by Synacor in accordance with this Section 1.7 shall not excuse Synacor from the performance of any of its obligations under this Agreement.

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PROGRAMMING, CONTENT, BRANDING, AND USER DRIVING

Section 2.1.    [*].

(a)    [*].

 (i)    The Parties will collaborate on the development and design of the Portal and the Modules and Toolbars on the Home Page and the Vertical Service Pages; provided, that, subject to Section 2.1(a)(ii) (A) [*].

 (ii)    AT&T agrees that commencing on the Core Portal Go Live Date and for the remainder of the Term the Portal will meet or exceed the minimum business and economic expectations of the Parties specified in Exhibit 31 (Minimum Business Model Requirements) (such minimum requirements, the “Minimum Business Model Requirements”). Additionally, AT&T shall have the option (as further described in Section 8.5) to have Synacor implement the minimum business and economic expectations of the Parties in Exhibit 15 (Minimum Revenue Guarantee Requirements) (such minimum requirements, the “Minimum Guarantee Requirements”), in which case, AT&T will be entitled to receive the Revenue Guarantee if it also is in compliance with the Revenue Guarantee Requirements specified in Section 8.7. In furtherance and not in limitation of the foregoing, throughout the Term and, if applicable, any Guarantee Period, all AT&T-requested integrations and AT&T-requested changes to the Portal [*] shall be subject to the Minimum Business Model Requirements and, if AT&T has exercised the Guarantee Option, the Minimum Guarantee Requirements. Before implementation of any of the foregoing, the Parties will assess the request to determine if it complies with the Minimum Business Model Requirements and Minimum Guarantee Requirements (if applicable) and, if the request does not conflict, Synacor will implement the request, and, if the request so conflicts, the Portal Teams first will test the proposed integration, removal, or change, as the case may be, within a small sampling of Users and, if such testing suggests that the Minimum Business Model Requirements and the Minimum Guarantee Requirements, if applicable, will be maintained after implementation, Synacor will proceed with such implementation. If, after implementation and despite such testing, it is determined that the implementation does not adhere to the Minimum Business Model Requirements and the Minimum Guarantee Requirements, if applicable, then Synacor may remove the implementation and the Parties may direct the Portal Teams to test alternate methods for such implementation in

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an ongoing effort to achieve the Minimum Business Model Requirements and Minimum Guarantee Requirements, if applicable. If the Parties cannot reach such agreement after good faith efforts to do so, Synacor shall not be obligated to perform such integrations, removals, or changes requested by AT&T.

 (iii)    Exhibit 22 (Reports and Tools) sets forth, among other things, the Content editorial and Advertising tools Synacor will provide to AT&T personnel.

(b)    Other Programming Guidelines. In accordance with the terms and conditions of this Agreement:

 (i)    Synacor will integrate Content across the Portal.

 (ii)    Upon request by AT&T, Synacor will integrate AT&T Content or services developed by or on behalf of AT&T into the Portal.

(c)    Tent Pole Pages. Synacor will (i) develop Tent Pole Pages as requested by AT&T and [*] which Synacor may include at AT&T’s direction across the Portal. “Tent Pole Pages” means stand-alone pages for large, unique or iconic events including the Olympics, Holidays, Masters, March Madness, Black Friday, the Oscars, and Movers.

(d)    [*]. To the extent that AT&T encounters technical or other issues with the Portal [*], it shall so notify Synacor and Synacor will work to promptly resolve any such issues.

(e)    Synacor Search on Other ATT.net Pages. To the extent Synacor is permitted to do so by the Synacor Search Provider and subject to any Synacor Search Provider restrictions[*]: (i) Synacor shall place a Search Box on any page on the Portal in addition to those shown on Exhibit 2, and (ii) [*] to modify the location, dimensions, and appearance of each Search Box [*]. The applicable terms of this Agreement (e.g., branding, revenue share and placement) will apply to the Search Box on such page.

Section 2.2.    Content.

(a)    AT&T Content.

 (i)    Upon request from AT&T, Synacor will integrate onto the Portal and host AT&T Content, such as its digital Content, long-form video Content (i.e. television shows or movies), and mobile Content merchandised by AT&T, AT&T Content includes short-form and long-form VoD Content (e.g., clips, trailers, highlights, TV shows, movies, music videos, sporting events, concerts, festivals) and live Content (including live streaming channels and events), including such Content available to AT&T’s DIRECTV and U-verse Account Holders; provided, that AT&T shall be responsible for all bandwidth costs for any AT&T Content which is long-form video Content which is delivered by way of the Portal (including any Portal Applications), unless otherwise agreed upon by the Parties.

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 (ii)    Subject to the procedure specified in Section 7.3, AT&T has the specific right to include any AT&T Content on the Portal in a space reserved for non-Advertising Content [*]. Except as otherwise expressly set forth in this Agreement, there is no restriction on the Content that may be included on the Portal by AT&T.

 (iii)    To account for varying terms of AT&T’s agreements with Third Party providers of AT&T Content, AT&T and Synacor shall work together to determine mutually acceptable economic terms associated with AT&T Content made available on the Portal.

(b)    Additional Terms Regarding Content.

 (i)    Beginning on Core Portal Go Live, Synacor will include Content on the Portal from the Third Party Content providers specified in Exhibit 3 (Initial Content Providers) and as otherwise agreed to by the Parties. Each Party shall be responsible to provide terms of use it wishes to include on the Portal for the Content being provided by such Party. With respect to terms of use of Synacor Content providers, where AT&T has had the opportunity to approve such terms of use, AT&T agrees to (A) incorporate such terms of use into the Portal TOS, or (B) otherwise permit Synacor to make such terms available on the Portal in a manner consistent with the Portal TOS. [*] Notwithstanding the foregoing, AT&T acknowledges and agrees that Synacor shall have the right to remove any Content immediately upon notice to AT&T if Synacor reasonably believes the distribution of such Content exposes Synacor or AT&T to potential legal liability, a security risk, or violation of the Law. Neither Party (nor its Third Party Content providers) shall have any liability in the event Content is removed from the Portal as permitted in this Section.

 (ii)    The Content provided by Synacor as part of the Synacor Content (including Synacor’s library of video Content) shall be subject to review by AT&T and, upon request by AT&T, Synacor shall modify the makeup of the Synacor Content and the Third Party providers of such Content. AT&T agrees to review proposed Content quickly and not to unreasonably withhold its approval. Additionally, the Synacor Content shall comply in all respects with any requirements provided by AT&T regarding the Synacor Content, including article and video asset counts, and other requirements associated with the quantity and quality of the Content offered via the Portal (or any portion thereof).

 (iii)    As part of Synacor’s library of video Content, Synacor shall provide certain video Content, including some combination of the following: (A) short and long-form VoD Content (e.g., clips, trailers, highlights, television shows, movies, music videos, sporting events, concerts, and festivals); (B) live channels, and (C) streamed events (e.g., sporting events, concerts, festivals).

 (iv)    To the extent permitted by the applicable Third Party terms and conditions governing the Synacor Content, AT&T shall have the right to use such Synacor

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Content on any AT&T Properties. If AT&T desires to use Synacor Content on any AT&T Property, it will submit a request to Synacor, and to the extent, if any, that such use is permitted by the applicable Third Party provider, Synacor will so notify AT&T and will provide the terms and conditions applicable to such use in writing to AT&T. AT&T may only make such use in accordance with such terms and conditions, including any fees or revenue shares associated therewith, all of which will be set forth in a written agreement signed by the Parties. Additionally, with respect to Synacor Content requested by AT&T for inclusion on the Portal, [*].

 (v)    Each Party shall be responsible for payment of all royalties, licensing fees, or other costs associated with any Content provided by such Party, including all fees, if applicable, to permit Synacor to integrate and distribute such Content on the Portal in accordance with this Agreement (such costs solely as they pertain to Synacor Content are referred to herein as the “Synacor Content Costs”); [*].

 (vi)    [*].

General Content Restrictions. Synacor shall not knowingly display Synacor Content (excluding legitimate news stories) related to tobacco, firearms, adult entertainment, sex-related products and services, hate-crime, or terrorist groups on the Portal. Synacor will use commercially reasonable efforts to comply with the Content guidelines set forth on Exhibit 4 (Content Guidelines) with respect to the Content Synacor provides for display on the Portal. Notwithstanding the foregoing, if Synacor repeatedly displays Synacor Content (other than Advertising Content, which is addressed separately in Section 5.7(g)) in violation of the first sentence of this Section or the Content guidelines specified in Exhibit 4, [*]. The foregoing restrictions will not apply with respect to Content posted by Users on the Portal. If AT&T requests that Synacor add message board or social media features or functionality through which Users can post Content on the Portal, the Parties first will amend this Agreement to include any appropriate terms and conditions for such functionality. If Synacor displays Synacor Content which violates the Content guidelines, then after the first such violation, Synacor may remove from the Portal any Content of such Content Provider, unless

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AT&T objects, in which case, any future Content guideline violations relating to such Content [*]. Pursuant to the procedure specified in Section 7.3, AT&T shall have the right to request to have a particular item or article of Content removed from the Portal in its discretion, subject to Section 2.1(a)(ii), and Synacor will promptly remove such Content from the Portal in accordance with such procedure. Section 5.2, and not this Section 2.2(c), will apply to the removal of Advertising.

Section 2.3.    Branding.  AT&T has the [*] right to determine the branding [*] of the Portal and any AT&T Properties at its discretion, and Synacor’s use of AT&T branding shall at all times comply with the terms contained in Article IX.

TRANSITION AND IMPLEMENTATION

Section 3.1.    Core Portal Build and Migration. In accordance with Section 7.2 and Exhibit 5 (Implementation Guidelines), Synacor will perform the functions and activities necessary to (i) design, develop, build, and launch the Portal on the Synacor Platform (the “Core Portal”) and (ii) assist AT&T with the migration of Subscribers, Account Holders, and any other Current Portal Users in accordance with the terms of this Agreement. All costs and expenses associated with the development and launch of the Core Portal, including fees for any Third Party services associated therewith shall be the responsibility of Synacor, except for costs and expenses associated with the Core Portal implementation activities specifically identified as AT&T responsibilities in Exhibit 5 (including fees for any Third Party services associated therewith), which shall be the responsibility of AT&T. All costs and expenses associated with migration of Users to the Core Portal, including fees for any Third Party services associated therewith, shall be the responsibility of AT&T, except for costs associated with Core Portal migration specifically identified as Synacor responsibilities in Exhibit 5. Exhibit 5 includes the development plan for the development, launch, and implementation of the Core Portal. Synacor shall deliver and launch a minimum viable version of the Core Portal [*] in accordance with such implementation plan and containing each of the functionalities and components specified in Exhibit 2 (“Core Portal Go Live”) [*]. Subject to Section 3.7, [*] AT&T will launch the Core Portal to Users in accordance with the timeline set forth in Exhibit 5 (such launch date, the “Core Portal Go Live Date”).

Section 3.2.    Growth Portal Build and Migration.  Beginning on the Effective Date, Synacor will, in conjunction with a Third Party design group [*] (the “Growth Portal Design Group”) [*] design, develop, and launch a next generation of the Portal, as specified in Exhibit 5 (the “Growth Portal”), [*]. Exhibit 5 includes a development plan for the development, launch, and implementation of the Growth Portal (and if the Parties have not completed such plan by the Effective Date, they shall amend Exhibit 5 thereafter for such purpose). Synacor

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shall be responsible for implementation of the final design of the Growth Portal; provided, [*].

Section 3.3.    Growth Portal Launch.  In accordance with Section 7.2 and the timeline specified in Exhibit 5, Synacor shall deliver and launch a minimum viable version of the Growth Portal (“Growth Portal Go Live”), and upon Acceptance by AT&T, Synacor shall assist AT&T in making the Growth Portal available to Users on or prior to the date specified in Exhibit 5 (the “Growth Portal Go Live Date”) and migrating, or making the Growth Portal available to, any or all Users (as directed by AT&T) (the “Growth Portal Migration Complete Date”); all of the foregoing shall be done in accordance with Exhibit 5.

Section 3.4.    Growth Portal Design. [*].

(a)    All costs and expenses associated with the development and launch of the Growth Portal, including fees for any Third Party services associated therewith shall be the responsibility of Synacor, except for costs and expenses associated with the Growth Portal implementation activities specifically identified as AT&T responsibilities in Exhibit 5 (including fees for any Third Party services associated therewith) which shall be the responsibility of AT&T. All costs and expenses associated with migration of Users to the Growth Portal, including fees for any Third Party services associated therewith, shall be the responsibility of AT&T, except for costs associated with Growth Portal migration specifically identified as Synacor responsibilities in Exhibit 5. Additionally, AT&T shall be responsible for all costs and expenses associated with the development and implementation of the Growth Portal which are incurred by Synacor in connection with performance of the Growth Portal Design Group (the “Growth Portal Design Group Costs”), which amounts shall be deducted from the AT&T Revenue Share as they become due and payable by Synacor to the Growth Portal Design Group; provided, that (i) all such Growth Portal Design Group Costs shall be calculated on a pass-through basis without markup of any kind; (ii) Synacor shall report the amounts of such Growth Portal Design Group Costs incurred in accordance with Section 15.1; and (iii) in no event shall AT&T’s aggregate responsibility for the Growth Portal Design Group Costs exceed [*] (the “Growth Portal Implementation Budget”) The Growth Portal Design Groups Costs shall be decreased on a dollar-for-dollar basis as necessary to reflect the amount of the Growth Portal Implementation Budget actually deducted from the AT&T Revenue Share. For the avoidance of doubt, and subject to Section 13.5, Synacor’s obligation to perform Implementation Services in connection with development, design, and launch of the Growth Portal in accordance with Exhibit 5 shall not be affected if the Growth Portal Design Group Costs exceed the Growth Portal Implementation Budget.

(b)    [*].

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[*]

Section 3.5.    Implementation Plan.  The implementation plans for both the Core Portal and the Growth Portal are set forth in Exhibit 5 and shall include, among other relevant information: (a) proposed roadmaps for the design, development, migration, and launch of the Core Portal and the Growth Portal and expected timeframes to achieve the items specified in the roadmaps; (b) the activities to be performed by each Party in the design, development, migration, and launch of the Core Portal and the Growth Portal (as applicable) and the significant components and subcomponents of each such activity; (c) [*]; (e) the Deliverables expected to be completed by Synacor; and (f) the contingency or risk mitigation strategies to be employed by Synacor and AT&T upon disruption or delay.

Section 3.6.    Suspension or Delay of Implementation Activities.  Subject to Section 8.12, AT&T reserves the right, in its discretion (acting reasonably) and upon notice to Synacor, to delay or modify the performance of the Implementation Services or any portion of the Implementation Services.

Section 3.7.    Delay of Go Live Dates.  AT&T may, in its discretion (acting reasonably) and upon notice to Synacor, reasonably delay Core Portal Go Live or Growth Portal Go Live (as applicable) if Synacor has demonstrated that it is not prepared to or has failed to complete performance of the necessary Implementation Services; provided that the Parties will work together to overcome the cause of any such delays, and once Synacor demonstrates it is able to again meet its Implementation Services obligations, the Services shall immediately commence without delay by either Party. AT&T shall not be responsible for any costs of Synacor resulting from any Synacor caused delay of Core Portal Go Live or Growth Portal Go Live pursuant to this Section 3.7.

Section 3.8.    No Unnecessary Adverse Impact.  Except as otherwise expressly stipulated in Exhibit 5, Synacor shall perform the Implementation Services in a manner that shall not (i) have a materially adverse impact on the activities or operations of AT&T or the Users or (ii) degrade the Services then being received by AT&T or the Users.

Section 3.9.    Delivery and Acceptance.  Synacor shall use commercially reasonable efforts to ensure that each Deliverable [*] meets or exceeds the Acceptance Criteria prior to presenting such Deliverable to AT&T, and AT&T may evaluate each Major Deliverable as it is provided by Synacor in accordance with this Section 3.9. [*].

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(a)    Acceptance.

 (i)    Unless otherwise agreed to by the Parties, Major Deliverables shall be developed [*].

 (ii)    If a Deliverable does not contain a Nonconformity, then such Deliverable shall be deemed “Accepted” on the earlier of the date AT&T provides Synacor written notice that such Deliverable has been accepted or the expiration of any acceptance testing period agreed to by the Parties (“Acceptance”). For the avoidance of doubt, AT&T’s testing in a live production environment shall not constitute Acceptance, result in “acceptance” under general contract Laws, any state’s Uniform Commercial Code, or any other Laws, and/or limit, restrict or modify any warranty or covenant provided by Synacor hereunder, except with respect to Nonconformities identified during acceptance testing which are Accepted by AT&T on an unconditional basis.

(b)    Failure to Satisfy Acceptance Criteria.  If a Major Deliverable contains any Nonconformity, then such Nonconformity will be addressed [*] until all Nonconformities are corrected and the Major Deliverable meets its Acceptance Criteria, or is otherwise deemed Accepted as described above.

(c)    Failure to Cure Nonconformity.  If Synacor has not delivered a Major Deliverable demonstrating no Nonconformities by the applicable due date, then subject to Sections 13.5 and 21.17, AT&T may, at its option, do any one or more of the following:

 (i)      [*]

 (ii)     [*]

 (iii)    [*].

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[*]

Section 3.10.    AT&T Cooperation and Provision of Materials.  AT&T acknowledges that the continuing performance by Synacor of certain Services may depend on AT&T’s provision of cooperation, assistance, information and access to Synacor. Without limiting the foregoing, AT&T will provide to Synacor (directly or through its Affiliates and AT&T Agents) with (a) the resources set forth in Exhibit 5, (b) access to AT&T space, equipment, and materials as required under the Agreement, and (c) reasonable cooperation and responses to Synacor queries in the timely manner, each as reasonably needed for Synacor to perform the Services.

REGISTRATION AND TERMS OF SERVICE

Section 4.1.    Registration.

(a)    Registration Processes and Policies. AT&T shall provide a registration process for the AT&T Internet Service that includes registration and activation of AT&T IDs and related AT&T E-Mail Addresses. AT&T shall also provide a registration process for other Account Holders that includes registration and activation of AT&T IDs and related AT&T E-Mail Addresses. All such registrations shall be subject to AT&T’s policies (e.g., credit policies).

(b)    Registration Process. AT&T shall provide, maintain, and update the necessary procedures and processes for customer registration, to be determined at its discretion. AT&T shall host the AT&T Internet Service registration and the registration of AT&T IDs. To the extent required by AT&T and subject to Section 7.2, Synacor will comply with any existing or new processes, or any modifications to such processes, for registration of Account Holders, as specified by AT&T at its discretion, and develop any functionalities needed to access and utilize the data gathered during registration as required to deliver or enhance the Portal. AT&T shall present and obtain enforceable consent for the Portal TOS and the Applicable Policies during the registration process. The Parties shall maintain mutually agreed appropriate tracking mechanisms to monitor the end user registration and client software installation and shall consult on ways to improve the end user experience.

(c)    IDs.

(i)    AT&T will provide Account Holders with an ID pursuant to AT&T policies, procedures, and processes (an “AT&T ID”). The AT&T ID will be provisioned to enable use of any authenticated service, including access to the Mail Platform, other password-restricted elements of the Portal, and customized products and services, as determined by AT&T. Synacor shall also provide the use of aliases as mutually agreed by the Parties.

(ii)    The Parties shall mutually provide the functionality necessary to permit each authenticated AT&T ID to access the Portal (including any password-restricted

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elements of the Portal) in a “logged-in” state, and AT&T shall provide the functionality necessary to permit each AT&T ID to access the AT&T Properties (including Applications, Content, products, services, features, and functions thereof made Generally Available by AT&T) and other AT&T products and services in a “logged-in” state (it being understood that Synacor will issue the authentication request, and AT&T will be responsible for actual authentication of AT&T IDs). Without limiting the generality of the foregoing, the Parties acknowledge and agree that registration, sign-on and synchronization of Application data shall be consistent with Exhibit 7 (Login Information), and the log-in screens and log-in Links and processes shall be designed and carried out by the Parties in accordance therewith.

(d)    Accounts. Each Account Holder shall have one account (the “Account”). Each Account may have up to [*] related sub-accounts which will each have a separate AT&T ID (“Subaccounts”). Each Subaccount’s AT&T ID shall have a logical relationship to all of the settings, preferences and stored data for such Subaccount. Each Account’s AT&T ID shall have a logical relationship to all of the settings, preferences and stored data for such Account, and shall have a logical relationship to the AT&T IDs for the Subaccounts under such Account. AT&T shall be solely responsible for the issuance and management of Accounts and Subaccounts.

Section 4.2.    Policies.

(a)    Terms of Service. Attached hereto as Exhibit 8 (Terms of Service) are AT&T’s terms of service for the Portal, as such terms of service may be modified from time to time by AT&T at its discretion (the “Portal TOS”); provided, that AT&T provides Synacor with prior notice of any proposed modifications to the Portal TOS so the Portal Teams, subject to Section 7.2, can implement measures necessary to comply with the modified Portal TOS.

(b)    Inclusion of Policies on the Home Page. Synacor shall make the Portal TOS and the applicable privacy policy and other policies made available to Synacor as of the Effective Date (collectively and as updated from time to time, the “Applicable Policies”) accessible from the Home Page and the other pages of the Portal, including via the Footer. [*]. AT&T and the Portal Teams will work together to ensure that the Portal TOS and Applicable Policies, including any updates thereto, accurately reflect the operations of the Portal.

(c)    Termination for User Policy Violations.

 (i)    Synacor may not suspend any Account Holder’s access to any portion of the Portal, except with prior approval from AT&T to be provided at AT&T’s discretion, unless Synacor (A) is providing email, social media, message board, or substantially similar services, (B) has determined that an Account Holder’s use of such services is in violation of the applicable terms of service or policies or otherwise may impair the operation of the Portal

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or other Users’ use of the Portal, and (C) performs such suspension in accordance with mutually agreed upon policies.

 (ii)    AT&T may terminate any Account Holder’s subscription to the AT&T Internet Service or AT&T Mobility Service and access to the Portal (or any portion thereof which requires an AT&T ID for access) or AT&T Properties at any time pursuant to any agreement between AT&T and such Account Holder if such Account Holder violates the Portal TOS or any Applicable Policies.

(d)    Notice of User Policy Violations.  Synacor shall notify AT&T if Synacor becomes aware that a User has violated the Portal TOS or any Applicable Policies.

DISPLAY ADVERTISING SERVICES

Section 5.1.    Display Advertising Policy.  All Display Advertising placed on the Portal by either Party (or such Party’s Agents) shall comply with the Display Advertising policy attached hereto as Exhibit 9 (Advertising Services).

Section 5.2.    Display Advertising Functionality.

(a)    On AT&T’s behalf, Synacor shall provide and control the operation of (i) functionality to provide dynamic and targeted Display Advertising servicing and sales across the Portal, as well as (ii) systems, staffing, and support necessary for Synacor, Synacor Agents, AT&T and AT&T Agents to reserve and sell Display Advertising across the Portal, each in accordance with Exhibit 9. The goal of the Display Advertising relationship between Synacor and AT&T is to maximize top line sales revenue of Display Advertising as part of the Portal regardless of which Party sells the Advertising Inventory.

(b)    Synacor shall manage the Display Advertising operations of Display Advertisements sold by Synacor, Synacor Agents, AT&T, and any AT&T Agents. [*].

Section 5.3.    Display Advertising Sales.  [*] AT&T, including through the AT&T Direct Advertising Agents, and Synacor, including through the Synacor Direct Advertising Agents, shall have the right to sell any Display Advertising available on the Portal [*].

Section 5.4.    Indirect Advertising.  [*] the Parties may sell Indirect Advertising.

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Section 5.5.    [*].

Section 5.6.    Filtering Advertisements.

(a)    Synacor will use commercially reasonable efforts to filter Display Advertisements provided by Synacor and Synacor Agents under this Agreement of AT&T Named Competitors from the Portal.

(b)    If Synacor fails to filter any Display Advertisement of an AT&T Named Competitor and such Display Advertisement appears on the Portal,

 (i)    for Display Advertisements from AT&T Direct Competitors, Synacor [*];

 (ii)    for Display Advertisements sold to non-AT&T Named Competitors which include Display Advertising for products or services of AT&T Direct Competitors [*]; and

 (iii)    for Display Advertisements from all other AT&T Named Competitors, Synacor [*];

 (iv)    [*].

 (v)    The foregoing Section 5.6(b)(i) through (iv) shall not apply to Display Advertisements provided by AT&T or its Affiliates or AT&T Agents. Further, if a Content provider and/or an Advertiser [*] will not agree to competitive Ad blocking in their agreement with Synacor, and, after being made aware of such condition, AT&T agrees to allow Display Advertising from such Advertiser on the Portal, then Synacor shall not be deemed to be in violation of this Section [*].

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 (vi)    In each situation described in Section 5.6(b)(i) through (iii), AT&T must promptly [*] provide Synacor with a notice of such incident, including a screenshot of the Display Advertisement, as well as the exact location of the Display Advertisement and time stamp of the Display Advertisement, that ran in violation of this Section 5.6 [*]. The notice also must include the resulting URL of the Display Advertisement, [*]. In order to assist Synacor in its efforts to filter competitor Ads, AT&T shall review written materials prepared by Synacor regarding the process for reporting competitive Ads for distribution to AT&T employees and, once approved, shall distribute such materials in its discretion. [*].

(c)    Upon receipt by Synacor of (i) written notice from AT&T that any Display Advertisement from an AT&T Direct Competitor or AT&T Named Competitor appears on the Portal in violation of this Section, or (ii) any written request from AT&T that any Display Advertisement be removed for any such violation, Synacor shall disable such Display Advertisement as soon as reasonably practical, but in no case longer than [*].

Section 5.7.    Advertising Inventory.

(a)    IAB Compliance. Unless the Parties otherwise mutually agree in writing, they will offer only Display Advertisement units on the Portal that are compliant with the IAB creative advertising guidelines then-currently available at: http://www.iab.com/guidelines/iab-standard-ad-unit-portfolio (or any successor URL).

(b)    Ad Tags. Synacor, AT&T and the AT&T Agents shall each have the right to place Display Ad tags on the Portal; it being understood that actual electronic placement of the tags will be done by Synacor. [*]. Upon request by AT&T, Synacor shall place Display Ad tags on the Portal from Third Party Advertisers.

(c)    Targeting Segments. [*]. AT&T will receive [*] to the Synacor targeting segments (e.g., behavioral segments) available for all Display Advertising. Synacor will not limit the list of targeting variables based on Synacor’s view as to the minimum number of unique users/cookies or impressions available. Synacor will make available to AT&T the full list that meets the above

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criteria. Synacor will provide such segments to AT&T through the Synacor Ad System or through another mechanism that is mutually agreed upon by the Parties.

(d)    [*].

 (i)      [*].

 (ii)    [*].

 (iii)    Subject to Section 1.c.vi of Exhibit 9, Synacor will have the right to sell for itself, on a direct basis, at least [*] of the total paid Advertising Inventory [*].

(e)    Synacor Ad System. [*] the Synacor Ad System or the Synacor Ad System’s APIs includes the functionality and access described in Exhibit 22. [*] Synacor will [*] have the flexibility to do “make-goods” and “make-ups” in the Synacor Ad System.

(f)    Market Competitive Pricing. The Parties will use commercially reasonable efforts to sell Display Advertising at market competitive ad rates for comparable Ads (based on location, size, type, position, etc.).

(g)    Policies and Guidelines. Each Party will use commercially reasonable efforts to ensure that the Display Advertising sold by such Party for delivery to Users will comply with AT&T’s Advertising guidelines attached hereto as Exhibit 10 (Advertising Guidelines), as updated by AT&T from time to time at its discretion (acting reasonably) solely to the extent any such updates have been made available to Synacor. Notwithstanding the foregoing, if Synacor repeatedly displays Display Advertising in violation of Exhibit 10[*].

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(h)     Integration on AT&T Properties and Other AT&T Products or Services. For clarity, in no event shall AT&T be required, nor shall it be permitted, to integrate and use the Display Advertising Services or the Search Solution on AT&T Properties or other AT&T products or services, unless pursuant to mutual agreement of the Parties. Similarly, AT&T shall not be required, nor shall it be permitted, to integrate and use the Display Advertising Services or the Search Solution on U-verse and DIRECTV or any other AT&T product or service, unless pursuant to mutual agreement of the Parties. AT&T is not required to share inventory or revenue of any of the foregoing properties, unless the Parties otherwise agree in a separate agreement between them.

(i)      House Ads. AT&T may place AT&T House Ads [*] so long as such Ads are evenly distributed across the days of the week, time of day, pages, geography, above-below the fold, and Display Advertising types. [*].

Section 5.8.    Sales Personnel. Synacor shall provide sufficient sales personnel with the goal of maximizing the usability and revenue of the AT&T and Synacor products and services offered on the Portal, including Display Gross Revenue.

SEARCH FUNCTIONALITY

Section 6.1.    Search Policy. Prior to Core Portal Go Live, the Parties shall collaborate and complete development of a mutually agreed upon policy specifying best practices and governing Synacor’s provision of Search Functionality on the Portal, all of which shall be subject to Synacor’s rights and obligations under its agreement with the provider of such functionality (the “Search Policy”). All Search Functionality provided on the Portal shall comply with the Search Policy.

Section 6.2.    Search Provider Advertising; Search Services.

(a)    Synacor-Provided Services. Synacor shall provide the Search and Search Provider Advertising functionality via a Third Party Search provider as mutually agreed by the Parties (it being understood that Google, Inc. is the agreed Third Party Search provider as of the Effective Date) (the “Synacor Search Provider”) pursuant to a direct agreement between Synacor and the Synacor Search Provider (the “Synacor Search Agreement”). Search and Search Provider Advertising functionality and capabilities provided on the Portal shall be provided by the Synacor Search Provider(s) (the “Search Solution”). Synacor shall (i) manage the Synacor Search Provider and (ii) provide such services and integrations as are required for Users to access and use the Search Solution via the Portal in accordance with Exhibit 2 (the “Search Services”). [*]. Exhibit 2 also sets forth additional terms and conditions applicable to the Search Services. To the extent there is any

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conflict between the main body of this Agreement and such Exhibit, the terms of the Exhibit will govern.

(b)    [*]

 (i)    [*]

 (ii)    [*].

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[*]

(c)      Synacor Responsibilities. As part of the Search Services, Synacor will integrate, manage, and optimize the Search Solution across the Portal subject to the terms of the applicable Search Agreement [*].

HUMAN RESOURCES

Section 7.1.      General. Synacor will provide Synacor Personnel to perform the Services and deliver the Portal specified herein from the Service Locations [*] as described in Section 14.1.

Section 7.2.      Portal Teams.

(a)      Synacor shall [*] maintain a team [*] consisting of [*] qualified Synacor Personnel who together have expertise in software and portal development, as well as content programming (including analytics capabilities) ([*]the “Portal Teams”) of other qualified Synacor Personnel with specialized skill sets and expertise regarding certain Synacor systems and software that also will provide the Services([*]

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the “Team Members”). [*] As used herein, “Portal Services” means the services below:

(i)        the Implementation Services;

(ii)       management, operation, hosting, maintenance and support for and continuous improvement of (in accordance with Section 11.1(b)) the Portal;

(iii)      work that is specifically requested by AT&T under this Agreement, including:

(A)    assisting AT&T in integrating with the Portal AT&T customized and converged (e.g., across the Multiple Screen experience) products,

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services, Links, and Applications, and in customizing and designing products, services, Links, and Applications running on the Portal to enable certain AT&T desired features and functions on the Portal and the Portal Toolbar, as further described herein;

(B)      the technical development necessary to integrate AT&T Applications, Content, products, services, features, functions, and Portal Navigation so that such Applications, Content, products, services, features, functions, and Portal Navigation can be used and accessed on or via the Portal;

(C)      the technical development necessary to enable the integration of (1) Links and client Applications from any AT&T Property or AT&T Platform to the Portal, (2) the AT&T-allocated Links onto the Navigation Areas, and (3) the Mail Platform to the Portal;

(D)      the development, enhancement, upgrade and maintenance of APIs, SDKs, toolkits and related user documentation for the Portal;

(E)      maintaining, enhancing, upgrading, and operating work product developed by Synacor Personnel;

(F)      provide New Services in accordance with Section 1.5(a)(iii);

(G)      the ongoing management and operation of the Content Management Services, Display Advertising Services and Search Services; and

(H)      the Services described in Section 15.2(c); and

(iv)      [*].

(b)          Synacor Roadmap. It is understood there may be some overlap between the Portal Services and the products and services being developed under Synacor’s company roadmap for its portal customers, and Synacor will make available to AT&T any overlapping portal products or services to the same extent and on the same terms and conditions it makes such products and services Generally Available to all similarly situated Synacor customers.

(c)          Portal Team Requirements. [*] it is understood that Synacor is solely responsible for, and exclusively shall determine all personnel decisions. [*]

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[*] When removing an individual from the Portal Team, Synacor will terminate such individual’s access to AT&T’s premises, and prohibit such individual from obtaining access to AT&T Data or any other AT&T Confidential Information. Any costs associated with training replacement personnel shall be borne by Synacor [*]. AT&T will not be required to pay any amounts to train or educate any Synacor Personnel, including Synacor Personnel who replace other Synacor Personnel, regardless of the cause of such replacement. Nothing in this provision shall operate or be construed to limit Synacor’s responsibility for the acts or omissions of Synacor Personnel, or be construed as joint employment with AT&T of any Synacor Personnel.

(d)          Synacor shall provide AT&T and any AT&T Agents with access to all [*] Team Members at any time during standard business hours (as specified for each Service Location). [*].

(e)          [*] Responsibilities; Work Procedures and Scope of Work. Exhibit 13 (Human Resources Requirements) sets forth, among other things, the Parties’ respective responsibilities [*].

(f)          The Portal Services will be performed in accordance with [*] the “Portal Services Procedures Manual” attached hereto as Exhibit 11 (Portal Services Procedures Manual). [*].

(g)          Service Requests [*].

(i)      Service Requests. At such times that AT&T requires the provision of [*], AT&T shall deliver [*] a service request that meets the requirements of the Portal Services Procedures Manual (each completed and submitted form, a “Service Request”). Synacor shall fulfill each Service Request [*] in accordance with [*] the Portal Services Procedures Manual. If it is determined that a Service Request cannot be completed [*], then the Parties will [*] determine if any adjustments in priorities should be

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made. [*].

(ii)      To the extent that AT&T submits a Service Request that cannot be [*] such services shall be considered “Custom Portal Services.” Custom Portal Services may only be performed once a separate statement of work is signed by the Parties setting forth the scope of work to be performed, ownership of any intellectual property to be developed under the statement of work, and such other terms as the Parties may determine. [*].

(h)      Team Program Director. Synacor shall designate an employee of Synacor to serve as the “Team Program Director.” The Team Program Director will be a Team Member and a senior level director within Synacor’s organization who will (i) have the information, authority and resources available to coordinate and supervise the Portal Teams; (ii) serve as the primary interface and the single-point of communication for the provision of Portal Services by Synacor; (iii) have day-to-day responsibility and authority to address issues relating to Synacor’s compliance with the applicable Service Levels and AT&T’s general customer satisfaction with the Portal Services; (iv) [*]; and (v) devote adequate time and efforts to managing and coordinating the Portal Services. The Team Program Director will be responsible for managing the development of the Portal Support Procedures Manual.

(i)      AT&T Representative; Service Requests. AT&T will designate an employee who will serve as the primary interface with the Team Program Director and who shall be responsible for, among other things, [*], issuing Service Requests, and providing approvals, if required, and information and answers to any questions from Synacor (“AT&T Portal Support Manager”). The identity and contact information for the AT&T Portal Support Manager shall be specified in the Portal Services Procedure Manual.

(j)      AT&T may, in its discretion (acting reasonably), (i) deliver to Synacor Service Requests in any amount, at any interval and for any service that would constitute a Portal Support Service, and (ii) via Service Requests, order changes with respect to any previously submitted Service Requests.

(k)      Synacor and the Team Program Director shall staff each Service Request with the Team Member(s) that have appropriate availability, skill, and training to provide the Portal Services required by the Service Request in an efficient and cost-effective manner, [*].

(l)      Meetings; Reports.

(i)      Synacor shall meet (in person or by phone) regularly as mutually agreed upon with AT&T to report on its progress in performing the Portal Services. In addition,

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the Team Program Director shall, to the extent practicable under the circumstances, provide the AT&T Portal Support Manager with commercially reasonable notice of [*].

(ii)      Synacor shall track and report (A) [*] and (B) the planning, prioritization and completion status of the Portal Services [*] each in accordance with Exhibit 22.

(iii)     Synacor shall track and provide AT&T with reports regarding [*] at the frequency specified in and otherwise in accordance with Exhibit 22. Synacor’s required performance [*] shall be specified in the Service Levels, or otherwise as mutually agreed upon by the Parties. The Service Levels or other performance requirements [*] shall be at least as stringent [*].

(iv)      Promptly upon receiving any information indicating that Synacor is at risk of not performing its responsibilities, providing any Deliverables [*] otherwise set forth in Exhibit 5, Synacor shall notify AT&T and the Parties shall work together and agree upon specific measures to address any such delay and mitigate the risks associated therewith.

Section 7.3.         Content Management.

(a)      Content Management Team. [*] “Content Management Team” or “CMT”), which will be comprised of certain Team Members (“CMT Members”) as specified in the Portal Services Procedures Manual. The CMT will [*] and (iv) perform the other work specifically identified in this Agreement as work that will be performed by the CMT or work that both Parties agree to have performed by the CMT, in each case, subject to the terms of the Portal Services Procedures Manual (collectively, the “Content Management Services”). It is understood that Content Management Services do not include Display Advertising Services, which are addressed separately in Article V. In each case, subject to Section 2.1(a)(ii), AT&T may implement the recommendations of the CMT in its discretion (acting reasonably).

(b)      Content Management Services Procedures Manual. The Content Management Services shall be performed in accordance with the procedures set forth in the

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“CMT Procedures Manual” attached hereto as Exhibit 12. [*].

(c)      Content Notice. AT&T shall provide notice to Synacor of the Content that AT&T desires to be displayed and available for use and access on the Portal (“Content Notice”), which Content Notice will specify:

(i)      AT&T’s requirements concerning the hosting (if necessary), display and accessibility of such Content;

(ii)      the date and time when AT&T will make such Content available via a feed or delivery to Synacor;

(iii)      the date and time when AT&T desires that such Content (including identifying time sensitive Content that requires Synacor’s immediate attention) be displayed and made available for use; and

(iv)      if such Content is hosted on a platform, website, Application or display vehicle other than the Core Portal or the Growth Portal (as applicable), Links to such other platform, website, Application or display vehicle that Synacor will integrate into the Portal.

(d)      [*] Synacor will confirm whether AT&T’s requirements set forth in a Content Notice can be met. AT&T acknowledges and agrees that any modification [*] requested by AT&T may impact the timely delivery of other Content Management Services then being provided.

(e)      AT&T Content in an AT&T Module. If AT&T’s Content Notice includes a request for Synacor to host AT&T Content in an AT&T Module, the CMT shall confirm within a reasonable time, [*].

(f)      Content Format. AT&T shall deliver its Content for Incorporation or hosting by Synacor in a format and manner supported by the Core Portal or the Growth Portal (as applicable), in each case, in accordance with the schedule set forth in the Content Notice.

(g)      Content Disputes. To the extent a Party reasonably is dissatisfied with the uptake, placement, or duration of display, access, use, or appropriateness of any Content, the AT&T Relationship Manager and the Synacor Relationship Manager will address such issues and concerns. [*].

Section 7.4.      Relationship Leader and Key Synacor Personnel. Key Synacor Personnel are set forth on Exhibit 13 (Human Resources Requirements).

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(a)      [*]. The Relationship Leader will have overall responsibility for the Portal Services, including revenue and operating performance and oversight over the Portal Teams. Such individual also will act as the key liaison representing AT&T within the broader Synacor organization. [*] For the avoidance of doubt, the Relationship Leader shall be considered a member of the Key Synacor Personnel.

(b)      [*].

(c)        Synacor shall maintain backup procedures and conduct the replacement procedures for the Key Synacor Personnel in such a manner so as to assure an orderly succession for any Key Synacor Personnel who is replaced.

Section 7.5.        Synacor Personnel.

(a)      All Team Members shall perform their activities under the direction and supervision of Synacor as to conditions of employment and time and manner of performance of work.

(b)      Synacor will at all times remain the employer of all of its employees performing the Services, and Synacor will perform all of the responsibilities of an employer under applicable Law. Synacor will be responsible for: (i) selecting and hiring its employees legally; (ii) assuming full responsibility for the actions of the Team Members within the scope

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of their employment while performing Services; (iii) the supervision, direction and control of the Team Members; (iv) paying its employees’ wages and other benefits that Synacor offers to such employees in accordance with applicable Law; (v) paying or withholding all required payroll taxes and mandated insurance premiums; (vi) providing worker’s compensation coverage for employees as required by Law; and (vii) fulfilling its obligations with respect to unemployment compensation.

(c)      Synacor shall appoint as Team Members individuals with suitable training, education, experience and skills to perform the Services and the position to which such individual is assigned. If Synacor removes any Team Members, then Synacor shall in accordance with any procedures set forth in Exhibit 13 disable any physical, system or other security access or permissions of such removed individuals related to or in connection with the Services. Furthermore, Synacor shall notify AT&T [*] of removing any Team Members with access to any Confidential Information of AT&T, AT&T Data [*]in order to permit AT&T to disable any physical, system or other security access or permissions of such removed individuals.

(d)      Synacor shall, at Synacor’s expense, conduct [*], in compliance with all applicable Laws and in addition to any requirements contained in Exhibit 13, the following checks [*]:

(i)        Synacor, shall:

(A)      make reasonable and legally permitted efforts, including checking the background, and verifying the personal information to determine all information necessary to verify whether any Team Members whom Synacor proposes to have perform any Services that permit Physical Entry or virtual or other access to AT&T’s systems or networks or any AT&T Data (“Access”) at any time during the Term: [*]

(B)      [*].

(ii)      [*].

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(iii)      [*].

(iv)      Synacor represents and warrants to AT&T that, to the best of its knowledge, no Team Member has (A) falsified any of his or her Identification Credentials, or (B) failed to disclose any material information in the hiring process relevant to the performance of any Services. Synacor shall not permit any Synacor Person who is known by Synacor to have falsified or failed to disclose such Identification Credentials to perform any Service that permits Access.

(v)      [*].

(e)      Synacor shall, at Synacor’s expense, conduct (or cause to be conducted on its behalf) background checks in compliance with applicable Laws on Team Members performing Services [*].

(i)      If, in order to perform the Services, an employee or temporary worker of either Synacor or a subcontractor of Synacor will require direct or indirect access to AT&T’s systems or networks or AT&T Personal Information, or will be performing construction, installation or other similar work that is likely to impact public safety at AT&T premises or the premises of any customer of AT&T (each an “Impacted Person”), Synacor shall only [*]:

(A)      [*]

(B)      [*]

(C)      [*]

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[*]

(ii)      [*].

(iii)     If Synacor has access to AT&T Data, Synacor shall not, [*] knowingly provide any employee or subcontractor with access to AT&T Data if [*].

(iv)      Synacor shall confirm that any Team Members performing Services in the United States are legally authorized to work in the United States. To the extent that Synacor, in its discretion, elects to hire any non-United States national as a Team Member, as between AT&T and Synacor, Synacor shall obtain, at Synacor’ cost, any visas required for the Team Member to travel to and work in the United States.

(v)      [*].

Section 7.6.        [*].

Section 7.7.        Subcontractors. If Synacor desires to use one or more subcontractors to provide [*] then prior to subcontracting any such services, Synacor shall notify AT&T of the proposed subcontract [*] and shall obtain AT&T’s approval of such subcontract. The subcontractors that are approved for such Services as of the Effective Date are set forth in Exhibit 14 (Approved Subcontractors). No subcontracting shall release Synacor from its responsibility for its obligations under this Agreement. Synacor shall be responsible for all payments to Synacor Agents. Synacor shall promptly notify AT&T of any act or omission of a Synacor subcontractor of which Synacor is aware that has a material likelihood of negatively impacting the Services.

Section 7.8.        [*].

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(a)      [*].

(b)      [*].

ECONOMICS; PAYMENT TERMS; BILLING

Section 8.1.    General Revenue Provisions.

(a)    Except as otherwise expressly provided under this Agreement (i) Synacor shall provide the Services specified under this Agreement and perform all other obligations under this Agreement [*], and (ii) Synacor shall be responsible for providing and managing the resources necessary to provide the Services and the Portal in compliance with the terms of this Agreement.

(b)    For purposes of this Agreement, “Net Display Revenue” shall mean (i) the gross revenue received by a Party resulting from the sale and delivery of any Display Advertising on the Portal, the Portal Applications, or otherwise within the Advertising Inventory or any other mutually agreed upon Advertising inventory [*] (the “Display Gross Revenue”) less (ii) any operational costs incurred related to the provision of any Display Advertising, such as costs associated with Ad service, Ad management, Ad targeting, and Ad operations (the “Advertising Operations Costs”). [*].

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(c)    [*]. Any costs not expressly defined as “Advertising Operations Costs” [*] shall be the responsibility of the Party that incurred them and shall not be used to calculate Net Display Revenue.

(d)    AT&T and Synacor will work to determine mutually acceptable economic payment terms to Synacor associated with AT&T Content sourced from a Third Party before it is made available on the Portal and Portal Applications since AT&T deal terms may vary with each Third Party Content provider from whom such Content is procured.

Section 8.2.      Revenue Share Allocations. Beginning on the Effective Date and continuing throughout the Term, the following revenue allocations shall apply to any Display Advertising and Search Provider Advertising across the Portal, Portal Applications and otherwise within the Advertising Inventory or any other Advertising inventory, including any Advertising or other Content that is hosted, managed, or otherwise provided by Synacor and which the Parties agree to include within the AT&T Properties or other AT&T products and services [*] (such amounts, the “AT&T Revenue Share” and “Synacor Revenue Share,” as the case may be).

(a)    Display Advertising Sold by Synacor. With respect to any Display Advertising sold directly by Synacor or the Synacor Direct Advertising Agents, [*] of the Net Display Revenue shall be allocated to Synacor, with [*] of the remainder to be allocated to AT&T and [*] to be allocated Synacor.

(b)    Display Advertising Sold by AT&T. With respect to any Display Advertising sold directly by AT&T or the AT&T Direct Advertising Agents, [*] of the Net Display Revenue shall be allocated to AT&T, with [*] of the remainder to be allocated AT&T and [*] of the remainder to be allocated to Synacor.

(c)    Indirect Advertising Revenue Allocation. [*] of the Net Display Revenue received by Synacor or AT&T, as the case may be, from Indirect Advertising shall be allocated to AT&T and [*] shall be allocated to Synacor.

(d)    Search Provider Advertising. Of the amounts received by Synacor from the Search Provider resulting from the sale and delivery of Search Provider Advertising in connection with the Portal after reduction of fees paid to or retained by the Search Provider for provision of the Search Services (the “Net Search Revenue”), Synacor shall pay to AT&T [*].

Section 8.3.      Payment Terms. Except as otherwise specified in this Article VIII and Section 2.2(a) related to Synacor hosting of long-form video, all amounts due under Section 8.2 (a) [*].

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[*]

Section 8.4.    Revenue Sharing Exclusion. AT&T has no obligation to share Advertising revenue from Advertising on [*].

Section 8.5.    Guarantee Option. Any time after the 100% Migration Date AT&T may, upon no less than [*] notice to Synacor, instruct Synacor to implement the Minimum Guarantee Requirements on the Portal (the “Guarantee Option”) so that AT&T will become eligible to receive the Guarantee Payment if it also meets the Revenue Guarantee Requirements in Section 8.7. Once the Guarantee Option has been exercised, the first Guarantee Period will commence upon [*].

Section 8.6.    Revenue Guarantee. If AT&T has exercised the Guarantee Option, then subject to complying with the Revenue Guarantee Requirements specified in Section 8.7 for the applicable guarantee period set forth in Table 1 below (each, a “Guarantee Period”), if the aggregate amount payable by Synacor to, or retained by, AT&T pursuant to Section 8.2 during the Guarantee Period (such amount is herein referred to as the “Baseline Revenue Share”) is less than the AT&T Revenue Share Target for such Guarantee Period (as calculated in accordance with Table 1 below) then, within [*], Synacor will pay to AT&T an amount equal to the difference between (a) the applicable AT&T Revenue Share Target for such quarterly period and (b) the amount of the Baseline Revenue Share for such quarterly period (the “Revenue Guarantee”). For purposes of this Agreement, the “100% Migration Date” shall mean the date on which Synacor has launched the Core Portal, and (i) AT&T has redirected to the Core Portal all URLs associated with the Current Portal (under AT&T’s control), (ii) the Current Portal no longer is accessible via any URL, and (iii) to the extent within AT&T’s control, all Current Portal Users (as of the Effective Date) who are remaining Current Portal Users have been migrated to the Core Portal.

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Table 1

Revenue Guarantee Payment [*]
	[*]	[*]	[*]	[*]	[*]
AT&T Revenue Share Target	[*]	[*]	[*]	[*]	[*]
AT&T Heightened Revenue Share Target	[*]

[*].

Section 8.7.      Revenue Guarantee Requirements.

(a)      Synacor shall not be obligated to provide the Revenue Guarantee payments for any Guarantee Period, unless all of the following conditions have been satisfied for the entirety of such period: [*] the “Threshold Traffic Requirements”) for such calendar year (collectively (i) through (v) are referred to as the “Revenue Guarantee Requirements”); provided, that, if for any Guarantee Period AT&T has satisfied [*] the “Heightened Traffic Requirements” and, together with the Threshold Traffic Requirements, the “Traffic Requirements”) for such Guarantee Period, then, in lieu of the Revenue Guarantee payment specified in Section 8.6, within [*] after the end of such

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Guarantee Period, Synacor shall pay AT&T an amount equal to the difference between (I) the applicable AT&T Heightened Revenue Share Target and (II) the amount of the Baseline Revenue Share. For the avoidance of doubt, each of the Traffic Requirements specified in clauses (iii), (iv), (A), and (B) above shall be measured by Synacor using [*] standard reporting, or such other measurement mechanism [*],and the Traffic Requirements specified in clauses (v) and (C) shall be based on reporting provided by the Search Provider. [*].

Table 2

	[*]	[*]	[*]	[*]
Threshold Traffic Requirements Heightened Traffic Requirements	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
		[*]	[*]	[*]
	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]

[*]

(b)      If AT&T does not comply with the Revenue Guarantee Requirements in any applicable Guarantee Period, AT&T shall not be eligible to receive the applicable Revenue Guarantee, [*].

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Section 8.8.         Taxes.

(a)      Payments Exclusive of Taxes. Except as provided below, all payments made in accordance with this Agreement are exclusive of all Taxes, and each Party shall be responsible for the payment of all Taxes for which such Party is legally responsible as determined by Law or any Governmental Authority. Interest and penalties imposed with regard to Taxes shall be borne by the Party who bears the Tax.

(b)      Withholding Obligations. If a Party making any payment (the “Payer”) under this Agreement is required by law to withhold tax (“Withholding Tax”) from any gross payment to the recipient of such payment (“Recipient”) under this Agreement, Payer shall be entitled to withhold or deduct such tax from the gross amount to be paid. However, Payer shall use all commercially reasonable endeavors to reduce any such Withholding Tax payable to the lowest possible rate subject to compliance with all applicable Laws and double taxation treaties. Upon request by Recipient, the Payer will in the case of any withholding of tax provide to the Recipient reasonable evidence that such Withholding Tax has been paid.

(c)      Cooperation. The Parties shall cooperate with each other to assist each Party to determine accurately its respective Tax liabilities and to reduce such liabilities to the extent legally permissible. To the extent required, each Party shall provide to the other any valid resale certificates, valid exemption certificates, information regarding out-of-state or out of country sales or use of equipment, materials or services, and such other information as the other Party may reasonably request.

Section 8.9.         Additional Agreements Concerning Economics.

(a)      The Parties shall cooperate and work together to increase the revenue derived from the Portal and the Portal Applications. The Parties shall, to the extent they are legally permitted to do so, share applicable data with respect to their learning or analysis concerning improving the monetization of existing sources of revenue and any new sources of revenue from traffic and Searches on the Portal, the Portal Toolbar, and the AT&T Properties, on a regular basis, but no less frequently than quarterly.

(b)      The Parties agree to discuss the potential use of certain Synacor functionalities and capabilities (e.g., insight based on big data integrations, cross website campaign optimization, and other functionalities) through a Link or display/video promotion on the Portal that will enable the sale of certain AT&T subscription services (e.g., DIRECTV, U-verse television, HSIA, or AT&T Mobility). If the Parties agree to use such Synacor services in connection with the Portal, then the Parties will negotiate an amendment to this Agreement with respect to such services.

Section 8.10.    Billing.

(a)      AT&T shall, without charge to Synacor, maintain the billing relationship with its Users, including Subscribers and AT&T Mobility Customers for the AT&T Internet Service and AT&T Mobility Service, as applicable, and all other AT&T products and services. AT&T shall bill all such Users and shall be responsible for all aspects of the billing relationship

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with such Users, including Tier 1 and Tier 2 customer inquiries, fraud prevention, security, and billing disputes.

(b)      AT&T shall, without charge to Synacor, maintain the billing relationship with AT&T Advertisers with respect to Display Advertising, including Search Advertising (if the Synacor Search Provider permits AT&T to provide Search Advertising) placed on the Portal, the Portal Toolbar, or the AT&T Properties. AT&T shall bill AT&T Advertisers and shall be responsible for all aspects of the billing relationship for such AT&T-controlled Display Advertising, including Tier 1 and Tier 2 customer inquiries, fraud prevention, security, and billing disputes.

Section 8.11.    [*].

(a)      [*].

(b)      [*].

(c)      [*]:

(i)      [*];

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(ii)    [*]

(iii)    [*].

Section 8.12.        Minimum Payments.

(a)       If, through no fault of Synacor, Core Portal Go Live has not occurred on or prior to [*], then on [*], AT&T shall owe Synacor [*]; such amount to be payable by [*].

(b)       So long as Synacor is in compliance with its obligations under Exhibit 2, Exhibit 5, and Sections 2.1, 2.2, 3.1, 7.2, and 7.3:

(i)    Commencing [*], Synacor shall receive [*];

(ii)    For each [*] commencing [*], Synacor shall be entitled to [*]; and

(iii)    For each [*] commencing [*] and thereafter, Synacor shall be entitled to [*].

The $[*] amounts in clause (b) above are referred to as the “Minimum Payment Amounts.”

(c)       If, during any [*] the total Synacor Revenue Share for such payment period does not equal or exceed the applicable Minimum Payment Amount for such period, then for such [*] Synacor will retain as much of the AT&T Revenue Share collected by Synacor as necessary for Synacor to receive the applicable Minimum Payment Amount for such [*] (any such amount, a “Retained Amount”). If, in any [*], Synacor receives insufficient Display Gross Revenue and Net Search Revenue to receive the full Minimum Payment Amount, the deficit will be carried over into subsequent [*] until such time as Synacor has received the full amount of all Minimum Payment Amounts owed to it.

(d)       At the end of each calendar year, Synacor shall calculate (i) the amount, if any, by which the total Synacor Revenue Share for such year [*] exceeds the aggregate Minimum Payment Amounts for such year [*] (any such amount, the “Excess Amount”) and (ii) the total Retained Amounts for such year [*]. Within [*] Synacor will reimburse AT&T for the Retained Amounts up to, and to the extent of, any Excess Amount. If, instead, there is a Minimum Payment Amount deficit at the end of the Initial Term or Renewal Term,

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as the case may be, AT&T will pay such amount to Synacor no later than thirty (30) days after termination of this Agreement.

Section 8.13.      Rights to Withhold and Set-Off. Each Party may withhold payment of any amounts that it disputes in good faith or deduct such amounts from any amounts owed by such Party to the other Party under this Agreement [*]. The disputing Party shall provide the other Party with notice, with reasonable detail, of the reasons for disputing the relevant sums. With respect to any amount that should be reimbursed to the disputing Party or is otherwise payable to the disputing Party pursuant to this Agreement, the disputing Party may deduct the entire amount owed to the other Party against any amounts owed by the disputing Party to the other Party under this Agreement. In no case shall the amount withheld by one Party from the other Party pursuant to this Section at any time exceed [*].

MARKETING AND TRADEMARKS

Section 9.1.          Marketing.

(a)      AT&T Marketing Control. The Parties may coordinate from time to time with respect to the marketing, promotional or sales activities related to the Portal. Synacor may (but is not obligated to) market the Portal; provided, that Synacor (i) provides AT&T with prior notice of any proposed marketing activities and (ii) obtains AT&T’s prior written approval, to be provided at AT&T’s discretion (acting reasonably), of any such marketing activities, as well as any and all marketing materials. Neither Party shall, without the other Party’s consent, make any representations or warranties on behalf of such other Party or in connection with the products or services provided by such other Party pursuant to this Agreement. Notwithstanding the foregoing, AT&T hereby consents to the inclusion of AT&T in Synacor’s list of customers, and otherwise referencing AT&T as a customer in Synacor’s marketing materials, on its web site, in investor presentations, and similar promotional materials, and AT&T will provide Synacor an AT&T logo for such purpose, which Synacor will use strictly in accordance with Exhibit 17 (AT&T Trademark and Branding Guidelines).

(b)      Default Settings. The Parties desire to maximize the audience, usage, and shared revenue for the Portal, and, in connection therewith throughout the Term:

(i)      (A) AT&T [*] default browser settings to render the Home Page as the default start page for Account Holders acquired after Core Portal Go Live; (B) AT&T will from and after Core Portal Go Live, pre-install the Start App on all AT&T Android mobile devices; (C) AT&T will communicate with Account Holders to facilitate their introduction to the Portal and its products, services, features and functionality subject to availability of user lists; and (D) AT&T [*] the Home Page as the default start page for Account Holders who have it set as of the Effective Date to the extent AT&T has the ability to maintain such default start page. Notwithstanding the foregoing, the Parties acknowledge that browsers may permit Users to subsequently modify the start page from time to time;

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(ii)      AT&T will ensure that links from AT&T Properties will direct to the Portal and not directly to AT&T webmail, [*]; and

(iii)      AT&T may establish Above the Fold, easily identifiable and accessible Links to the Home Page from certain AT&T Properties, including AT&T’s main att.com website, Uverse.com, and Directv.com.

(c)          Subscriber Engagement. The Parties will use good faith efforts to maximize the audience, usage, and revenue for the Portal. Such efforts may include marketing the Home Page and the rest of the Portal to new users during the registration process. The Parties will work together to maximize Account Holder viewership and engagement with the Portal. During the Term, the Parties will meet (in person or by phone) regularly to discuss and plan new mechanics and strategies for increasing Account Holder engagement as well as to increase the numbers of Account Holders using the Portal.

(d)          AT&T Marketing Plan. AT&T will develop an annual marketing plan to drive User engagement and traffic on the Portal, which marketing plan shall be shared with Synacor for review and input.

(e)          User Messaging. In accordance with AT&T’s messaging guidelines attached hereto as Exhibit 16 (Messaging Guidelines), the Parties may from time to time agree on messaging, including messaging through the Portal, to Users regarding setting creation, downloadable Applications, settings for the Home Page, and other engagement messaging when devices connect with the AT&T network and any other times where such engagement messaging is possible. For any such messages (including any email messages), AT&T shall be responsible for (i) providing to Synacor the User contact lists (including, if applicable, email addresses), (ii) ensuring that such lists include only Users who either have consented to receiving such messages or have not opted out to receive such messages, and (iii) ensuring the content of such messages, including, if applicable, any email headers, comply with the CAN-SPAM Act and any other applicable Law. The User lists and messages distributed hereunder shall be deemed “AT&T Materials” under this Agreement.

Section 9.2.          Trademark License.

(a)          AT&T License Grant.

(i)      Subject to the terms and conditions of this Agreement and AT&T’s standard trademark usage guidelines attached hereto as Exhibit 17 (AT&T Trademark and Branding Guidelines) as may be updated by written notice to Synacor from time to time at AT&T’s discretion, AT&T hereby grants to Synacor and its Affiliates a non-transferable, royalty free, fully-paid, non-exclusive license for the Term to use the AT&T Marks in the United States solely as necessary to provide the Services as contemplated herein, including in connection with the identification, rendering, operation, marketing and delivering of the Portal, Portal Toolbar, AT&T Properties and product bundles including any or all of the foregoing.

(ii)      The license granted under this Section 9.2(a) shall commence on the Effective Date and continue for the Term

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(b)          Extra-U.S. Access. AT&T recognizes and agrees that the Portal and certain Internet Sites of AT&T and its Affiliates will be available globally on the Internet and accordingly agree that Synacor shall not be deemed by AT&T to be in breach of this Agreement or otherwise in violation of AT&T’s Intellectual Property Rights as a result of access by end users to material containing the AT&T Marks, as the case may be, on the Internet outside of the United States, or incidental communications with persons located outside of the United States.

(c)          Approvals. Notwithstanding anything to the contrary, any Materials that use the AT&T Marks must be approved in advance by AT&T in its discretion (acting reasonably); provided that once a particular use of the AT&T Marks is approved by AT&T, any identical uses shall be deemed automatically approved. AT&T reserves the right, in its sole discretion (acting reasonably), to withdraw approval of any previously-approved use; upon receipt of written notice from AT&T of its withdrawal of approval of a previously-approved use, Synacor promptly will take steps as practicable to amend such use in accordance with AT&T’s instructions.

(d)          Acknowledgement of Proprietary Rights. Synacor acknowledges that ownership of all Intellectual Property Rights in and to the AT&T Marks shall remain the property of AT&T and its licensors. Synacor shall include any Intellectual Property Rights notices, legends, symbols or labels appearing in the AT&T Marks on all copies thereof in substantially the same manner (given certain space limitations within particular devices or Screens) as they appear in the Materials provided by AT&T bearing the AT&T Marks and otherwise in accordance with AT&T’s trademark usage guidelines as set forth in Exhibit 17. All use of the AT&T Marks by Synacor under this Agreement inures solely to the benefit of AT&T. Synacor agrees not to challenge or otherwise contest the rights of AT&T or its licensors in the AT&T Marks.

(e)          Synacor License Grant.

(i)      Subject to the terms and conditions of this Agreement, if Synacor is required to post a Synacor Portal Privacy Policy under Section 16.4(b)(ii) and AT&T is hosting the web pages on which the policy appears, then, for so long as AT&T is hosting the Synacor Portal Privacy Policy during the Term, Synacor hereby grants to AT&T and its Affiliates a non-transferable, royalty free, fully-paid, non-exclusive license for the Term to use the Synacor Marks in the United States in connection with such display of the Synacor Portal Privacy Policy.

(ii)      Extra-U.S. Access. Synacor recognizes and agrees that the Portal will be available globally on the Internet and accordingly agree that AT&T shall not be deemed by Synacor to be in breach of this Agreement or otherwise in violation of Synacor’s Intellectual Property Rights as a result of access by end users to material containing the Synacor Marks, as the case may be, on the Internet outside of the United States, or incidental communications with persons located outside of the United States.

(iii)      Approvals. Notwithstanding anything to the contrary, any use of the Synacor Marks must be approved in advance by Synacor in its discretion (acting reasonably); provided that once a particular use of the Synacor Marks is approved by Synacor, any identical

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uses shall be deemed automatically approved. Synacor reserves the right, in its sole discretion (acting reasonably), to withdraw approval of any previously-approved use; upon receipt of written notice from Synacor of its withdrawal of approval of a previously-approved use, AT&T promptly will take steps as practicable to amend such use in accordance with Synacor’s instructions.

(iv)      Acknowledgement of Proprietary Rights. AT&T acknowledges that ownership of all Intellectual Property Rights in and to the Synacor Marks shall remain the property of Synacor and its licensors. AT&T shall include any Intellectual Property Rights notices, legends, symbols or labels appearing in the Synacor Marks on all copies thereof in substantially the same manner (given certain space limitations within particular devices or Screens) as they appear in the Materials provided by Synacor bearing the Synacor Marks. All use of the Synacor Marks by AT&T under this Agreement inures solely to the benefit of Synacor. AT&T agrees not to challenge or otherwise contest the rights of Synacor or its licensors in the Synacor Marks. Except for the license grant described in clause (i) above, no other license is granted under this Agreement to AT&T or any Third Party to use any trademarks, service marks, trade names or logos of Synacor.

(v)      Other Marks. No license is granted under this Agreement to AT&T or any Third Party to use any trademarks, service marks, trade names or logos of any Synacor Content providers for any purpose. For the purpose of clarity, to the extent Synacor publishes the trademarks, service marks, trade names, or logos of the Synacor Content providers on the Portal, it warrants that it has the right to do so. If AT&T and Synacor subsequently desire that AT&T be granted the right to use any such marks during the Term, any use thereof will be subject to a separate written agreement between the Parties or by an amendment to this Agreement.

EXCLUSIVITY AND RESTRICTIVE COVENANTS

Section 10.1.    Portal Exclusivity. Synacor will be the exclusive provider of any Consumer Oriented Portal AT&T or its Affiliates make available to AT&T (and its Affiliates’) broadband and mobile subscribers from either a browser or AT&T-branded application. AT&T and its Affiliates shall not market, promote, offer, or provide any other Consumer-Oriented Portal for such subscribers. [*].

Section 10.2.    Limited Exclusivity Exceptions.

(a)      During the Wind-Down Period, AT&T may [*].

(b)      Notwithstanding Section 10.1 above, AT&T will be permitted to [*]

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[*]

(c)          If AT&T materially breaches its obligations specified in Section 10.1, Synacor shall no longer be obligated to provide AT&T with the revenue guarantees specified in Section 8.6. [*].

Section 10.3.      Synacor Restrictive Covenants. Neither Synacor nor its Affiliates may Target any Subscribers except as necessary to provide the Services in accordance with this Agreement.

Section 10.4.      Post-Termination Restrictions. During the Term and thereafter, neither Synacor nor any of its Affiliates shall, nor shall they enable any Third Party to or assist or facilitate a Third Party’s efforts to, Target any Subscriber for purposes of providing to them any other portal (or any of its elements), mail service, Telecommunications Services or other Applications, products or services competitive with the Portal, AT&T Toolbar, or other AT&T products or services.

Section 10.5.      General. Neither Party shall enter into an arrangement with a Third Party with the intent to circumvent such Party’s compliance with its obligations under this Article X.

OTHER COVENANTS AND AGREEMENTS

Section 11.1.      Support; Corrections; Improvement.

(a)        Services. If either Party believes, in its discretion (acting reasonably), that an increase in customer service inquiries or complaints is reasonably likely as a result of the introduction, removal, termination or modification of any Applications, products, services, features, or functionality on or associated with the Portal (or any portion thereof), then such Party shall provide as much notice as is reasonably practicable to the other Party in advance of such event so that both Parties can adequately train and staff their customer care support.

(b)          Process Improvement.

(i)      During the Term, Synacor shall use continuous efforts and quality management processes to improve performance of the Portal and the Services (including in connection with the technical support and Service Level commitments made hereunder), which efforts and processes may be reviewed by AT&T from time to time for comment to Synacor.

(ii)      Synacor shall cause the Services to evolve and to be modified, enhanced, supplemented and replaced [*]

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[*]

in accordance with the Roadmaps.

Section 11.2.        Training.

(a)          Mutual Training Requirements. Each Party shall make available technical contacts to assist in the training of the other Party’s training personnel regarding the use of (i) in the case of Synacor as trainer, the Synacor Platform, and (ii) in the case of AT&T as trainer, the AT&T Internet Service, AT&T Toolbar, AT&T Mobility Service, AT&T Properties, and any other applicable AT&T products and services, and registration and login procedures for each of the foregoing, in each case as agreed by the Parties from time to time.

(b)          Training Costs and Update Training. The Portal Teams will provide training on the Synacor Platform and the Growth Portal (and all aspects thereof) to AT&T training Personnel for Major Platform Releases, Updates, Materials Changes, and Material Maintenance at no cost to AT&T. Any additional training [*] will be provided [*].

TERM, TERMINATION AND WIND-DOWN

Section 12.1.        Term.   This Agreement shall commence on the Effective Date and shall expire on the earlier of (a) eighteen (18) months following the 100% Migration Date, and (b) 11:59 pm on March 31, 2019, unless terminated sooner in accordance with its terms (the “Initial Term”).

Section 12.2.        Renewal.   This Agreement will automatically renew for additional twelve (12) month periods (each a “Renewal Term”) unless either Party provides the other Party with notice of non-renewal at least one-hundred eighty (180) days prior to the end of the Initial Term or then-current Renewal Term, as applicable. Collectively, the Initial Term and each Renewal Term shall be referred to as the “Term.”

Section 12.3.        Termination Events.

(a)          AT&T Termination Rights.

(i)      AT&T shall be permitted to terminate this Agreement at any time without cause upon one-hundred eighty (180) days’ notice to Synacor. If AT&T terminates this Agreement pursuant to this Section 12.3(a)(i), then AT&T shall pay to Synacor the applicable amount specified in Exhibit 18 (Termination Fees). If a purported termination for cause by AT&T is determined by a competent authority not to qualify as a termination for cause, then such termination by AT&T shall be deemed to be a termination for convenience under this Section 12.3(a)(i).

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(ii)      If Synacor materially breaches any provision of this Agreement and fails to cure such breach within (A) thirty (30) days after receiving written notice of such breach from AT&T; or (B) if such breach cannot be cured within such thirty (30) day period, such period of time as Synacor is diligently making efforts to cure such breach, but no more than [*] after receiving written notice of such breach from AT&T, then AT&T may terminate this Agreement by providing Synacor with up to [*] notice of termination.

(iii)      In the event (A) of a Change of Control of Synacor to an AT&T Direct Competitor [*], or (B) Synacor acquires Control of an AT&T Named Competitor, then AT&T may terminate this Agreement by providing Synacor notice of termination no later than [*] after consummation of the triggering event; such notice to be effective [*] after receipt.

(iv)      If Synacor defaults in the performance of its obligations under this Agreement [*] in [*] period during the Term (provided, that AT&T provides Synacor with notice of each such default within a commercially reasonable period after learning of such default), then regardless of whether (A) the effect thereof could reasonably be considered material or (B) such defaults were cured by Synacor, AT&T may, by giving written notice to Synacor no later [*] after the most recent breach, terminate this Agreement as of the termination date specified in the notice [*].

(v)      Subject to the final sentence of Section 15.2(e), if Synacor fails to deliver (for any reason other than a Synacor Excuse) either (A) Core Portal Go Live [*], or (B) a Major Deliverable, which may include the Growth Portal, if the Parties have agreed (either in Exhibit 5 or other written agreement between the Parties) to grant AT&T a termination right if the Deliverable is not Accepted by a specified deadline, then AT&T may, by giving notice to Synacor no later than [*] after the triggering date, terminate this Agreement as of the termination date specified in the notice [*].

(vi)      If Synacor materially breaches [*], Section 21.26, or Article XVI, then AT&T may, upon notice to Synacor, terminate this Agreement as of the termination date specified in the notice [*].

(vii)      If a Service Level Termination Event occurs, then AT&T may terminate this Agreement as of the termination date specified in the notice [*].

(viii)     If Synacor: (A) files a petition in bankruptcy for liquidation, (B) has an involuntary petition in bankruptcy filed against it which is not challenged within ten (10) days and dismissed within thirty (30) days, (C) becomes insolvent, (D) makes a general

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assignment for the benefit of creditors, (E) is unable to pay its debts as they mature, (F) has a receiver appointed for its assets, (G) has any significant portion of its assets attached, or (H) receives a “going concern” explanation or qualification from its external auditor, then AT&T may, upon notice to Synacor, terminate this Agreement as of the termination date specified in the notice. Notwithstanding any other provision of this Agreement to the contrary, if Synacor becomes a debtor under the United States Bankruptcy Code (11 U.S.C. §101 et. seq. or any similar Law in any other country (the “Bankruptcy Code”)) and rejects this Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), (X) any and all of the licensee and sublicensee rights of AT&T arising under or otherwise set forth in this Agreement, including the rights of AT&T referred to herein, shall be deemed fully retained by and vested in AT&T as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which Synacor is the debtor; (Y) AT&T has all of the rights afforded to non-debtor licensees and sublicensees under Section 365(n) of the Bankruptcy Code; and (Z) to the extent any rights of AT&T under this Agreement which arise after the termination or expiration of this Agreement are determined by a bankruptcy court not to be “intellectual property rights” for purposes of Section 365(n), all of such rights shall remain vested in and fully retained by AT&T after any Bankruptcy Rejection as though this Agreement were terminated or expired. AT&T shall under no circumstances be required to terminate this Agreement after a Bankruptcy Rejection in order to exercise any of the rights described under this clause (viii).

(ix)      If Synacor fails to cooperate reasonably with AT&T [*] under Section 48c of Exhibit 23 that reasonably would be considered a material [*], then AT&T may terminate this Agreement as of the termination date specified in the notice [*].

(b)          Synacor Termination Rights.

(i)      If AT&T materially breaches any provision of this Agreement and AT&T fails to cure such breach within (A) thirty (30) days after receiving written notice of such breach from Synacor, or (B) if such breach cannot be cured within such thirty (30) day period, such period of time as AT&T is diligently making efforts to cure such breach, but no more than [*] after receiving written notice of such breach from Synacor, then Synacor may terminate this Agreement by providing AT&T with up to [*] notice of termination.

(ii)      If AT&T repeatedly defaults in the performance of any of its obligations under this Agreement [*] in [*] period during the Term (provided, that Synacor provides AT&T with notice of each such default within a commercially reasonable period after learning of such default),, then regardless of whether such repeated defaults were cured by AT&T, Synacor may, by giving written notice to AT&T no later than [*] after the most recent breach, terminate this Agreement as of the termination date specified in the notice [*].

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(iii)      If AT&T: (A) files a petition in bankruptcy for liquidation, (B) has an involuntary petition in bankruptcy filed against it which is not challenged within ten (10) days and dismissed within thirty (30) days, (C) becomes insolvent, (D) makes a general assignment for the benefit of creditors, (E) is unable to pay its debts as they mature, (F) has a receiver appointed for its assets, (G) has any significant portion of its assets attached, or (H) receives a “going concern” explanation or qualification from its external auditor, then Synacor may, upon notice to AT&T, terminate this Agreement as of the termination date specified in the notice.

Section 12.4.       Rights and Obligations Upon Termination or Expiration. Upon the termination of this Agreement by AT&T or Synacor in accordance with Section 12.3, or upon expiration of the Term, the provisions of this Section 12.4 shall apply.

(a)      Return of Confidential Information. Each Party shall destroy, and, at the other Party’s request, certify in writing to the other Party destruction of, or return to the other Party of, all copies and extracts of the other Party’s Confidential Information, other than (i) Materials that each Party needs to retain to fulfill its obligations hereunder; provided, however, that upon expiration of such need, all Confidential Information of a Party in the possession of the other Party shall be destroyed or returned in accordance with this Section 12.4(a), and (ii) any Materials that are subject to a license that continues during the Wind-Down Period.

(b)      Compliance with Legal Requirements. Synacor shall reasonably assist AT&T (and its Affiliates and successors) to comply with any Laws (e.g., Acquired Rights Directive) in any country other than the United States where Synacor has employees performing the Services relating to transfers of contracts, undertakings, businesses or employees which may apply to AT&T and any potential AT&T successor vendors to the extent arising out of the transactions contemplated by this Agreement.

(c)       Survival.

(i)      All Sections of this Agreement that are expressly stated to survive the termination or expiration of this Agreement shall survive in accordance with their terms. Any other Section of this Agreement that is required to survive in order to give effect to any provision that is expressly stated to survive shall also survive to the extent necessary.

(ii)      Without limiting the generality of the foregoing, the following Sections shall survive the termination or expiration of this Agreement, as applicable:

(A)      Section 2.2(b)(v), Section 5.6(b)(iv), Section 7.8, Section 10.5, Section 12.4, Section 12.5, Section 13.5, Section 15.3, Article XVI, Section 17.1, Section 17.2, Section 17.3(b)(i) (during the Wind-Down Period), Section 17.1(b)(iii), Section 17.3(c), Sections 18.2-18.4 (during the Wind-Down Period), Section 18.5, Section 18.6, Section 18.7, Section 18.8, Section 18.9, Section 18.10, Section 18.11, Section 18.12, Section 18.13, Section 18.14, Article XIX, Section 20.4, Section 20.5, Sections 21.3-21.8, Section 21.10, Sections 21.12-21.25 and Exhibit 1 shall survive the termination or expiration of this Agreement (in each case, subject to any limitations set forth therein);

(B)      Sections 15.1, 15.4 and 15.5 shall survive the termination or expiration of this Agreement but only until the required reports or audit reports

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(as applicable) for periods prior to termination or expiration have been delivered thereunder; and Section 5.6(b)(iv), Section 8.1, Section 8.2, Section 8.3, Section 8.6, Section 8.7, Section 8.8, Section 8.10, Section 8.12, Section 8.13, and Sections 13.2(b)-(c) shall survive with respect to obligations that accrued prior to such termination or expiration.

(iii)      Except as set forth in this Section 12.4(c) all Sections and Articles of this Agreement shall terminate upon termination or expiration of this Agreement.

Section 12.5.    Wind-Down.

(a)      General. The “Wind-Down Period” will commence on the effective date of termination or expiration of this Agreement (a “Transfer Event”) and continue for a period not to exceed [*]. Without limiting the foregoing, AT&T may request that Wind Down Assistance be provided [*] with respect to all or part of the Portal or the Services.

(i)      [*].

(ii)      During the Wind-Down Period, unless otherwise expressly agreed in the Wind-Down Plan, the terms and conditions of this Agreement will remain in full force and effect.

(iii)     During a Wind-Down Period, the Wind-Down Assistance shall be of the same degree of accuracy, quality, completeness, timeliness, responsiveness, efficiency and scope as provided prior to termination, but not less than as required under this Agreement (including, for clarity, the satisfaction of all Service Levels and payment of Performance Credits).

(b)      Synacor shall receive at least $[*] during the Wind-Down Period so long as the Wind-Down Assistance can be performed by Synacor [*]. Notwithstanding the foregoing, if this Agreement is being terminated by Synacor for breach of this Agreement by AT&T, then Synacor shall not be required to commence Wind-Down Assistance unless it first receives all past due amounts that are not disputed in good faith. Anything herein to the contrary notwithstanding, if Synacor terminates this Agreement due to a material breach by AT&T, payments for Wind-Down Assistance shall be made [*].

(c)      Assistance. The Parties will work together to create a mutually agreeable wind-down plan, the framework of which is set forth in Exhibit 19 (Wind-Down Plan

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Framework) attached hereto. (the “Wind-Down Plan”). During the Wind-Down Period, Synacor will perform its obligations set forth in the Wind-Down Plan (the “Wind-Down Assistance”). At a minimum, such assistance shall include all actions reasonably requested by AT&T to be provided by Synacor that are necessary to achieve the orderly migration of the services, functions, responsibilities, tasks and operations comprising the obligations of Synacor under this Agreement, including the following: (i) continuing to perform the terminated (or expired) Services (or portion thereof) and any services required upon termination or expiration under this Agreement; (ii) upon request, implementing and performing the Wind-Down Plan; and (iii) cooperating with AT&T and any Third Party designated by AT&T in order to facilitate the transfer of the Services to AT&T or such other Third Party.

SERVICE LEVELS AND SERVICE CONTINUITY

Section 13.1.    Service Levels and Objectives. Commencing on Core Portal Go Live or such other date as is specified in Exhibit 20 (Service Levels) for a Service Level, Synacor shall perform the Services in accordance with the service levels specified in Exhibit 20 (the “Service Levels”). With respect to those Services for which a Service Level is not set forth in Exhibit 20, Synacor shall perform such Services [*] in accordance with the customer care plan to be jointly developed by the Parties [*] prior to launch of a new Service specifying the appropriate mechanisms to respond to and resolve User-impacting service issues for the Portal. Unless otherwise specified in Exhibit 20, the Measurement Window for each Service Level shall be [*].

Section 13.2.    Service Level Failures; Performance Credits.

(a)      Critical Service Levels. If there occurs a Service Level Failure relating to a Critical Service Level, then Synacor shall pay the Performance Credit associated with such Critical Service Level, as determined in accordance with Exhibit 20.

(b)      Payment of Performance Credits. Each Performance Credit shall be paid by Synacor to AT&T [*]. The Performance Credits are paid in recognition of the diminished value of the Services resulting from Synacor’s failure to meet the agreed upon level of performance, and are liquidated damages. [*].

(c)      [*].

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Section 13.3.    Root-Cause Analysis. With respect to Synacor’s failure to achieve any Service Level, Synacor shall, after restoring affected Services or otherwise resolving any immediate problem (a) perform a root-cause analysis to identify the cause of such failure, (b) provide AT&T with a report detailing the cause of, and procedure for correcting, such failure, (c) advise AT&T of the status of remedial efforts being undertaken with respect to the problem, [*].

Section 13.4.    Notice of Adverse Impact. If Synacor becomes aware of any failure by Synacor to comply with its obligations under this Agreement or any other situation: (a) that has impacted or reasonably is likely to impact the maintenance of AT&T’s integrity of internal controls, the accuracy of AT&T’s financial, accounting, marketing, supply chain, human resources, or other records and reports, or compliance with AT&T Company Policies or applicable Laws, or (b) that has had or reasonably is likely to have any other material adverse impact on the availability of the Portal to the Users, then, Synacor shall promptly inform AT&T in writing of such situation and the impact or expected impact and Synacor and AT&T shall meet (in person or by phone) to formulate an action plan to minimize or eliminate the impact of such situation.

Section 13.5.    Synacor Excuse. Synacor shall be excused from its affected obligations to perform under this Agreement or meet any required deadlines solely to the extent and for so long as, caused by any of the following (each, a “Synacor Excuse”):

(a)      a defect or other performance failure in the Services for which AT&T (directly or indirectly through its Affiliates, AT&T Agents, or other Third Party) has retained operational responsibility;

(b)      a failure by AT&T, its Affiliates, AT&T Agents or other Third Party (provided, that AT&T has assumed responsibility for such Third Party under this Agreement) to timely perform AT&T’s obligations under this Agreement, where Synacor’s ability to perform is expressly dependent upon such performance by AT&T, its Affiliates, AT&T Agents, or other Third Party;

(c)      any AT&T Materials provided by AT&T, its Affiliates, or any of AT&T’s Agents;

(d)      AT&T’s, any AT&T Affiliate’s, or AT&T Agent’s negligence;

(e)      telecommunications or equipment failures outside of Synacor’s facilities or control (it being understood that Synacor is responsible for telecommunications and equipment operations provided by Synacor Agents);

(f)      scheduled maintenance as defined in Exhibit 20; or

(g)      a delay or modification of the Implementation Services under Section 3.6; or

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(h)      unauthorized access, breach of firewalls, denial of service attacks, or other hacking by Third Parties of Synacor’s systems, provided Synacor has taken commercially reasonable precautions to prevent such events and is otherwise in compliance with its security obligations under this Agreement.

Synacor only shall be excused from performance with respect to a Synacor Excuse for so long as such underlying cause continues and solely to the extent Synacor demonstrates to AT&T that (i) such occurrence was the primary or significant contributing cause of Synacor’s inability to perform (or timely perform), and (ii) Synacor could not have continued performance through a commercially reasonable alternative solution without undue cost, delay, or use of additional resources (a “Workaround”); [*].

SERVICE LOCATIONS

Section 14.1.    Service Locations.

(a)      Synacor shall provide the Services [*] from the [*] locations set forth in Exhibit 21 (Service Locations) [*] and such other Synacor service locations for which Synacor has received AT&T’s approval, to be given in AT&T’s discretion (acting reasonably); provided, however, so long as there is no negative impact on the Services, Synacor may, without AT&T’s approval, relocate or add service locations upon written notice to AT&T in Synacor’s discretion (acting reasonably) (all such Synacor service locations, the “Synacor Sites”). [*].

(b)      [*].

(c)      [*].

(d)      [*].

(e)      If Synacor intends to provide the Services from a Service Location where a Third Party has unsecured access to Synacor’s office area, then, prior to providing any of the Services from such Service Location, Synacor shall develop a reasonable process to restrict

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access in any such shared environment to AT&T’s Confidential Information and AT&T Data so that such Third Parties do not have access to AT&T’s Confidential Information or AT&T Data.

(f)    [*].

Section 14.2.  Safety and Security Procedures. Synacor shall maintain and enforce at the Synacor Sites physical safety and security procedures that are at least equal to the most stringent of the following: (a) industry standards for locations similar to the Synacor Sites; (b) the security standards set forth in Exhibit 21; and (c) any higher standard otherwise agreed upon in writing by the Parties. [*].

Section 14.3.   [Intentionally omitted.]

Section 14.4.  [*].

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(a)      [*].

(b)      [*].

(c)      [*].

(d)      [*].

(e)      [*].

(f)      [*].

(g)      [*].

(h)      [*].

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REPORTS, TOOLS, AND AUDITS

Section 15.1.  Report Specifications.

(a)      Exhibit 22 sets forth, among other things, the reports to be delivered under this Agreement, including their respective content, format, frequency, and method of delivery, and a process to respond to questions and confirm the accuracy of each report. In addition to the reports specified in Exhibit 22, Synacor shall provide such other reports [*] as may be mutually agreed in writing by the Parties from time to time.

(b)      [*].

Section 15.2.    Analytics.

(a)      Synacor Analytics Platform. Synacor will provide [*] an analytics platform [*] in connection with the Portal as set forth in Exhibit 22 (the “Analytics Platform”). [*].

(b)      Third Party Web Analytics.

(i)      AT&T may, at its discretion and upon written notice to Synacor, elect to acquire and use Third Party analytics packages of analytics industry recognized leaders [*] (each an “Analytics Package”). If AT&T elects to use such an Analytics Package[*]; provided, that AT&T provides Synacor with (A) access to and Use of such Analytics Package [*] and (B) all necessary rights and licenses for Synacor to so access and Use the Analytics Package.

(ii)      Upon execution of an amendment between the Parties and the subsequent request from AT&T, and in accordance with Section 7.2, Synacor shall integrate AT&T’s “Big Data” services into the Portal to enable User insights which the Parties will use to further personalize the Portal and feed additional data into the AT&T “Big Data” repository;

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(iii)      At no cost to Synacor, AT&T may procure a license for Synacor to use the [*] content management system in connection with the Portal; provided, that if AT&T is unable to procure a license for Synacor to use the [*] then Synacor shall, upon request by AT&T, use commercially reasonable efforts to license the [*] directly from [*]. If neither AT&T nor Synacor succeeds in procuring a license to use the [*], Synacor shall obtain a license to use an alternative Third Party content management system [*] mutually agreed upon by the Parties. If Synacor directly licenses a content management system pursuant to this Section 15.2 (including direct license of [*]), Synacor will recoup the cost of license from AT&T in a mutually agreed upon manner.

(iv)      [*] AT&T will provide Synacor with access to such Third Party reporting services [*].

(c)      Analytics Tags.

(i)      Synacor will use industry standard practices to place AT&T Analytics Tags on all pages of the Portal with measurement capability to verify that such Analytics Tags are collecting data.

(ii)      Synacor shall (A) subject to the capabilities of the tools used by the Parties, provide [*] functionality to track usage across the Portal on an end-to-end basis, and (B) insert, [*] in a consistent manner across the Portal, Analytics Tags from the Analytics Platform or any Analytics Package on all Portal pages, subject to Section 15.2(c)(iii). Synacor shall have the right to review any code or other technology changes to all Analytics Tags after such tags are placed on the Portal. AT&T shall not, through any Person other than AT&T, AT&T Agents or Synacor, insert or permit or assist any Third Party in inserting any Analytics Tag on any part of the Portal.

(iii)      [*] Synacor [*] may (A) move, from a Portal Header to the Footer, any Analytics Tags if they impede the load time of the applicable page to such an extent that it noticeably impairs the User experience or revenue generation [*] or (B) remove any Analytics Tag that materially impacts an applicable page and prevents such page from functioning, in whole or in part, as it is intended (e.g., causes partial page loading or creates a problem loading ads or content); provided, that if Synacor removes an Analytics Tag from any page and the problem is subsequently resolved, Synacor will replace the Analytics Tags on the page [*] after the Parties agree that the issue is resolved.

(d)      Search Term Analytics. Synacor [*] will provide a [*] Third Party-provided Analytics Tag throughout the Portal (including individual pages or properties within the Portal) to track Search terms entered by Users. [*].

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[*]

(e)      Cookies. Synacor [*] shall deliver cookies to Users and measure, track and report on the delivery of such cookies for purposes of tracking Identifiable Users. These Analytics Tags can be sourced from a Third Party and are in addition to any Third Party web analytics package provider used by AT&T under Section 15.2(b). Within [*] Exhibit 6, which Exhibit will be attached to and become a part of this Agreement. Synacor shall not be in breach of this Agreement based on a failure to deliver cookie-dependent Deliverables that rely upon cookies that conflict with the provisions in Exhibit 6. The Parties will also agree upon the impacts to product requirements and timelines based on Synacor’s inability to deliver any such cookie-dependent Deliverables.

(f)      Surveys. AT&T has the right at its sole cost and expense to conduct market research and customer satisfaction surveys regarding the Portal at its discretion, provided that such surveys do not noticeably impair the User experience for any part of the Portal.

Section 15.3.    Audits.

(a)      Revenue Records. Each Party shall maintain complete and accurate accounting records (in accordance with GAAP and as otherwise required by financial reporting Laws) and other records in a reasonable format, in each case that are reasonably necessary to substantiate compliance with its payment obligations under this Agreement (collectively, the “Financial Records”). Each Party shall maintain the Financial Records applicable to its payment obligations during the Term of this Agreement, during the Wind-Down Period, and for [*] or any longer period required by Law or accounting standards.

(b)      Audits.

(i)      In addition to its obligations specified in Section 15.3(a), each Party shall maintain complete and accurate records [*] In addition, each Party and its auditors (including internal audit staff and external auditors [*] performing an audit of such Party) shall have the right to review the other Party’s records (the “Audits”) to verify the other Party’s accuracy and integrity or payment and reporting obligations and invoicing hereunder. AT&T’s Audit rights shall include the right to verify [*].

(ii)      [*].

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[*]

(c)      Solely to the extent the scope of the Audit by AT&T requires access, Synacor shall provide to AT&T’s Third Party auditors [*] access during normal business hours to[*] in each case, solely to the extent pertaining to AT&T and solely to the extent Synacor is legally permitted to do so [*]. Solely to the extent the scope of the Audit by Synacor requires access, AT&T shall provide and shall require the AT&T Agents to provide Synacor and its auditors (including internal audit staff and external auditors [*] performing audits of AT&T) access during normal business hours to AT&T’s books and records.

(d)      The auditing Party’s access to the records and other supporting documentation shall include the right of the Third Party auditor to inspect the audited Party’s relevant financial books and records and, solely to verify payment obligations, to photocopy and the right of the Third Party auditor to retain copies thereof outside of their physical location with appropriate safeguards, if such retention is deemed reasonably necessary by such Party, so long as the auditor is obligated to destroy all such copies immediately after they are no longer deemed necessary.

(e)      Any and all Audits conducted by a Party under this Agreement shall be done at such Party’s expense, subject to the following requirements: (i) each Audit may be conducted only after [*] prior written notice to the audited Party (or, if compliance with applicable Laws requires a shorter notice period, the maximum notice period possible in compliance with such Laws; (ii) the Audit may only be conducted during the audited Party’s normal business hours; (iii) the Audit may only be conducted by an independent Third Party auditor on a non-contingent fee basis and who is subject to a confidentiality agreement approved by the audited Party (such approval not to be unreasonably withheld); (iv) the audited Party may require the Third Party auditors to conduct the Audit on the premises of the audited Party; (v) the Third Party auditor shall [*] be entitled to review only the records directly related to the subject of the Audit; (vi) such Audit shall not be conducted more than [*] unless

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otherwise required by applicable Laws; and [*]. Each Party will cooperate [*] and will make the information reasonably required to conduct the Audits available on a timely basis. Further, notwithstanding the inspection and access rights described above, the audited Party shall only be required to provide those records (or portions thereof) which it is legally permitted to disclose under applicable Law and the applicable Third Party agreements.

(f)      If, as a result of an Audit, the auditing Party determines that the audited Party underpaid the auditing Party, then the auditing Party will notify the audited Party of the amount of such underpayment and the audited Party will promptly pay to the auditing Party the amount of the underpayment along with interest from the date of the underpayment. If any such Audit reveals an underpayment to the auditing Party during any 12-month period exceeding [*] of any category of fees due to the auditing Party in the aggregate under this Agreement [*] during such period, then the audited Party will reimburse the auditing Party for the reasonable out-of-pocket cost of such Audit. [*].

(g)      Upon notification by either Party of a discovery or legal hold request, the other Party shall cooperate with such request and immediately preserve any records covered by such request and, to the extent it is advised by legal counsel that it is authorized to do so, promptly will provide such records requested by the first Party and related to the inquiry. The exercise by either Party of the Audit right provided in this Section 15.3 shall not limit or restrict the discovery rights of such Party or the admissibility of any of the Audit results in connection with a legal proceeding.

(h)      [*]:

(i)        [*].

(ii)       [*].

(iii)      [*].

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[*]

Section 15.4.    SSAE 16. General.

(a)      For the calendar year 2016, Synacor will provide a Statement on Standards for Attestation Engagements No. 16 (the “SSAE 16”) developed by the American Institute of Certified Public Accountants certification report from each Synacor Agent operating a data center where the Services are provided. [*].

(b)      [*].

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[*]

Section 15.5.    [*].

(a)      [*]:

(i)        [*].

(ii)       [*].

(b)       [*],

[*]:

(A)      [*]

(B)      [*].

(c)       [*]:

(i)        [*].

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[*]

(ii)      [*].

(d)      [*].

Section 15.6.  Audit Follow-up.

(a)      Following an audit conducted pursuant to this Agreement, each auditing Party may conduct, or request its external auditors to conduct, an exit conference with audited Party to obtain factual concurrence with issues identified in the review.

(b)      The Parties will meet (in person or by phone) to review each audit report (or other report provided pursuant to an audit or examination conducted pursuant to this Agreement) promptly after the issuance thereof and agree upon the appropriate manner, if any, in which to respond to the changes suggested by such report.

(c)      Facilities. Each audited Party shall provide to the other Party’s auditors, on the audited Party’s premises [*], space, office furnishings (including lockable cabinets), telephone and fax services, utilities and office-related as such auditors may reasonably require to perform the audits described in this Section, and such assistance as they require[*]. The auditing Party shall be responsible for the acts and omissions of its auditors while on the premises of the audited Party (and the premises of the audited Party’s agents). The

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audited Party will cooperate with the auditing Party in connection with audit functions and with regard to examinations by regulatory authorities.

DATA AND PRIVACY

Section 16.1.  Ownership and Use of Data.

(a)      AT&T Ownership. AT&T owns all (i) AT&T Data, and (ii) AT&T Derived Data. AT&T Data and AT&T Derived Data are AT&T Confidential Information. To the extent needed to perfect AT&T’s ownership in the AT&T Data or AT&T Derived Data, Synacor hereby assigns all right, title and interest in AT&T Data and AT&T Derived Data to AT&T. No transfer of title in AT&T Data or AT&T Derived Data to Synacor or any Synacor Agent is implied or shall occur under this Agreement. AT&T Data and AT&T Derived Data shall not be (i) utilized by Synacor or any Synacor Agent for any purpose other than (A) as required to provide the Portal and the Services in accordance with this Agreement, and (B) as permitted under Exhibit 24, (ii) except as permitted under Exhibit 24, sold, assigned, leased, commercially exploited or otherwise provided or made accessible to Third Parties, whether by or on behalf of Synacor or a Synacor Agent, or (iii) used by Synacor or a Synacor Agent to assert any lien or other right against or to it. Synacor shall promptly notify AT&T if Synacor believes that any use of AT&T Data or AT&T Derived Data by Synacor or a Synacor Agent contemplated under this Agreement or to be undertaken as part of the performance of this Agreement is inconsistent with the preceding sentence.

(b)      AT&T Data License. AT&T grants to Synacor a license to access, use, and copy the AT&T Data and AT&T Derived Data, with a right to grant sublicenses solely to Synacor Agents, solely for the performance of Synacor’s obligations and as permitted in Exhibit 24, in compliance with Section 16.1(a), during the Term and solely in compliance with the Applicable Policies, including obligations relating to AT&T Personal Information contained in Section 16.3. For the avoidance of doubt, neither Synacor nor any Synacor Agent shall create or develop AT&T Derived Data after the expiration or termination of this Agreement or the Wind-Down Period, whichever is later.

(c)      Return or Destruction of AT&T Data. Synacor shall deliver a copy of the AT&T Data and AT&T Derived Data to AT&T at no charge to AT&T, in the format usually stored by Synacor, and on the media and in the timing reasonably prescribed by AT&T at AT&T’s request. Upon AT&T’s request, Synacor shall promptly destroy any copies of such AT&T Data and AT&T Derived Data in Synacor’s possession or under Synacor’s control unless such AT&T Data or AT&T Derived Data is required for Synacor to perform the Services or is otherwise permitted under Exhibit 24, in which case Synacor promptly will destroy the AT&T Data or AT&T Derived Data when it is no longer required by Synacor to perform the Services or exercise its rights under Exhibit 24. Upon AT&T’s request Synacor shall deliver to AT&T written certification of such return or destruction signed by an officer of Synacor. Synacor’s obligation to return AT&T Data and AT&T Derived Data upon AT&T request shall not apply to such data which, at the time of AT&T’s request for return, is no longer retained by or on behalf of Synacor.

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(d)      Correction of Errors. Synacor shall, at Synacor’s cost and expense, use commercially reasonable efforts to correct any errors or inaccuracies in the AT&T Data or AT&T Derived Data of which it is aware and only to the extent caused by Synacor or Synacor Agents. At AT&T’s request and expense, Synacor shall use commercially reasonable efforts to promptly correct any other errors or inaccuracies in AT&T Data and AT&T Derived Data not caused by Synacor or Synacor Agents.

(e)      AT&T Derived Data.

(i)      Prohibitions. In addition to any obligations contained in this Agreement regarding AT&T Data (including AT&T Personal Information), with respect to AT&T Derived Data, Synacor is prohibited, [*] from each of the following (collectively, the “AT&T Derived Data Prohibitions”): (A) creation or use of AT&T Derived Data for any purpose other than as permitted in this Agreement; (B) any act or omission that would violate this Agreement’s restrictions on Synacor’s use of the AT&T Data; (C) assertion of any lien or other right against or to such AT&T Derived Data; (D) any act or omission that would violate this Agreement’s restrictions on Synacor’s use of AT&T Personal Information (to the extent AT&T Personal Information is used to create AT&T Derived Data, such AT&T Derived Data is subject to this Agreement’s restrictions on Synacor’s use of AT&T Personal Information); and (E) creation or use of AT&T Derived Data after the expiration or termination of this Agreement or the Wind-Down Period, whichever is later, except as expressly permitted under clause (v)(A) below.

(ii)      Permissions. Synacor may do the following with AT&T Derived Data (collectively, the “AT&T Derived Data Permissions”): (A) create and use it to the extent reasonably necessary to fulfill Synacor’s obligations under this Agreement and as permitted under Exhibit 24; provided such creation and use does not violate any of the AT&T Derived Data Prohibitions; and (B) provide it to a court or other Governmental Authority in compliance with Section 21.5(c).

(iii)      Notice. In addition to Synacor’s notice obligation specified in Section 16.1(a), Synacor shall promptly notify AT&T if Synacor reasonably believes that any of the AT&T Derived Data Prohibitions have been violated or if the scope of any of the AT&T Derived Data Permissions has been exceeded.

(iv)      Rights. If any creation or use of AT&T Derived Data by or on behalf of Synacor that is inconsistent with the AT&T Derived Data Prohibitions and AT&T Derived Data Permissions occurs, Synacor hereby assigns to AT&T all right, title and interest it may have in and to such AT&T Derived Data. AT&T is not transferring or granting to Synacor any right, title, or interest in or to (or granting to Synacor any license or other permissions in or to) any or all AT&T Derived Data, including any right by Synacor to use the AT&T Derived Data beyond the express rights granted in this Section 16.1.

(v)      Destruction.

(A)      If all of the following are true, then Synacor may retain AT&T Derived Data beyond the deadline set for the return or destruction of AT&T Data specified in Sections 16.1(c) and (e)(i), but shall destroy such AT&T Derived Data (including any copies in Synacor’s possession or under Synacor’s control) within [*] of

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the date that such AT&T Derived Data ceases being put to a use that is permissible under this Agreement: (I) AT&T Derived Data was created in part from data that are not AT&T Data, and (II) it is not feasible to destroy just the portion of such AT&T Derived Data derived from AT&T Data without destroying the portion of such AT&T Derived Data derived from other data, and (III) such AT&T Derived Data is being put solely to a use permissible under this Agreement.

(B)      After the destruction required in Section 16.1(e)(v)(A), Synacor shall deliver to AT&T written certification of the destruction or of the cessation of use of AT&T Derived Data in accordance with Section 16.1(c).

(vi)      With regard to the types of data within the definition of AT&T Derived Data, this Section 16.1(e) shall supplement, but not amend or alter, the other applicable provisions of this Agreement. The provisions of this Section 16.1(e) shall apply to all AT&T Derived Data, regardless of whether such data and information was first received, collected, or created by Synacor before, on or after the Effective Date of this Agreement.

Section 16.2.  Data Security.

(a)      Compliance with SISR. The provisions of this Section 16.2 shall apply to all AT&T Data and any AT&T Derived Data provided to, or created, developed, modified, recast or processed by, Synacor on or after the Effective Date, and shall survive the expiration or termination of this Agreement as to and only to the extent that and for so long as Synacor retains possession of any AT&T Data or AT&T Derived Data. Synacor shall comply with its obligations in Exhibit 23 (SISR) [*].

(b)      Security Incident. In addition to Synacor’s obligations elsewhere in this Agreement, if [*] any AT&T Data or Confidential Information [*] (collectively, “Protected Data”) or any information [*] has been compromised [*] “Security Incident”), Synacor shall [*] notify AT&T [*] and provide all reasonably requested information about the event. For purposes of this obligation, “compromise” should be read [*]to include: (i) any unauthorized access to Protected Data or any information or other material which is in Synacor [*] control [*] (ii) any inadvertent disclosure of Protected Data or any information or other material which is in Synacor [*] control [*] (iii) any [*] misuse of Protected Data or any information or other material which is in Synacor [*] control that [*] may be used to access Protected Data by any Person [*] (iv) any [*] use of Protected Data by any Synacor personnel or Synacor Agent outside of the scope of that Person’s authority [*]and (v) any [*] loss, alteration or destruction of Protected Data other than as

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required (or permitted) by this Agreement. In the event of a Security Incident, Synacor will: (A) investigate the Security Incident, and (B) [*].

(c)      The limitations and restrictions on Synacor relating to AT&T Data described in this Section 16.2 will not apply to any data or information (i) that is collected, developed, or derived by Synacor or to which Synacor has access, prior to the Effective Date; or (ii) that is collected, developed, or derived by Synacor independently or through an Affiliate or a Third Party outside the scope of the Parties’ relationship under this Agreement, in each case even if that data or information is the same as AT&T Data or the AT&T Derived Data.

(d)      [*].

Section 16.3.    AT&T Personal Information.

(a)      As between Synacor and AT&T, title to all customer proprietary network information with respect to Users (“CPNI”) or customer proprietary information (“CPI”) (as those terms are defined in (i) Section 222 of the Communications Act of 1934, 47 U.S.C. 222, as amended (“Section 222”) and (ii) In re: TerraCom, Inc. and YourTel America, Inc., Apparent Liability for Forfeiture, File No.: EB-TCD-13-00009175, NAL/Acct. No.: 201432170015, FRNs: 0010103745 and 0020097572, respectively) shall be in AT&T. Except as otherwise provided herein, no license or rights to any AT&T Personal Information are granted to Synacor or any Synacor Agent hereunder.

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(b)      Synacor acknowledges that AT&T Personal Information received may be subject to certain Privacy Laws, as well as requirements of AT&T. Synacor shall consider AT&T Personal Information to be private, sensitive and confidential. Accordingly, with respect to AT&T Personal Information, Synacor shall comply [*] with all applicable Privacy Laws, including the CPNI or CPI restrictions contained in Section 222 and TerraCom, respectively. Synacor shall [*]:

(i)      not use the CPNI or CPI provided by AT&T, except for the purpose of providing the specified AT&T CPNI or CPI Products (as defined below);

(ii)     not disclose the CPNI or CPI provided by AT&T, except to an authenticated and logged-in User of the specified AT&T CPNI or CPI Products and shall not disclose or allow access to the CPNI or CPI provided by AT&T to any Third Party, except if such disclosure is required by Law; provided that Synacor shall provide AT&T with notice immediately upon receipt of any legal request or demand by a judicial, regulatory or other authority or Third Party to disclose or produce AT&T Personal Information. Synacor shall furnish only that portion of the AT&T Personal Information that it is legally required to furnish and shall provide reasonable cooperation to AT&T should AT&T exercise efforts to obtain a protective order or other confidential treatment with respect to such AT&T Personal Information;

(iii)    have appropriate protections in place to ensure the confidentiality of the CPNI or CPI provided by AT&T in accordance with the terms contained in Exhibit 23;

(iv)    restrict access to the CPNI or CPI provided by AT&T only to those Synacor Agents that require access to perform services in connection with the AT&T CPNI or CPI Products;

(v)     not persistently store the CPNI or CPI provided by AT&T or incorporate any AT&T Personal Information into any database other than in a database maintained exclusively for the storage of AT&T Personal Information;

(vi)    not incorporate any data from any of Synacor’s (or Synacor Agents’) other customers into AT&T’s customer database;

(vii)    make no use whatsoever of any AT&T Personal Information for any purpose except as permitted by the terms of this Agreement;

(viii)   make no sale, license (except as otherwise permitted herein) or lease of AT&T Personal Information to any other party;

(ix)     restrict access to AT&T Personal Information to only those Synacor Agents that require access in order to perform Services under this Agreement;

(x)      promptly return or destroy all AT&T Personal Information in accordance with Section 16.1(c); and

(xi)     [*] notify AT&T upon Synacor’s awareness of (A) any breach of the above-referenced provisions, (B) any disclosure (inadvertent or otherwise) of AT&T Personal Information to any Third Party not expressly permitted herein to receive or have

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access to such AT&T Personal Information, or (C) a Security Incident. Neither Synacor nor any Synacor Agents shall, communicate directly with any customer of AT&T without AT&T’s consent, which such consent shall not be unreasonably withheld.

(c)      For the avoidance of doubt, all “AT&T Personal Information” shall be considered “AT&T Data” under this Agreement, and Synacor’s obligations and responsibilities contained in this Section are in addition to, and shall in no way detract from or impinge upon, its obligations and responsibilities with respect to AT&T Data or AT&T Confidential Information contained elsewhere in this Agreement. If there is a conflict between the terms contained in this Section and any other provision contained in the Agreement, the more stringent of the provisions shall apply.

(d)      AT&T CPNI or CPI Products. Subject to the terms and conditions of this Section 16.3(d) and Exhibit 23 (i) AT&T may provide to Synacor certain CPNI or CPI mutually agreed to by the Parties; and (ii) Synacor may display the CPNI or CPI on certain AT&T products on the Portal as mutually agreed by the Parties (“AT&T CPNI or CPI Products”).

(e)      [*].

Section 16.4.  Privacy Laws and Policies.

(a)      Privacy Laws. The provisions in this Article XVI and any Exhibit to this Agreement that contemplates the sharing or disclosure of AT&T Data will apply only to the extent permissible under the Privacy Laws and orders of Governmental Authorities applicable to each Party.

(b)      Privacy Policies.

(i)      AT&T shall [*] a privacy policy applicable to the Portal and Portal Applications (the “Portal Privacy Policy”). A link to the Portal Privacy Policy will appear on the Portal and within the Portal Applications in the location determined by AT&T, and will disclose Synacor’s collection and use of User data and other actions that implicate privacy on the Portal and the Portal Applications. Without limiting the generality of the foregoing, the Portal Privacy Policy will permit the sharing and use of AT&T Data, as set forth in Section 16.1. The Portal Privacy Policy shall (A) be compliant with all applicable Laws, (B) disclose that the Portal and Portal Applications allow Third Parties to serve Advertising thereon, (C) disclose the type of information collected by such Third Parties, and (D) provide a clear and conspicuous link on the Portal and within the Portal Applications to the opt-out page of the Network Advertising Initiative (which is currently located at http://www.networkadvertising.org/managing/opt_out.asp) or other appropriate links for consent purposes as determined by AT&T.

(ii)      If Synacor elects to use Aggregate User Data for the purposes set forth in Sections 8(b), (c) and/or (d) of Exhibit 24, then the following shall apply. Synacor shall [*] a privacy policy applicable to the Portal and Portal Applications (the “Synacor Portal Privacy Policy”). [*]. A link to the Synacor Portal Privacy Policy will appear on the Portal and

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within the Portal Applications in the location determined by AT&T, and will disclose Synacor’s collection and use of User data and other actions that implicate privacy on the Portal and the Portal Applications. The Synacor Portal Privacy Policy shall (A) be compliant with all applicable Laws, (B) disclose that the Portal and Portal Applications allow Third Parties to serve Advertising thereon, (C) disclose the type of information collected by such Third Parties, (D) provide a clear and conspicuous link on the Portal and within the Portal Applications to the opt-out page of the Network Advertising Initiative (which is currently located at http://www.networkadvertising.org/managing/opt_out.asp) or other appropriate links for consent purposes as determined by AT&T, and (E) provide a clear and conspicuous link on the Portal and within the Portal Application to an opt-out page [*].

(c)      Certain Restrictions. During the Term, and absent agreement from AT&T (or as otherwise expressly permitted in this Article XVI), Synacor will not (i) disclose AT&T Personal Information to Third Parties; (ii) use AT&T Personal Information, except for purposes of compliance with or as authorized in this Agreement; (iii) scan, read or record private communications of Users; or (iv) scan, read or record the files of Users on such Users’ hard drives or other files locally stored on a User’s device.

(d)      Aggregate User Data. Except as permitted in Exhibit 24 and in accordance with the Synacor Portal Privacy Policy, Synacor will not use or disclose to Third Parties Aggregate User Data.

(e)      Opt Out of Data Collection. As of the Effective Date, Synacor does not itself create Advertising cookies that require Network Advertising Initiative opt-out functionality. Synacor shall apply for and receive Network Advertising Initiative opt-out participation prior to implementing itself any cookies that require such opt-out, and thereafter will maintain such opt-out functionality as the Network Advertising Initiative may require and shall comply with the applicable portions of the Digital Advertising Alliance’s Self-Regulatory Principles for Online Behavioral Advertising Terms. The Parties will work together in good faith to determine the applicability of those terms.

Section 16.5.    Synacor Agents. [*].

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[*]

OWNERSHIP AND USE OF INTELLECTUAL PROPERTY

Section 17.1.    Intellectual Property Rights for Background Work Product. As between the Parties, each Party owns and will retain all proprietary rights (including all Intellectual Property Rights) in or with respect to such Party’s Background Work Product.

Section 17.2.    Intellectual Property Rights for New Developments.

(a)      AT&T Intellectual Property Rights. As between the Parties, AT&T shall own all Intellectual Property Rights in or with respect to any and all Materials (i) developed, in whole or in part, pursuant to this Agreement by or on behalf of, AT&T and the AT&T Agents, or (ii) developed by Synacor or any Synacor Personnel in the performance of any Custom Portal Services and specified as work-for hire in the applicable statement of work (the “Custom IP” and, together with the AT&T-developed property described in clause (i) and AT&T’s Background Work Product, the “AT&T IP”). Except as explicitly set forth herein, no title to or ownership of any AT&T IP and/or any part thereof is hereby transferred to Synacor or any Third Party. Synacor shall take all actions reasonably requested by AT&T to transfer or perfect AT&T’s rights in the Custom IP.

(b)      Synacor Intellectual Property Rights. As between the Parties, Synacor shall own all Intellectual Property Rights in or with respect to any and all Materials developed, in whole or in part, pursuant to this Agreement by or on behalf of Synacor or the Synacor Agents (including Synacor Personnel), excluding any Custom IP (such Synacor-developed property, together with Synacor’s Background Work Product, the “Synacor IP”). Except as explicitly set forth herein, no title to or ownership of any Synacor IP and/or any part thereof is hereby transferred to AT&T or any Third Party.

Section 17.3.    License Grants and Restrictions.

(a)      AT&T Grant. AT&T hereby grants to Synacor and its Affiliates a worldwide, non-transferable, royalty-free, fully paid, non-exclusive license for the Term and the Wind-Down Period to use the AT&T IP and the AT&T Materials, and any Improvements to the foregoing, solely in connection with the performance of this Agreement and provision of the Services. The foregoing license grant shall include the right to reproduce, modify (solely for formatting purposes or as otherwise approved by AT&T), distribute, perform and display the AT&T Content and the AT&T Marks solely in connection with the Services.

(b)      Synacor Grants.

(i)      APIs and SDKs. Synacor hereby grants to AT&T a non-transferable, royalty-free, fully paid, non-exclusive license for the Term and the Wind-Down Period to use any (A) APIs or SDKs provided directly by Synacor to AT&T under this Agreement and (B) any other tools or materials specified for use by AT&T in Exhibit 22, solely

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in connection with AT&T’s use of the Services as contemplated by this Agreement; provided, that Synacor hereby warrants that, to the best of its knowledge, no other license grant is required to be granted by Synacor to AT&T for AT&T to make use as contemplated under this Agreement of the Synacor-provided Materials.

(ii)      Start App. Exhibit 33 (Synacor License Grants) sets forth the terms of Synacor’s license grant to AT&T for the Start App.

(iii)      License Grant to Excluded Materials. To the extent any Synacor IP is embedded or incorporated into any Custom IP, Synacor hereby grants a global, royalty-free, perpetual, non-exclusive license to AT&T to use such Synacor IP solely as necessary to make use of the Custom IP.

(c)      As of the Effective Date no other licenses are being granted by Synacor under this Agreement. If it is determined that Synacor will be granting any additional licenses to AT&T for other Portal Applications, any Synacor Content (as contemplated in Section 2.2(b)(iv)), or otherwise the Parties will amend this Agreement and set forth the terms of such license in an updated Exhibit 33. To be clear, while Synacor has the right to include the Synacor Content on the Portal, nothing herein shall grant a right to AT&T or any Third Party to display or otherwise use the Synacor Content for any purpose, except as they may otherwise agree in an amendment to this Agreement. Additionally, no license is granted to AT&T or any Third Party to use any trademarks, service marks or logos of Synacor or any of Synacor’s licensors. To that end AT&T agrees that it will not, and will permit any Third Party to register or attempt to register any trademark, trade name or other Intellectual Property Right related to any Synacor Content or any derivation or adaptation thereof or any work, symbol design or mark which is so similar thereto as to suggest a relationship with any Synacor Content provider.

REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES

Section 18.1.    Representations and Warranties of the Parties.

(a)      General Representations. Each Party hereby represents and warrants to the other that, as of the Effective Date:

(i)       such Party is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has the power and authority to own, lease and operate its assets and property and conduct its business as now conducted;

(ii)      such Party has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under and consummate the transactions contemplated by this Agreement in accordance with its terms;

 (iii)      such Party has taken all necessary action to duly authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

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(iv)      such Party has obtained all necessary approvals or licenses required by any Governmental Authority in connection with such Party’s performance under this Agreement;

(v)      the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Party does not conflict with or violate any term or obligation of any other agreement to which such Party is a party; and

(vi)      it has given all notices and it has obtained all approvals, consents, ratifications, waivers, and authorizations from each Person that are required in connection with the execution, delivery and performance of this Agreement.

Section 18.2.    Synacor Covenants. Synacor represents, warrants and covenants as follows at all times during the Term and any Wind-Down Period:

(a)      Subject to Section 13.5, Synacor shall perform the Services on time and in a workmanlike and professional manner and in accordance with the professional standards [*];

(b)      Synacor shall use adequate numbers of qualified individuals to perform the Services and ensure that all Synacor Personnel possess suitable training, education and experience to perform the tasks to which they are assigned;

(c)      Beginning on Core Portal Go Live and continuing for the duration of the Term, the Portal (including both the Core Portal and the Growth Portal) shall comply with the specifications contained in Exhibit 2 and Exhibit 3, respectively, except to the extent AT&T has requested or the Parties mutually have agreed upon changes to such specifications;

(d)      (i) Synacor shall provide AT&T with the documentation, specifications, and other written information that it customarily provides in connection with similar portal services, if any, (ii) the foregoing documentation, specifications, and information shall be consistent with industry practice, and (iii) the Services and all Deliverables provided by Synacor shall conform to (or perform in accordance with, as applicable) the foregoing documentation, specifications and information;

(e)      Synacor shall not, and shall not authorize any Person to, generate fraudulent impressions or clicks;

(f)      The display and distribution of the Synacor Content on the Portal (i) will not violate Synacor’s obligations under any other agreement or to any Third Party, and (ii) to the best of Synacor’s knowledge, the Synacor Content is not defamatory, obscene, or otherwise unlawful and Synacor’s use of the Content as contemplated by this Agreement does not and will not infringe or interfere with any Intellectual Property Right, contract, right of publicity, or any other proprietary right of any Third Party;

Synacor shall be solely responsible for (i) all fees, royalties and other amounts of any kind or nature payable to record companies, artists and all other royalty participants resulting from the display of any Synacor Content on the Portal as contemplated by this Agreement, (ii) all mechanical royalties, public performance royalties and all other amounts of any kind or nature payable to publishers or other owners of copyrighted musical compositions,

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spoken word and other materials embodied in any Synacor Content displayed on the Portal as contemplated by this Agreement, (iii) all fees, royalties and other amounts of any kind or nature payable to artists, celebrities and other Third Parties in connection with the use of their names, images, voices, and likenesses as part of any Synacor Content displayed on the Portal as contemplated by this Agreement, (iv) all payments that may be required under union or guild collective bargaining agreements with respect to use and exploitation of any Synacor Content displayed on the Portal as contemplated by this Agreement, and (v) any and all other royalties, fees or other amounts required to be paid to any Third Parties with respect to the use and exploitation of Synacor Content provided or made available in connection with the Portal, Portal Services or Display Advertising Services, other than Content provided by AT&T.

(g)      Synacor shall use commercially reasonable efforts to ensure that none of the Materials it provides under this Agreement includes viruses, spyware, malware, time or logic bombs, Trojan horses, worms, timers, clocks, trap doors, or other computer instructions, devices, or techniques that erase data or programming, infect, disrupt, damage, disable, or shut down a computer system or any component of such computer system, or that similar items (“Viruses”). Synacor shall use current version virus detection software in respect to the Portal and shall apply any applicable patches to the Portal. Synacor shall promptly notify AT&T upon discovery of any Viruses. Synacor agrees that, if any Viruses are found to have been introduced into or affect the Portal in violation of this Section 18.2(h), then Synacor shall use commercially reasonable efforts to reduce the effects of the Viruses and, if the Viruses cause a loss of operational efficiency or loss of data, to mitigate and restore such losses;

(h)      Synacor shall use commercially reasonable efforts not to damage AT&T systems, will not violate any AT&T IP license grant to Synacor under this Agreement, and with respect to any other AT&T IP not being licensed under this Agreement, will not infringe the proprietary rights of AT&T in such AT&T IP;

(i)      Synacor will not make any unauthorized representations on AT&T’s behalf or about AT&T, nor commit or bind AT&T other than as specifically authorized;

(j)      all obligations to be performed by Synacor (or any Synacor Agents or other Synacor Personnel) in connection with this Agreement involving the assignment of Custom IP shall be performed by individuals who are obligated to assign the underlying Intellectual Property Rights to Synacor so that Synacor may, in turn, assign such Custom IP to AT&T; and

(k)      Synacor is responsible for providing to its employees performing the Services the health care coverage required by the Affordable Care Act or paying the appropriate penalties for failure to do so.

Section 18.3.    AT&T Covenant. AT&T represents, warrants and covenants that, at all times during the Term and any Wind-Down Period:

(a)      AT&T shall be solely responsible for (i) all fees, royalties and other amounts of any kind or nature payable to record companies, artists and all other royalty participants resulting from sales and other permitted exploitation of any AT&T Content displayed on the Portal as contemplated by this Agreement, (ii) all mechanical royalties, public performance royalties and all other amounts of any kind or nature payable to publishers or other owners of copyrighted musical compositions, spoken word and other materials embodied in any

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AT&T Content displayed on the Portal as contemplated by this Agreement, (iii) all fees, royalties and other amounts of any kind or nature payable to artists, celebrities and other Third Parties in connection with the use of their names, images, voices, and likenesses as part of any AT&T Content displayed on the Portal as contemplated by this Agreement, (iv) all payments that may be required under union or guild collective bargaining agreements with respect to use and exploitation of any AT&T Content displayed on the Portal as contemplated by this Agreement, and (v) any and all other royalties, fees or other amounts required to be paid to any Third Parties with respect to the use and exploitation of AT&T Content provided or made available in connection with the Portal.

(b)      AT&T shall not, and shall not authorize any Person to, generate fraudulent impressions or clicks;

(c)      The use, display and distribution of the AT&T Materials as contemplated under this Agreement will not violate (i) AT&T’s obligations under any other agreement or to any Third Party, (ii) AT&T has the right to provide Synacor with access to and use of the AT&T Data as contemplated under this Agreement, and (iii) to the best of AT&T’s knowledge, the AT&T Materials are not defamatory, obscene, or otherwise unlawful and the use of the AT&T Materials as contemplated by this Agreement does not and will not infringe or interfere with any Intellectual Property Right, contract, right of publicity, or any other proprietary right of any Third Party;

(d)      AT&T shall use commercially reasonable efforts to ensure that none of the Materials it provides under this Agreement includes Viruses, and AT&T agrees that, if any Viruses are found to have been introduced into or affect the Portal in violation of this Section 18.3(d), then AT&T shall use commercially reasonable efforts to reduce the effects of the Viruses and, if the Viruses cause a loss of operational efficiency or loss of data, to mitigate and restore such losses;

(e)      AT&T shall use commercially reasonable efforts not to damage Synacor’s systems, will not violate any Synacor IP license grant to AT&T under this Agreement, and with respect to any other Synacor IP not being licensed under this Agreement, will not infringe the proprietary rights of Synacor in such Synacor IP; and

(f)      AT&T will not make any unauthorized representations on Synacor’s behalf or about Synacor, nor commit or bind Synacor other than as specifically authorized.

Section 18.4.    Laws and Regulations. Without limiting any obligation of the Parties, Synacor and/or AT&T, as the case may be, covenant and agree that during the Term and the Wind-Down Period:

(a)      Each Party shall perform its obligations under this Agreement in compliance with all applicable Laws which apply to such Party’s performance hereunder, including Laws applicable to protection of consumer data, consumer protection, electronic commerce, privacy, spyware, spamming (including the Controlling the Assault of Non-Solicited Pornography And Marketing Act of 2003 (CAN-SPAM)), child protection, computer trespass, billing, data disclosures and protection, employment, labor, discrimination, sexual or other harassment, compensation, and benefits. Each Party shall be responsible for any fines and

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penalties arising from any noncompliance with any Laws resulting from a breach by such Party, its Affiliates, or such Party’s Agents of this Section.

(b)      [*].

(c)      [*].

Section 18.5.    Disclaimers. THE WARRANTIES EXPRESSLY STATED ABOVE ARE THE SOLE WARRANTIES BEING MADE BY EACH PARTY UNDER THIS AGREEMENT. NEITHER PARTY MAKES ANY OTHER WARRANTIES OF ANY KIND AND EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. SYNACOR DOES NOT WARRANT OR MAKE ANY REPRESENTATION REGARDING THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE SERVICES OR ANY CONTENT PROVIDED TO AT&T OR THE RESULTS TO BE OBTAINED FROM THEIR USE. SYNACOR DOES NOT WARRANT THAT THE SERVICES WILL MEET AT&T’S REQUIREMENTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, SYNACOR DOES NOT WARRANT THAT THE SERVICES WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

Section 18.6.    Indemnity.

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(a)      Indemnification by Synacor. Synacor shall defend, indemnify and hold harmless AT&T, its Affiliates and each of their respective officers, directors, employees, permitted successors and assigns (collectively, the “AT&T Indemnified Parties”) from and against any and all claims, actions, demands, litigation, investigations, or proceedings (each one, a “Claim”) brought by a Third Party against such AT&T Indemnified Parties:

(i)      alleging that (A) the Synacor Platform, Synacor Content, Synacor-sourced Advertising, Synacor Marks, and any Materials licensed by Synacor to AT&T under Section 17.3(b) (but excluding any Materials generated or posted by any User thereof) (collectively, the “Synacor Accused Elements”) violates or infringes upon in any manner any Intellectual Property Rights or other proprietary rights of a Third Party, or are defamatory or otherwise unlawful, or (B) the Synacor Ad System or any other Materials provided or made available by or on behalf of Synacor hereunder in connection with the provision of the Services when used in connection with the Portal violates or infringes upon in any manner any Intellectual Property Rights or other proprietary rights of a Third Party;

(ii)      [*];

(iii)     [*];

(iv)     [*];

(v)      [*];

(vi)     [*];

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[*]

(vii)    resulting from any Advertising sold or served by Synacor, Synacor Agents, or any of Synacor Affiliates under this Agreement being false, misleading, defamatory, or otherwise in violation of applicable Law or not accurately reflecting the Advertising provided by the Advertiser [*].

(viii)  [*];

(ix)    arising from the breach by Synacor of the representations and warranties contained in [*];

(x)      [*];

(xi)    relating to (A) any unauthorized use of the AT&T Marks or AT&T Content by Synacor, or (B) any use of the AT&T Marks in violation of Section 9.2 by Synacor;

(xii)   [*];

(xiii)  [*]; or

(xiv)  relating to the gross negligence, willful misconduct or fraud by Synacor or Synacor Affiliates; or

(xv)    [*].

(b)      Indemnification by AT&T. AT&T shall defend, indemnify and hold harmless Synacor, its Affiliates and each of their respective officers, directors, employees, and permitted successors and assigns (collectively, the “Synacor Indemnified Parties”) from and against any and all Claims brought by a Third Party against such Synacor Indemnified Parties:

(i)      alleging that the (A) AT&T Materials provided or made available hereunder by or on behalf of AT&T in connection with this Agreement (except for any of the foregoing that is generated or posted by any User thereof), or (B) AT&T Properties, AT&T Internet Service or AT&T Mobility Service or any other AT&T products or services, when used in connection with this Agreement (collectively, the “AT&T Accused Elements”), in each case, violates or infringes upon in any manner any Intellectual Property Rights or other proprietary rights of a Third Party, or are defamatory or otherwise unlawful;

(ii)      [*].

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(iii)    [*];

(iv)    [*];

(v)      [*];

(vi)    resulting from any Advertising sold or served by AT&T, AT&T Agents, or any of AT&T’s Affiliates under this Agreement being false, misleading, defamatory, or otherwise in violation of applicable Law or not accurately reflecting the Advertising provided by the Advertiser or from AT&T’s, AT&T Agents’ (other than Synacor) [*];

(vii)    [*];

(viii)  arising from breach by AT&T of the representations and warranties contained in [*];

(ix)     relating to any unauthorized use of the any trademarks of Synacor or any Synacor Content provider;

(x)      [*]; or

(xi)     relating to the gross negligence, willful misconduct, or fraud by AT&T or its Affiliates.

Section 18.7.      Indemnification Amounts. For purposes of the indemnities described in Section 18.6, the payment obligation of the Party obligated under the above indemnity (the “Indemnifying Party”) to the other Party (the “Indemnified Party”) shall be to pay any and all settlement amounts agreed to under Section 18.8 and any liabilities, damages, fines, penalties, assessments, interest and expenses and attorneys’ fees arising from any Third Party Claim, and to pay all reasonable litigation expenses (including any fees, expenses, [*] as they are incurred, subject to Section 18.8 (collectively, a “Loss”).

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Section 18.8.    Procedures for Indemnification.

(a)      If any Third Party claim is commenced against either Party for which either Party is entitled to indemnification under Section 18.6, notice thereof shall be given to the Indemnifying Party as promptly as practicable. The Indemnifying Party will, except as provided in this paragraph, assume the defense of such claim, with counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, at its own expense, unless the Parties shall have mutually agreed to the retention of such counsel. The Indemnified Party shall have the right to control the defense of such claim if (i) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (ii) the Indemnifying Party refuses or fails to timely assume the defense of such claim.

(b)      The Indemnifying Party shall not be liable for the settlement of any proceeding affected without its written consent. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding (i) if such settlement involves any finding or admission of the Indemnified Party of any violation of any law, regulation or order or any of the rights of any person or has any adverse effect on any other claims that have been or may be made against the Indemnified Party, (ii) if such settlement imposes any material obligation on the Indemnified Party, or (iii) if such settlement involves the payment of money, unless it includes an unconditional release of the Indemnified Party of all liability on claims that are the subject of such proceeding.

(c)      The Indemnifying Party shall have no obligation for any claim under this Section if: (i) the Indemnified Party fails to notify the Indemnifying Party of such claim as provided above, but only to the extent that the defense of such claim is prejudiced by such failure; (ii) the Indemnified Party fails to tender control of the defense of such claim to the Indemnifying Party as provided in Section 18.8(a); or (iii) the Indemnified Party fails to provide the Indemnifying Party with all reasonable cooperation in the defense of such claim (the cost thereof to be borne by the Indemnifying Party).

Section 18.9.    Election of Remedy. If the ability of the Indemnified Party to exercise its rights or fulfill its obligations under this Agreement is enjoined or likely to be limited due to a Claim covered by any of the Intellectual Property Rights infringement indemnity obligations set forth in Section 18.6 (specifically, Section 18.6(a)(i) and Section 18.6(b)(i)), then the Indemnifying Party shall, at its option and expense, exercise commercially efforts to do any of the following:

(a)      procure for the Indemnified Party the right to use (as provided in this Agreement) the AT&T Accused Elements (if AT&T is the Indemnifying Party) or Synacor Accused Elements (if Synacor is the Indemnifying Party) that are subject of the indemnification obligation under this Agreement (the “Indemnified Materials”);

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(b)     replace the Indemnified Materials with non-infringing Materials, products or services with features and functions that are substantially similar to, and that do not otherwise materially adversely differ from, the Indemnified Materials; or

(c)     modify the Indemnified Materials so that they are non-infringing while retaining features and functions that are functionally equivalent to, and without materially adversely affecting, the Indemnified Materials.

Section 18.10. Accused Elements Remedies. If an Indemnifying Party is unable to provide such modified or replacement non-infringing Synacor Accused Elements (if Synacor is the Indemnifying Party) or AT&T Accused Elements (if AT&T is the Indemnifying Party) in accordance with Section 18.9, the Indemnified Party shall have the right, at its option and without prejudice to any other rights or remedies that it has in contract, law or equity [*].

Section 18.11. [*].

Section 18.12. Exclusions. The Indemnifying Party will have no obligation under the applicable provisions of Section 18.6 (specifically, Section 18.6(a)(i) and Section 18.6(b)(i)), with respect to Claims alleging infringement of a Third Party’s Intellectual Property Rights to the extent that such Claim is based on or arises from:

(a)     any Advertisements, Content, or Materials created, developed, licensed, or otherwise provided by the Indemnified Party or any of the Indemnified Party’s Affiliates or Agents;

(b)     any use, reproduction or distribution of the Indemnified Materials by the Indemnified Party in violation of any material term set forth in this Agreement;

(c)     any use of the Synacor Accused Elements or AT&T Accused Elements, as the case may be, by the Indemnified Party in combination with other products, equipment, software, or data not supplied by the Indemnifying Party hereunder (excluding any combination that is foreseeable in light of the nature of the Services or inherently required to permit AT&T to make full and proper use of the Synacor Accused Elements or Synacor to make full and proper use of the AT&T Accused Elements, as applicable); or

(d)     any unauthorized modification or alteration of the Indemnified Materials by the Indemnified Party.

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Section 18.13. Allocation.

(a)     If a Claim is based partially on an indemnified Claim described in Section 18.6 (subject to Section 18.12) and partially on a non-indemnified claim, or is based partially on a Claim indemnified by one Party and partially on a Claim indemnified by the other Party pursuant to Section 18.6 (subject to Section 18.12) (a “Combination Claim”), each Party shall be liable to pay only its Proportionate Share of the Losses associated with such Combination Claim. The “Proportionate Share” payable shall be a portion of the Losses determined on an objectively fair and equitable basis to be attributable to each Party based on the degree of cause attributable to such Party in the Combination Claim. The Proportionate Share of each Party shall be determined, insofar as possible, through good faith negotiation between the Parties; provided, however, that a failure of the Parties to agree on either Party’s Proportionate Share shall not relieve such Party of its obligations to pay its Proportionate Share under this Section. Each Party shall make payments in satisfaction of its Proportionate Share obligation whenever such payments become due.

(b)     Any judgments, payments and reasonable attorneys’ and experts’ fees incurred in connection with such Combination Claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party determined in the lawsuit resolving the Combination Claim (or claim, if not an indemnified claim), or, if not so determined, pursuant to Section 20.4; provided, however, that in such instance each Party shall participate in the defense of such Combination Claim and the cost of such defense shall be apportioned between the Parties in accordance with the determination of the lawsuit involving the Combination Claim or, if not so determined, pursuant to Section 20.4.

Section 18.14. [*].

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[*]

LIMITATION OF LIABILITY

Section 19.1.    Direct Damages. Each Party shall be liable to the other Party for any damages arising out of or relating to its performance or failure to perform under this Agreement; provided, that, except as provided in Section 19.3, the liability of a Party to the other Party for direct damages under this Agreement shall not exceed [*] (the “Damages Cap”).

Section 19.2.    Consequential Damages. Neither Party shall be liable to the other for any indirect, incidental, special or consequential damages arising out of or relating to this Agreement.

Section 19.3.    Exclusions. The limitations on amounts and types of damages set forth in Section 19.1 and Section 19.2 shall not apply to the following:

(a)      [*];

(b)      [*];

(c)      [*];

(d)      [*];

(e)      [*];

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(f)      [*]; or

(g)     [*].

Section 19.4.    [*].

Section 19.5.    Open APIs and RSS Feeds. From time to time, Synacor may include certain functionality on the Portal that Synacor has integrated via a publicly available open API, RSS feed, or similar technology. The providers of open APIs and RSS feeds often (a) do not include product representations, warranties or indemnifications in their terms of use, (b) make no commitment that the functionality will continue to be available, and (c) disclaim liability associated with such products. As such, Synacor is not able to pass on any warranties nor take on any liability or indemnities related to such open APIs, RSS Feeds, or similar technology or any performance or use thereof; consequently, for those open APIs, RSS Feeds, or similar technology approved by AT&T for use by Synacor under this Agreement, notwithstanding anything to the contrary in this Agreement, SUCH FUNCTIONALITY INCLUDED WITH AT&T’S CONSENT IS PROVIDED ON AN “AS IS” BASIS, AND SYNACOR DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT THERETO INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT, AND SYNACOR DISCLAIMS ANY LIABLITY FOR ANY DAMAGES OF ANY KIND ARISING FROM OR RELATED TO SUCH FUNCTIONALITY INCLUDING DIRECT, INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES, AND NO INDEMNITIES ARE AVAILABLE RELATED THERETO. IF AT ANY POINT, AT&T HAS CONCERNS ABOUT THE FUNCTIONALITY OR ANY USE THEREOF, AT&T’S SOLE RECOURSE IS TO REMOVE OR REQUEST REMOVAL OF THE FUNCTIONALITY FROM THE PORTAL. [*].

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GOVERNANCE AND DISPUTE RESOLUTION

Section 20.1.    Business Reviews. Synacor shall conduct monthly and quarterly business reviews with appropriate AT&T personnel that address, at a minimum (a) the Roadmaps; (b) user research; (c) Synacor product insights; and (d) review revenue projections. Synacor shall make subject matter experts and personnel with decision-making authority available when reasonably necessary for such quarterly business reviews. Synacor shall conduct customer care calls with appropriate personnel to review customer issues on a monthly basis or with such other frequency as mutually agreed upon by the Parties, and Synacor customer care executives shall participate in the quarterly business reviews to be conducted under this Section 20.1.

Section 20.2.    Joint Steering Committee. AT&T shall appoint three (3) senior level executives and Synacor shall appoint three (3) senior level executives to serve during the Term as the members of a Joint Steering Committee (the “Joint Steering Committee”), each of whom shall be an employee of the Party appointing the representative with a position of appropriate authority. Each Party’s initial representatives to the Joint Steering Committee are identified in Exhibit 25 (Governance). Each Party may change its Joint Steering Committee representatives by giving notice to the other Party in accordance with this Agreement. Each Party may invite additional representatives of such Party to attend meetings of the Joint Steering Committee, but such additional representatives shall not be considered voting members of the Joint Steering Committee. All costs of participation by each representative in the activities of the Joint Steering Committee shall be borne by the Party appointing such representative. The Joint Steering Committee shall meet (in person or by phone) and conduct its proceedings in accordance with the procedures specified in Exhibit 25.

Section 20.3.    Additional Committees. The Parties shall appoint representatives with appropriate skills and seniority to participate on a Product Planning Committee, an Operations Committee, an Advertising Committee, a Security Steering Committee, a Legal and Privacy Committee, and such other committees as the Parties or the Joint Steering Committee may mutually agree are appropriate (each, a “Project Committee”). The Project Committees shall meet (in person or by phone) and conduct their respective proceedings in accordance with the procedures specified in Exhibit 25.

(a)      All decisions by the Joint Steering Committee and each Project Committee must be [*] arrived at a meeting where all Parties were represented by at least one representative appointed by each Party, and in writing to be binding on the Parties. No Project Committee is authorized to amend, alter or extend this Agreement in any manner. Each Project Committee shall report regularly to the Joint Steering Committee upon the status of the activities for which it is responsible. Each Project Committee shall have a number of representatives as designated by each Party in its discretion (acting reasonably); provided, however that the Legal and Privacy Committee shall be composed solely of in-house counsel from each Party. Each Project Committee shall meet as often as is deemed reasonably necessary by either Party’s representative thereto. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the relevant Project Committee. Each Party’s representatives to a Project

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Committee shall communicate with one another as necessary to perform the Parties’ respective obligations hereunder. If an appointed representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. Each Party may change its representatives to any Project Committee by giving notice to the other Party in accordance with this Agreement.

(b)      Relationship Manager. AT&T and Synacor shall each appoint and maintain, throughout the Term and the Wind-Down Period, an employee to act as the relationship manager (respectively, the “AT&T Relationship Manager” and the “Synacor Relationship Manager” and collectively, the “Relationship Managers”), which individual shall be responsible for managing the relationship of the Parties and coordinating and overseeing the performance by such Party of its obligations under this Agreement. The Synacor Relationship Manager shall [*]. The initial Synacor Relationship Manager is set forth in Exhibit 25. The AT&T Relationship Manager shall be [*]. The initial AT&T Relationship Manager is set forth in Exhibit 25. If AT&T or Synacor removes their respective Relationship Manager, the applicable Party shall use commercially reasonable efforts to replace such Relationship Manager as soon as possible with an individual who has the qualifications, expertise, knowledge and seniority required to carry out the obligations assigned to him or her. [*].

(c)      Dispute Resolution. All disputes arising out of or in connection with this Agreement that the Project Committees cannot resolve shall be governed by the dispute resolution provisions of Section 20.4.

Section 20.4.    Dispute Resolution Process. Unless otherwise provided for in this Agreement and subject to Section 21.14, all disputes arising out of or in connection with this Agreement, including disputes with respect to its formation, execution, validity, application, interpretation, performance (including Service Levels), breach, termination or enforcement (each a “Dispute”), shall be dealt with in accordance with the procedure described in this Section 20.4.

(a)      If a Dispute should arise that has not been resolved by the Parties in the normal course of performance hereunder, then either Party may request a meeting of the AT&T Relationship Manager and the Synacor Relationship Manager and at any such meeting such representatives shall use commercially reasonable efforts to resolve the Dispute [*] after the request for a meeting under this Section 20.4(a). No Dispute shall be considered resolved until both Parties have agreed to the resolution.

(b)      If the Synacor Relationship Manager and the AT&T Relationship Manager cannot resolve the Dispute as specified in Section 20.4(a) [*] after the request for a meeting under Section 20.4(a), then either Party may request a meeting of the Joint Steering Committee, and at any such meeting, the Joint Steering Committee shall use commercially reasonable efforts to resolve the Dispute [*] after the request for a meeting under this Section 20.4(b).

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(c)    If the Joint Steering Committee cannot resolve the Dispute as specified in Section 20.4(b) within [*] after the request for a meeting of the Joint Steering Committee under Section 20.4(b), then either Party may submit the Dispute to arbitration in accordance with Section 20.5.

Section 20.5.    Arbitration.

(a)      Governing Rules. All Disputes arising out of or in connection with this Agreement shall be finally settled pursuant to the Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association (AAA) by one or more arbitrators appointed in accordance with such rules; provided, however that all of such independent arbitrators shall be experienced in and knowledgeable about the information technology, Internet, Advertising and telecommunications industries.

(b)      Governing Law. The applicable law shall be that of the State of New York without regard to its conflict of laws rules. The place of arbitration shall be New York, New York.

(c)      Authority of Arbitrators. The arbitrator or arbitrators shall be empowered to award only those damages that are permitted in this Agreement, subject to any disclaimers of damages and limits of liability set forth in this Agreement. The arbitrator or arbitrators shall have no jurisdiction to modify or amend the limitations of liability set forth in this Agreement.

(d)      Binding Decisions. A decision of an arbitrator or the arbitrators, as applicable, under this Section 20.5 shall be final and binding on the Parties, and the Parties shall have no right of appeal therefrom, unless in accordance with applicable Law. Subject to the exercise by a Party of any appeal right it may have under applicable Law, judgment on the award rendered by the arbitrators may be entered in any court having competent jurisdiction. The arbitrators may hear and determine any preliminary issue of law asserted by a Party as dispositive to the same extent that a court could hear and determine a motion for summary disposition (such as a motion for summary judgment under FRCP 56 by a U.S. District Court).

(e)      Injunctive Relief. Notwithstanding anything to the contrary in this Section 20.5, either Party, on behalf of itself or on behalf of any Affiliate, may apply to any court having jurisdiction hereof at any time to seek injunctive relief until such time as an arbitration award is rendered or the Dispute is otherwise resolved.

Section 20.6.    Termination Right. Notwithstanding anything to the contrary contained in this Article XX, neither Party’s right to terminate the Agreement, or any portion thereof, shall be conditioned upon exhaustion by such Party of the Dispute resolution procedures specified herein.

Section 20.7.    Continued Performance. [*].

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GENERAL

Section 21.1.    [*].

(a)      [*].

(b)      [*].

(c)      [*].

(d)      [*].

Section 21.2.    [Intentionally Omitted].

Section 21.3.    Assignment. Neither Party may assign this Agreement, in whole or part, without the prior written consent of the other Party, except that, subject to Section 12.3(a)(iii),

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either Party may assign this Agreement to an Affiliate and in connection with a merger or sale of all or substantially all of such Party’s assets. The consent of a Party to any assignment of this Agreement shall not constitute such Party’s consent to further assignment. This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Any purported assignment in violation of the foregoing shall be null and void ab initio.

Section 21.4.    Governing Law; Jurisdiction.

(a)      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF New York APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF New York, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

(b)      Jurisdiction. Subject to Section 20.5, the Parties submit to the jurisdiction of the courts of the U.S. District Court for the Southern District of New York or to any state court sitting in New York, New York for the purpose of resolving any suit, action or other proceeding arising under this Agreement.

(c)      Venue. Each Party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in the U.S. District Court for the Southern District of New York or in any New York state court sitting in New York, New York. Each Party irrevocably waives, to the fullest extent it may effectively do so, any objection that it may now or hereafter have to the exercise of personal jurisdiction by the U.S. District Court for the Southern District of New York or by any New York state court sitting in New York, New York over any such proceeding and irrevocably submits to the jurisdiction of such court in any such suit, action or proceeding.

Section 21.5.    Confidentiality.

(a)      General. The terms and conditions of this Agreement shall be deemed to be the Confidential Information of each Party and shall not be disclosed without the consent of the other Party; provided that each of the Parties may: (i) disclose this Agreement to its Affiliates, directors, officers or legal or financial advisors who are subject to confidentiality agreements substantially similar to those contained herein; (ii) disclose this Agreement in accordance with Section 21.5(c); or (iii) summarize this Agreement in a prospectus, registration statement, or other document required to be filed by such Party with any state or federal securities regulatory authority, or pursuant to the rules of a listing agreement (or other similar agreement) with a national securities exchange or the NASDAQ National Market; provided, however that the filing Party shall, to the extent practicable under the circumstances, provide to the other Party prompt notice of such required disclosure, provide the other Party with an opportunity to comment on such disclosure and comply with any protective order imposed on such disclosure. If either Party determines that it is required by applicable Laws, rules or listing agreements to file or otherwise disclose this Agreement or any provisions hereof, that Party shall use commercially reasonable efforts to obtain confidential treatment of this Agreement in its entirety or, if confidential treatment may not be reasonably obtained with respect to the entire Agreement, any and all provisions which the other Party may designate as sensitive or confidential in nature.

CONFIDENTIAL TREATMENT REQUESTED

(b)      Non-Disclosure. Subject to Section 21.5(c), the Receiving Party shall at all times, both during the Term and thereafter: (i) hold the Disclosing Party’s Confidential Information in confidence and take all reasonable measures to maintain the confidentiality of such Confidential Information, which shall in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance; (ii) restrict disclosure of such Confidential Information to those of its own or its Affiliates’ employees, representatives, agents or independent contractors with a demonstrated “need to know” such information and only to the extent necessary or reasonably appropriate to permit the Receiving Party to exercise its rights or perform its obligations under this Agreement; provided, however that the applicable employee, agent, representative or independent contractor has previously agreed to be bound by terms respecting the protection of confidential information which are substantially similar to the confidentiality obligations set forth in this Agreement; and (iii) use such Confidential Information only for the purposes for which it was disclosed and as may be reasonably necessary for the performance of its obligations pursuant to this Agreement.

(c)      Requested Disclosure. If the Receiving Party is required by a court of competent jurisdiction or other Governmental Authority or otherwise by Law to disclose Confidential Information of the Disclosing Party, the Receiving Party shall, if not prohibited by applicable Law, give the Disclosing Party prompt notice sufficient, as the circumstances permit, to allow the Disclosing Party to seek a protective order or other available remedy, shall provide reasonable assistance at the Disclosing Party’s expense in connection with any efforts of the Disclosing Party to seek a protective order or other available remedy, and shall, to the extent practicable, consult with the Disclosing Party in an attempt to agree on the form, content, and timing of such disclosure. The Receiving Party shall disclose only such information as is required, in the opinion of its counsel, and shall use commercially reasonable efforts, at the expense of the Disclosing Party, to obtain confidential treatment for any Confidential Information that is so disclosed.

Section 21.6.    Publicity.

(a)      Synacor shall (i) submit to AT&T for preapproval all advertising, written sales promotions, press releases, and other publicity matters relating to this Agreement in which AT&T’s name or mark is mentioned or which contains language from which the connection of said name or mark may be inferred or implied, and (ii) not publish or use such advertising, sales promotions, press releases or publicity matters without AT&T’s consent. Notwithstanding any confidentiality obligations, Synacor acknowledges and agrees that AT&T may freely discuss all aspects of Synacor’s performance and AT&T’s satisfaction with such performance with prospective Synacor customers brought to AT&T by Synacor. All media releases, public announcements, and public disclosures relating to the terms or existence of this Agreement must be approved in writing by each Party prior to their release; provided, however, Synacor may publicly disclose details of this Agreement to the extent public disclosure is permitted in Section 21.5(a)(ii)-(iii) and 21.5(c), once so publicly disclosed, Synacor may make similar disclosures of such disclosed details in connection with investor and analyst meetings, earnings calls, and press inquiries and interviews.

CONFIDENTIAL TREATMENT REQUESTED

Section 21.7.  Insurance Coverages. During the Term and the Wind-Down Period and for a period of [*] after the Term and the Wind-Down Period, Synacor shall comply with the insurance obligations and requirements set forth in Exhibit 27 (Insurance).

Section 21.8.  Notices; Consents. Unless expressly stated otherwise in this Agreement, in any case where any notice, consent, approval, agreement or other communication is required or permitted to be given hereunder, such notice, consent, approval, agreement or communication shall be in writing and deemed to have been duly given and delivered: (a) if delivered in person, on the date of such delivery; or (b) if sent by overnight express or registered or certified mail (with return receipt requested), on the date of receipt of such mail. For clarity, except where otherwise expressly stated in this Agreement, email shall not constitute notice sufficient to fulfill the requirements of this Section. Such notice or other communication shall be sent to the following address(es) (or such other address(es) as a Party may designate from time to time by providing the other Party thirty (30) days advance notice in writing):

if to AT&T, to:	with copies (which shall not constitute notice) to:

AT&T Services, Inc.	Kilpatrick Townsend & Stockton LLP
Legal Department	Suite 2800
208 S. Akard Street	1100 Peachtree Street
Dallas, Texas 75202	Atlanta, Georgia 30309-4530
Attn: [*]	Attn: [*]

if to Synacor, to:	with copies (which shall not constitute notice) to:

Synacor, Inc. 40 La Riviere Dr. Suite 300 Buffalo, New York 14202 Attn: Himesh Bhise, CEO	Synacor, Inc. 40 La Riviere Drive Suite 300 Buffalo, New York 14202 Attn: Legal Department

Notice of change of address shall also be governed by this Section 21.8.

Section 21.9.  Cooperation; Consents and Approvals. The Parties shall execute and deliver such other instruments and documents, and take such other actions, as may be necessary to effect the transactions contemplated by this Agreement. Where agreement, approval, acceptance or consent of either Party is required by any provision of this Agreement, such action shall not be unreasonably withheld or delayed and such action must be made in writing. A consent or approval given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement.

Section 21.10. Amendments; No Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing, expressly states that it is intended to amend this Agreement or waive one or more provisions, as applicable, and is signed, in the case of an amendment, by authorized signing officers of Synacor and AT&T, or, in

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the case of a waiver, by the Party against whom the waiver is to be effective and such amendment or waiver identifies the specific sections contained herein which are to be amended or waived. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 21.11. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party has received counterparts hereof signed by the other Party.

Section 21.12. Interpretation. The following principles of interpretation and construction apply to this Agreement and all attached Exhibits, annexes and schedules to this Agreement, unless otherwise expressly indicated or required by the context.

(a)    Any capitalized term used in this Agreement that is not defined herein shall have the generally accepted industry or technical meaning given to such term.

(b)    The recitals and article and section headings contained in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. The Parties acknowledge that this Agreement has been drafted jointly by the Parties hereto and agree that this Agreement shall not be construed against either Party as a result of any role such Party may have had in the drafting process.

(c)    The Parties acknowledge that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between the Parties of all risks (both known and unknown) associated with the transactions contemplated by this Agreement.

(d)    References in this Agreement to, and the definition of, any document or Exhibit shall be deemed a reference to such document or Exhibit as it may be amended, supplemented, revised, or modified, in writing, from time to time but disregarding any amendment, supplement, replacement or novation made in breach of this Agreement.

(e)    Unless otherwise provided to the contrary, (i) all references to days, months, quarters or years shall be deemed references to calendar days, months, quarters or years, (ii) any reference to a “Section,” “Article,” “Exhibit” or “Schedule” shall be deemed to refer to a section or article of the document containing the reference or an exhibit or schedule to the document containing the reference, (iii) any reference to an Article shall be deemed to include all Sections and subsections contained in such Article, any reference to a Section or subsection shall be deemed to include all subsections and paragraphs of such Section or subsection, and any references to an Exhibit shall be deemed to include all Schedules of such Exhibit, (iv) any reference to a Law shall be deemed to include any amendment, modification, re-designation or extension to such Law and any rules or regulations promulgated thereunder or any Law enacted in substitution or replacement therefor, and (v) any reference in this Agreement to a time of day means the time of day in Dallas, Texas.

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(f)    Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing gender include all genders. The terms “including,” “include” and “includes” will be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitation” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term. The words “hereby,” “hereof,” “herein” and “hereunder” and words of similar import referring to the document containing such words refer to the entire document in which they are contained and not to any particular provision of such document. Whenever the word “or” is used in this Agreement, it will be deemed not to be exclusive. Whenever the word “discretion” is used with respect to a Party, it will be deemed to mean such Party’s sole discretion, regardless of whether it is reasonable, unless otherwise expressly stated elsewhere in this Agreement. When there is similar, but not identical, construction of phrases, sentences, or clauses of this Agreement, no implication is made that a “negative pregnant” is intended, and they will each be construed separately, in accordance with their plain meaning. Unless otherwise specified, references to “$” or “dollars” will be deemed a reference to United States dollars, and all accounting terms, ratios and measurements will be interpreted or determined in accordance with United States GAAP as in effect as of the date of measurement. The words “shall” and “will” are used interchangeably and both mean the specified action or forbearance is mandatory. The words “can” and “may” are used interchangeably and both mean that the specified action or forbearance is permitted.

Section 21.13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision or part thereof shall not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable Law, the Parties waive any provision of Law which renders any provision of this Agreement invalid or unenforceable in any respect. To the fullest extent permitted by Law, if any provision of this Agreement, or the application thereof to any Person or circumstance, is invalid or unenforceable: (a) the Parties shall engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces; and (b) the remainder of this Agreement shall not be affected by such invalidity or unenforceability.

Section 21.14. Interim Relief. It is expressly agreed that a breach by a Party of the applicable license grants herein or Article XVI, an infringement by a Party of the Intellectual Property Rights of the other Party, or a breach by a Party of Section 21.5 may cause irreparable harm to the other Party which harm cannot be adequately compensated in damages. It is also expressly agreed that a failure by Synacor to deliver Wind-Down Assistance or deliver any AT&T Data to AT&T upon expiration or termination of this Agreement may cause irreparable harm to AT&T which harm cannot be adequately compensated in damages. Each Party acknowledges that any of the aforementioned breaches (whether actual, attempted or threatened) would be immediately and irreparably harmful to the other Party and monetary compensation would not be measurable or adequate. Therefore, in addition to any and all remedies available at law, and notwithstanding Section 20.5, a Party shall be entitled to seek an interim injunction or other equitable remedies in a court of competent jurisdiction, without the necessity of posting bond, upon any threatened or actual breach of any or all of the above provisions or infringement.

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Section 21.15. Remedies Cumulative. Unless expressly provided otherwise herein: (a) all rights and remedies granted to each Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies otherwise available to such Party in this Agreement, at law or in equity; and (b) termination or expiration of this Agreement shall not limit either Party from pursuing any other remedies available to it, including injunctive relief, in connection with any of its rights accrued or otherwise existing up to the date of such termination or expiration.

Section 21.16. Business Continuity and Disaster Recovery Plan. During the Term and the Wind-Down Period, Synacor shall maintain, update and comply with the disaster recovery plan (the “DRP”) set forth on Exhibit 28 (Business Continuity Services and Disaster Recovery Plans), [*].

Section 21.17. Force Majeure.

(a)    Neither Party shall be liable for any default or delay in the performance of its obligations hereunder to the extent, and while, such default or delay is caused by a Force Majeure Event.

(b)    If a Force Majeure Event occurs, the nonperforming Party shall be excused from any further performance or observance of the obligations so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. A Party so delayed in its performance shall immediately notify the other Party by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty four (24) hours after the inception of such delay).

(c)    [*]:

(i)      [*]; or

(ii)      substantially prevents or delays performance of the Services for more than [*] AT&T may terminate the affected Services as of a date

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specified by AT&T in a notice of termination to Synacor. [*].

(d)    [*].

(e)    Allocation of Resources. Except where required by Law, whenever a Force Majeure Event causes Synacor to allocate limited resources between or among Synacor’s customers, Synacor shall not intentionally provide to any other customers of Synacor priority over AT&T.

Section 21.18. Export Controls. Each of the Parties shall comply fully with all relevant export laws and regulations of the United States to ensure that no information or technical data provided pursuant to this Agreement is exported or re-exported directly or indirectly by such Party in violation of applicable Law.

Section 21.19. Relationship of Parties. Each of the Parties is an independent contractor and shall have no right, power or authority to assume or create any obligation or responsibility on behalf of the other. This Agreement shall not create or imply, or be construed to create or imply, any partnership, association, agency, fiduciary relationship, joint venture or joint or several liability between the Parties. All employees of each Party performing responsibilities under this Agreement, whether such responsibilities are performed on the premises of the other Party, shall be considered for all purposes of this Agreement employees of such employing Party. As between the Parties, personnel on the payroll of a Party shall be deemed to be employees of that Party, regardless of any other characterization by a court or administrative agency or the location at which they perform obligations pursuant to this Agreement. As between the Parties, Synacor and AT&T respectively shall each be solely liable with respect to each of its own employees for all aspects of the employer-employee relationship, to the extent such conduct may result in employer liability.

Section 21.20. [*].

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[*]

Section 21.21. Currency. Except where otherwise expressly provided, all amounts owing by the Parties pursuant to this Agreement are stated and shall be paid in United States Dollars.

Section 21.22. Order of Priority. If any conflict or inconsistency between the terms and conditions in the main body of this Agreement (other than the Exhibits) and the Exhibits to this Agreement occurs, the conflict or inconsistency shall be resolved (except as otherwise expressly set forth in the body of this Agreement or the Exhibit) by reference to the following in descending order of priority: (a) the main terms and conditions of this Agreement; and (b) the Exhibits.

Section 21.23. Geographic Limitations. Notwithstanding anything to the contrary stated in this Agreement, except for each Party’s rights and obligations with respect to Intellectual Property Rights, indemnification and confidentiality, all other rights and obligations of the Parties are limited to the United States. The Parties further recognize and acknowledge that the Portal (including the Portal Applications), while targeted at users in the United States, may be accessible by or visible to individuals in the United States, but accessed or viewed by individuals outside the United States.

Section 21.24. Conflict of Interest. Synacor shall not pay any salaries, commissions, fees or make any payments or rebates to any employee of AT&T, or to any designee of such employee, or favor any employee of AT&T, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value.

Section 21.25. Entire Agreement. This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes and replaces all prior or contemporaneous agreements, understandings, and communications between the Parties, whether written or oral regarding the subject matter hereof, with respect to activities on or after the Effective Date.

Section 21.26. [*].

Signature page follows

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IN WITNESS WHEREOF the Parties have executed this Agreement as of the Effective Date.

AT&T SERVICES, INC.
(for and on behalf of its operating Affiliates)

By:	/s/ David A. Christopher
Name:	David A. Christopher
Title:	Chief Marketing Officer

SYNACOR, INC.

By:	/s/ Himesh Bhise
Name:	Himesh Bhise
Title:	Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 1

DEFINITIONS

In this Agreement, the following capitalized terms have the following meanings:

“100% Migration Date” has the meaning set forth in Section 8.6.

[*]

[*]

“Above the Fold” means the portion of a web page that may be viewed without the need to “scroll” down or left or right to view more of the page.

“Acceptance” or “Accepted” has the meaning set forth in Section 3.9(a)(ii).

“Acceptance Criteria” means the criteria used to determine whether a Deliverable is acceptable. The Acceptance Criteria shall [*] include the requirement that the applicable Deliverable: (a) has been completed in accordance with the Agreement; (b) meets or exceeds any agreed upon specifications; [*] (d) complies with any testing criteria set forth in the Agreement, and such other criteria as may be developed and agreed upon by the Parties.

“Access” has the meaning specified in Section 7.5(d)(i)(A).

“Account” has the meaning set forth in Section 4.1(d).

“Account Holders” has the meaning set forth in Section 1.4.

“Acquired Subscriber” means a customer receiving Internet Service from a Third Party, which Third Party is acquired by AT&T during the Term or whose customers are acquired by AT&T during the Term pursuant to an agreement between AT&T and such Third Party.

“Action Plan” has the meaning set forth in Section 15.4(b).

“Adsense for Content Ads” or “AFC Ads” has the meaning set forth in Exhibit 2.

“Adsense for Search Ads” or “AFS Ads” has the meaning set forth in Exhibit 2.

“Advertiser” means a Person who provides Advertising, whether directly or through a Third Party, to promote itself, its brands or the products or services it offers or the brands, products or services of Third Parties.

“Advertising” or “Advertisement” or “Ad” means any Content (including any graphical or textual element) that promotes a brand or product or service.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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“Advertising Inventory” means any Display Advertising available for sale on the Portal and Portal Applications, including the AT&T webmail and email log-in pages, Tent Pole Pages, or other pages where Synacor is hosting, managing, or otherwise providing the Content or other Advertising.

“Advertising Operations Costs” has the meaning set forth in Section 8.1(b).

“Affiliate” means, with respect to a Person or Party, another Person which, directly or indirectly, Controls, is Controlled by or is under common Control with the first Person or Party. Notwithstanding the foregoing, Otter Media and its operating units, including Fullscreen, RoosterTeeth, and Crunchroll, shall be considered Affiliates of AT&T for purposes of this Agreement.

“Aggregate User Data” means aggregated, non-personally identifiable, analytical information collected by a Party or its Affiliates from Logged-In Users, Identifiable Users and other Users on the Portal, regardless of whether collected by Synacor or AT&T or their respective Affiliates. For example, Aggregate User Data includes (if collected) page views per property and average session time of Logged-In Users, Identifiable Users or other Users.

[*]

“Agreement” has the meaning set forth in the Preamble.

“Analytics Platform” has the meaning set forth in Section 15.2(a).

“Analytics Package” has the meaning set forth in Section 15.2(b)(i).

“Analytics Tag” means a tag, beacon, tracking pixel, tracking code or similar technology used to collect usage data from an Internet property, Content, Application, or Service.

“APIs” means application programming interfaces.

“Applicable Policies” has the meaning set forth in Section 4.2(b).

“Applications” means software applications, email services, chat or instant messaging services, and any other interactive service, the operation or use of which is controlled to any degree by an end user of such service and in each case is either provided on a hosted basis over the Internet or distributed for use in connection with Internet properties.

“AT&T” has the meaning set forth in the Preamble.

“AT&T Accused Elements” has the meaning set forth in Section 18.6(b)(i).

“AT&T Agents” means the independent contractors, agents, subcontractors, suppliers, Third Party providers, and other representatives of AT&T and its Affiliates, including, for clarity, AT&T Direct Advertising Agents, but does not include Synacor and Synacor Agents.

“AT&T Advertisers” means any and all Advertisers who provide Display Advertising on the Portal, within Portal Applications or within any other advertising inventory mutually agreed to by the Parties, pursuant to an agreement with AT&T, one of its Affiliates or a Third Party on behalf of AT&T or one of its Affiliates.

“AT&T Company Policies” has the meaning set forth in Section 14.4(e).

“AT&T Content” shall mean any Content provided by AT&T directly or through its Affiliates or the AT&T Agents for inclusion on the Portal or within the Portal Applications,

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including short and long form television and video Content, live streaming Content, merchandising Content, and Content related to the Tent Pole Pages.

“AT&T CPNI Products” has the meaning set forth in Section 16.3(d).

“AT&T Data” means (a) AT&T Personal Information, and (b) Other AT&T User Information.

“AT&T Derived Data” means [*].

“AT&T Direct Advertising Agents” means Display Advertising sales agencies that act as a direct sales arm of AT&T. [*].

“AT&T Direct Search Agreement” has the meaning set forth in Section 6.2(b)(i).

“AT&T Direct Search Agreement Requirements” has the meaning set forth in Section 6.2(b).

“AT&T Direct Competitors” means [*].

“AT&T E-Mail Address” means the mail address selected by a Subscriber, Account Holder, or any other Person to whom AT&T offers a mail service in the form of user@att.net or other domain of AT&T.

“AT&T Heightened Revenue Share Target” has the meaning set forth in Section 8.6 Table 1.

“AT&T House Ads” means AT&T promotions of AT&T products and services.

“AT&T ID” has the meaning set forth in Section 4.1(c)(i).

“AT&T IP” has the meaning set forth in Section 17.2(a).

“AT&T Indemnified Parties” has the meaning set forth in Section 18.6(a).

“AT&T Internet Service” means AT&T’s or its Affiliates’ service (other than that service now known as U-Verse video) providing connectivity to the Internet on a retail basis to U.S. residential subscribers through Dial-up or DSL, whether through fiber optic, coaxial cable, or other wire access.

“AT&T Marks” means the trademarks, service marks, trade names and logos of AT&T and the AT&T Affiliates, in each case, provided by or on behalf of AT&T to Synacor from time to time for use under this Agreement.

“AT&T Materials” means the Materials provided by AT&T under this Agreement whether directly or through the AT&T Affiliates, AT&T Agents, or other Third Party, and shall

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include without limitation, the AT&T Marks, AT&T Content, AT&T Data, and any Advertising provided by AT&T under this Agreement.

“AT&T Mobility Customers” means customers of the AT&T Mobility Service.

“AT&T Mobility Service” means AT&T’s or any of its Affiliate’s branded mobile services provided to consumers.

“AT&T Modules” means a Module created, developed or provided by AT&T under this Agreement for use in connection with the Portal as mutually agreed upon by the Parties.

“AT&T Named Competitor” means, collectively, (a) the AT&T Direct Competitors, and (b) any other Third Parties identified as “Named Competitors” in Exhibit 29 (AT&T Competitors).

[*]

“AT&T Platforms” means collectively, the combination of hardware, firmware, software, systems, tools, processes, business rules and databases underlying the AT&T Mobility Service platform, the U-verse service, and any other platforms owned and maintained by AT&T or its Affiliates. Each of the foregoing may also be referred to individually as an “AT&T Platform”.

“AT&T Personal Information” means, to the extent received, observed, collected, handled, stored, or accessed, in any way, in connection with this Agreement: (a) information that directly identifies or reasonably can be used to figure out the identity of AT&T’s or its Affiliates’ customers’ or Users’ names, addresses, phone numbers, and e-mail addresses, personal, health or financial information, or authentication credentials, and (b) Registration Data. AT&T Personal Information does not include published listing data.

“AT&T Portal Support Manager” has the meaning specified in Section 7.2(i).

“AT&T Properties” means the network of Internet properties owned, created, controlled or operated by AT&T or any of its Affiliates and generally available on the Internet, excluding the Home Page and the Mail Pages.

“AT&T Relationship Manager” has the meaning set forth in Section 20.3(b).

“AT&T Revenue Share” means the aggregate amount due and payable by Synacor to AT&T pursuant to Section 8.2 in a given period.

“AT&T Revenue Share Target” has the meaning set forth in Section 8.6 Table 1.

“AT&T Search Provider” has the meaning set forth in Section 6.2(b)(i).

[*]

“AT&T Toolbar” means any Toolbar provided by or on behalf of AT&T under this Agreement.

“Audits” has the meaning set forth in Section 15.3(b)(i).

[*]

“Background Work Product” means any Materials that (a) a Party uses in performing its obligations under this Agreement, (b) is either owned by such Party or licensed to such Party by an Affiliate of such Party or a Third Party, and (c) either (i) is in existence on or prior to the

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Effective Date, or (ii) is independently developed by or on behalf of a Party after the Effective Date not pursuant to this Agreement. Synacor’s Background Work Product also shall include Materials developed by Synacor subsequent to the Effective Date and within the scope of this Agreement so long as the Materials are not unique to AT&T’s business, are completely generic in nature and are used generally in the industry in which Synacor is performing the Services to perform common functions and applications.

“Bankruptcy Code” has the meaning set forth in Section 12.3(a)(viii).

“Bankruptcy Rejection” has the meaning set forth in Section 12.3(a)(viii).

“Baseline Revenue Share” has the meaning set forth in Section 8.6.

[*]

“Broadband Internet Access” means access to 200kb or better downstream Internet connectivity for consumer mass market customers via any media, including wireless, wireline, satellite, copper pair, DSL, fiber optic, coaxial cable or power lines, but excluding Dial-up Internet connectivity.

[*]

“Business Day” means any day other than Saturday, Sunday or a day on which banks in The City of New York, New York are authorized or obligated by Law to close.

“Button” means a graphical element in a fixed location on a web page or Toolbar designed for the delivery of Advertising or other Content, including all natural evolutions thereof

“Change of Control” means the transfer of the Control of a Person, or a sale of all or substantially all of the assets of a Person, from the Person or Persons who hold such Control on the Effective Date to another Person or Persons in a single transaction or a series of related transactions, but shall not include a transfer of Control of a Person to an Affiliate of such Person.

“Claim” has the meaning set forth in Section 18.6(a).

“CMT Members” has the meaning set forth in Section 7.3(a).

“CMT Procedures Manual” has the meaning set forth in Section 7.3(b).

“Combination Claim” has the meaning set forth in Section 18.13(a).

[*]

“Confidential Information” of a Party means any and all material or information of a Disclosing Party which comes into the possession or knowledge of the Receiving Party in connection with or as a result of this Agreement, or is otherwise disclosed to the Receiving Party by the Disclosing Party, including information concerning the Disclosing Party’s past, present or future customers, suppliers, technology, or business, and which (a) is labeled by the Disclosing Party as “confidential,” “proprietary” or with a legend of similar import, (b) if such material or information is not in written, tangible or electronic form, is summarized in a writing so marked and delivered to the Receiving Party within thirty (30) days of such disclosure, or (c) in the absence of (a) or (b), a reasonable Party would deem to be non-public information and confidential. For the purposes of this definition, “information” and “material” includes know how, data, patents, copyrights, trade secrets, processes, techniques, programs, designs, formulae, marketing, Advertising, financial, commercial, sales or programming materials, equipment

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5

CONFIDENTIAL TREATMENT REQUESTED

configurations, system access codes and passwords, written materials, compositions, drawings, diagrams, computer programs, tools, studies, product roadmaps, works in progress, visual demonstrations, ideas, concepts, and other data, in oral, written, graphic, electronic, or any other form or medium. [*] Notwithstanding the foregoing, except with respect to AT&T Personal Information hereunder (which shall also be deemed “Confidential Information”), “Confidential Information” does not include information or material:

(i)        which is publicly available when it is received by or becomes known to the Receiving Party or which subsequently becomes publicly available through no fault of the Receiving Party (but only after it becomes publicly available);

(ii)       which is already known to the Receiving Party at the time of its disclosure to the Receiving Party and is not known by the Receiving Party to be the subject of an obligation of confidence of any kind;

(iii)      which is independently developed by the Receiving Party without any use of or reference to the Confidential Information of the Disclosing Party and such independent development can be established by evidence that would be acceptable to a court of competent jurisdiction; or

(iv)      which is received by the Receiving Party without an obligation of confidence of any kind from a Third Party who the Receiving Party had no reason to believe was not lawfully in possession of such information free of any obligation of confidence of any kind, but only until the Receiving Party subsequently comes to have reason to believe that such information was subject to an obligation of confidence of any kind when originally received.

“Consumer-Oriented Portal” means a domestic United States, consumer-oriented, mass market portal that includes at a minimum (a) an aggregated collection of multiple Content genres (such as news, weather, sports, and finance), (b) Search capabilities, and (c) email access, and that is made available freely over the Internet. The Consumer Oriented Portal shall include any native software applications bundled with such portal as a complementary start page mobile product.

“Content” means (a) text, images, photographs, graphics, artwork, animation, video, audio and other data, products, and digital information, including script command data and related metadata, (b) any combination of any of the foregoing, (c) all modifications, upgrades, updates and enhancements to the foregoing, and (d) related documentation for any of the foregoing.

[*]

“Content Management Services” has the meaning set forth in Section 7.3(a).

“Content Management Team” or “CMT” has the meaning set forth in Section 7.3(a).

“Content Notice” has the meaning set forth in Section 7.3(c).

“Control” including its various tenses and derivatives (such as “Controlled”), means, with respect to any Person, the presence of one of the following: (a) the legal, beneficial or equitable ownership, directly or indirectly, of a majority of the capital or voting stock (or other ownership or voting interest, if not a corporation) of such Person or (b) the ability, directly or

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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indirectly, to direct the voting of a majority of the directors of such Person’s board of directors or, if the Person does not have a board of directors, a majority of the positions on any similar body, whether through appointment, voting agreement or otherwise.

[*]

“Core Portal” has the meaning set forth in Section 3.1.

“Core Portal Go Live” has the meaning set forth in Section 3.1.

“Core Portal Go Live Date” has the meaning set forth in Section 3.1.

“CPM” means charge per 1,000 Advertisement impressions.

“CPNI” has the meaning set forth in Section 16.3(a).

“Critical Service Level” means a Service Level identified and described in Exhibit 20, and in respect of which a failure to meet the Service Level results in a Performance Credit.

“Current Portal” means AT&T’s desktop and mobile-optimized versions of the co-branded consumer web portal as of the Effective Date (which as of the Effective Date can be accessed at the URL att.net).

“Custom Portal Services” has the meaning set forth in Section 7.2(g).

“Current Portal User” means a Person who has visited the Current Portal.

[*]

“Custom IP” has the meaning set forth in Section 17.2(a).

“Damages Cap” has the meaning set forth in Section 19.1.

[*]

[*]

“Deliverable” means any literary works or other works of authorship, including test results, specifications, documents, materials, writings, designs, models, drawings, photographs, reports, flow charts, diagrams, patterns, compilations, databases, software (including source code and object code) or other expression of a technique , process, concept, or idea fixed in a tangible medium (including electronic form), which are to be developed or otherwise provided by Synacor to AT&T or any AT&T Agent pursuant to this Agreement.

“Dial-up” means accessing the Internet over a PSTN network which provides connectivity of no more than 144kb downstream whereby a user can establish an Internet connection by using a modem or similar device to connect to an Internet service provider which provides connectivity to the Internet.

“Disaster” means (a) an event set forth in the disaster recovery plan created pursuant to Exhibit 28, (b) a sudden, unplanned calamitous event causing great damage or loss to either or both Parties, (c) any event that creates an inability on an organization’s part to provide critical

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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business functions for some predetermined period of time, or (d) in the business environment, any event that creates an inability on an organization’s part to provide the critical business functions for some predetermined period of time.

“Disclosing Party” means a Party that, directly or through any of its Affiliates or Agents, conveys Confidential Information to the other Party.

“Display Advertising” or “Display Advertisements” means Advertising displayed on Portal web pages or within the Portal Applications, including banners, pop-ups, tile Ads, display Ads, video Ads, pre-roll and post-roll Ads, contextual Ads, transactional Ads (e.g., from AMZN on click-through commerce), providing Links on the Portal to experiences or properties outside of the Portal, Ad-supported Content, paid Content recommendations, sponsorships, message plus units, skyscrapers and other media display techniques embedded into a web page or client Application, and intended to attract user traffic by Linking such Advertising to the web site directed by the Advertiser, including the placement of Links .. For the avoidance of doubt, Display Advertising includes all Advertising available for sale anywhere on the Portal and within the Portal Applications, other than Search Provider Advertising.

“Display Advertising Services” means all of the tasks, activities, deliverables, resources, obligations, responsibilities and services necessary to solicit, sell, host, serve, bill, collect, administer and track Display Advertising.

“Display Gross Revenue” has the meaning set forth in Section 8.1(b).

“Dispute” has the meaning set forth in Section 20.4.

“DRP” has the meaning set forth in Section 21.16.

[*]

“DSL” means digital subscriber line, which provides a connection to the Internet.

“Effective Date” has the meaning set forth in the Preamble.

[*]

“Excess Amount” has the meaning set forth in Section 8.12(d).

“Financial Records” has the meaning set forth in Section 15.3(a).

“Footer” means a footer to be displayed on the bottom of a page of the Portal, as further described in Exhibit 2.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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“Force Majeure” means a default or delay in the performance by a Party of any obligation under this Agreement (a) to the extent caused, directly or indirectly, by fire, flood, elements of nature, acts of God, acts of war or terrorism, rebellions or revolutions, epidemics, or direct government action or order, or other circumstances outside of a Party’s control, and (b) to the extent (i) the non-performing Party is without fault in preventing or causing such default or delay, and (ii) that such default or delay cannot reasonably be circumvented by the non-performing Party through the use a Workaround.

“GAAP” means United States generally accepted accounting principles applied on a consistent basis.

“Generally Available” means that which has been made available on a widespread commercial basis.

“Governmental Authority” means any foreign, domestic, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government organization, arbitral tribunal, commission, or tribunal or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“Growth Portal” has the meaning set forth in Section 3.2.

“Growth Portal Design Group” has the meaning set forth in Section 3.2.

“Growth Portal Design Group Costs” has the meaning set forth in Section 3.4(a).

“Growth Portal Go Live” has the meaning set forth in Section 3.3.

“Growth Portal Go Live Date” has the meaning set forth in Section 3.3.

“Growth Portal Implementation Budget” has the meaning set forth in Section 3.4(a)

“Growth Portal Migration Complete Date” has the meaning set forth in Section 3.3.

“Guarantee Option” has the meaning set forth in Section 8.5.

“Guarantee Period” has the meaning set forth in Section 8.6.

“Heightened Traffic Requirements” has the meaning set forth in Section 8.7(a).

“Home Page” means the home page of the Portal as further described in Exhibit 2.

“IAB” means the Interactive Advertising Bureau.

“Identifiable User” means a User, other than a Logged-In User, utilizing the Portal with a Valid Session Cookie. Synacor will not impose any time limit on the duration of the Identifiable User status for an Identifiable User. Upon obtaining Identifiable User status, the User will remain an Identifiable User until the Valid Session Cookie expires.

“Identification Credentials” includes, with respect to each Synacor Personnel, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

“Impacted Person” has the meaning set forth in Section 7.5(e)(i).

“Implementation Services” means, collectively, the activities, tasks, and services provided by Synacor to design, develop, build, launch and assist AT&T with the migration to the Core Portal and the Growth Portal as described in Article III.

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CONFIDENTIAL TREATMENT REQUESTED

[*]

“Improvements” means, collectively, all enhancements, additions, modifications, extensions, updates, new versions, translations, improvements, and derivative works made in the course of performance of this Agreement.

“Incorporation” means enabling a delivery of Content, via an API or a similar mechanism, to a Synacor-hosted web page from an AT&T or Third Party server, for display and use of that Content on that Synacor-hosted web page.

“Indemnified Materials” has the meaning set forth in Section 18.9(a).

“Indemnified Party” has the meaning set forth in Section 18.7.

“Indemnifying Party” has the meaning set forth in Section 18.7.

“Indirect Advertising” means any Display Advertising sold by a Third Party (e.g., mechanical Third Party Advertising sales mechanism, advertising networks and open advertising exchanges), but not including any Display Advertising sold by way of active participation and sales activity by sales teams of, or on behalf of, AT&T, the AT&T Agents, Synacor, or the Synacor Agents.

“Initial Term” has the meaning set forth in Section 12.1.

“Intellectual Property Rights” means all intellectual property rights in or with respect to (a) patents and patent applications, (b) copyrights and registrations and applications for registrations thereof, (c) mask works and registrations and applications for registration thereof, (d) copyrightable works and trade secrets, (e) trademarks, service marks, trade names, Internet domain names and applications for registration and registrations therefore, and all goodwill symbolized thereby and associated therewith, and (f) other proprietary rights relating to any of the foregoing, existing at any time in the United States or elsewhere throughout the world.

“Internet” means the worldwide collection of computers, networks, infrastructure, connections and devices, whether now known or later developed, that can access, connect to, communicate with, or transfer data to, from, through or by way of the worldwide collection of networks (including telephone, wireless and Third Party networks) that is generally available to the public and commonly referred to as the “Internet.”

“Internet Service” means service providing connectivity to the Internet on a retail basis to U.S. residential subscribers through wireline, copper wire, Dial-up, DSL, coaxial cable, fiber optic access, Wi-Fi, fixed wireless, wireless broadband or satellite.

“Joint Steering Committee” has the meaning set forth in Section 20.2.

“Key Synacor Personnel” means the Synacor Relationship Manager, and the individuals specified in Exhibit 13.

“Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, opinion, franchise, license or permit of any Governmental Authority or common law.

“Link” means text or images on a web page that a user can click on in order to access or connect to another document or resource and includes hard links, static links, hyperlinks and reciprocal links.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10

CONFIDENTIAL TREATMENT REQUESTED

[*]

“Logged-In User” means a user utilizing the Portal, under an authenticated AT&T ID, such that AT&T’s security or authentication systems recognize the user with a valid ID and password combination and authorize Synacor to enable such user to access and use the Portal in a logged-in state.

“Loss” has the meaning set forth in Section 18.7.

“Mail Functionality” means the assemblage of integrations, databases, specifications, applications, operational rules, guidelines, Content rules, platform requirements or restrictions, settings and other technical requirements which together are required to provide the Mail Pages on the Portal as described in Exhibit 2, but does not include hosting or provision of the Mail Platform.

“Mail Pages” means the pages on the Portal through which Account Holders access the Mail Functionality.

“Mail Platform” means the Third Party platform used to provide the Mail Functionality.

“Major Deliverables” means [*].

“Major Platform Release” has the meaning set forth in Section 1.5(c).

“Material Change” means as provided under this Agreement by Synacor [*].

“Material Updates” means as provided under this Agreement by Synacor significant changes to the appearance of a page or the position of key elements on the Portal, such as the elements, appearing in the body of a page, or the introduction of a substantial number of new features that did not exist in the prior version of the Portal.

“Materials” means all Advertising, algorithms, Applications, APIs, concepts, hardware, Confidential Information, Content, data (including clinical data), databases and data collections, designs, diagrams, documentation, drawings, flow charts, formulae, ideas and inventions (whether or not patentable or reduced to practice), know-how, materials, marketing and development plans, marks (including brand names, product names, logos, and slogans), methods, models, network configurations and architectures, procedures, processes, protocols, schematics, software code (in any form including source code and executable or object code), specifications, subroutines, techniques, tools, Toolbars, URLs, user interfaces, web sites, works of authorship, and other forms of technology.

“Measurement Window” means the time period during which a Service Level is to be measured for the purpose of determining whether a Service Level Failure has occurred (as specified in Exhibit 20). If the Measurement Window is monthly, it means the period commencing at 12:00 a.m. on the first day on each calendar month and ending at 12:00 a.m. on the first day of the following calendar month.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

[*]

“Minimum Business Model Requirements” has the meaning set forth in Section 2.1(a)(ii).

“Minimum Guarantee Requirements” has the meaning set forth in Section 2.1(a)(ii).

“Minimum Payment Amounts” has the meaning set forth in Section 8.12(b).

“Module” means a self-contained grouping of Content, often centered around a theme, that may include Links, video, images, and Applications.

[*]

“Multiple Screen” means all Screens or experiences available on the Portal.

“Narrowband Internet Access” means Internet connectivity at speeds no greater than 144 kilobits per second downstream.

“Navigation Area” means the specific area designated on a web page where Buttons, Links, pull-down menus or other functionality allows users to quickly navigate to specific Content, Sites or Applications.

“Net Display Revenue” has the meaning set forth in Section 8.1(b).

“Net Search Revenue” has the meaning set forth in Section 8.2(d).

“New Services” has the meaning set forth in Section 1.5(a)(iii).

“Nonconformity” means [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*]

“Other AT&T User Information” means [*].

“Party” and “Parties” has the meaning set forth in the Preamble.

“Payer” has the meaning set forth in Section 8.8(b).

“PC” means personal computer, including laptops and other general purpose computing devices capable of running a browser, through which a User can access the desktop version of the Portal.

“Performance Credits” means the credit amounts resulting from a Service Level Failure as determined in accordance with Exhibit 20.

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without capital stock, limited liability company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative or Governmental Authority.

“Personalization” means the settings chosen by a Logged-In User when such Logged-In User Personalizes one or more Portal pages.

“Personalization Settings” means the Personalization settings (a) implemented by Synacor or its Affiliates on the Home Page and on other pages of the Portal (as applicable), as input by Logged-In Users or Identifiable Users for different Modules (e.g., stock quotes and weather), (b) set by Synacor based on the past behavior of Logged-In Users and Identifiable Users, or (c) provided to Synacor by any Third Parties with Links to the Portal.

“Personalize” means to utilize the select personalization capabilities that are technically enabled by Synacor in order to permit a Logged-In User to change and manage certain Content and Modules on certain Portal pages.

“Physical Entry” means that an individual (a) is permitted to bodily enter, on an unsupervised (or badged) basis, into secured areas not available to the general public, or (c) is permitted on a regular basis to have supervised or escorted bodily access into secured areas not available to the general public, in each case, for more than thirty (30) days in the aggregate annually.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

“Portal” has the meaning set forth in Section 1.3.

“Portal Applications” has the meaning set forth in Section 1.3.

“Portal Content” shall mean AT&T Content and Synacor Content.

“Portal Navigation” has the meaning set forth in Exhibit 2.

“Portal Privacy Policy” has the meaning set forth in Section 16.4(b).

“Portal Services” has the meaning set forth in Section 7.2(a).

“Portal Services Procedures Manual” has the meaning set forth in Section 7.2(f).

“Portal Team” has the meaning set forth in Section 7.2(a).

[*]

“Portal Toolbar” means the Portal toolbar as further described in Exhibit 2.

“Portal TOS” has the meaning set forth in Section 4.2(a).

“Privacy Laws” means those Laws relating to data privacy, data protection, data transport, data storage, data use, data processing, or data retention; regulatory enforcement actions that convey guidance concerning appropriate data handling and disclosures; and regulatory guidance for industry best practices (e.g., potential FTC Principles on Behavioral Advertising).

[*]

“Project Committee” has the meaning set forth in Section 20.3.

“Proportionate Share” has the meaning set forth in Section 18.13(a).

[*]

“PSTN-in” means inbound public switched telephone network.

“PSTN-out” means outbound public switched telephone network.

“Receiving Party” means the Party receiving or obtaining Confidential Information from the Disclosing Party.

“Recipient” has the meaning set forth in Section 8.8(b).

“Registration Data” means all data provided by a Subscriber to AT&T or its Affiliates during the Term in connection with a Subscriber’s registration for the Portal, AT&T Internet Service, AT&T Mobility Service, U-Verse, DIRECTV, or any other AT&T services or products.

“Relationship Managers” has the meaning set forth in Section 20.3(b).

“Remedial Actions” has the meaning set forth in Section 16.2(b).

“Renewal Term” has the meaning set forth in Section 12.2.

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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“Revenue Guarantee” has the meaning set forth in Section 8.6.

“Revenue Guarantee Requirements” has the meaning set forth in Section 8.7(a).

“Roadmaps” has the meaning set forth in Section 1.5(a).

“Screen” means each of (i) the elements of a website made available on a PC; (ii) the elements of the Portal made available on a Wireless Device; and (iii) the elements of the Portal made available on any other type of device or medium.

“SDK” means software development kit for the purpose of developing Applications and utilities, and which may include a library of software and APIs.

“Search” means a User entering a query into the Search Box.

“Search Advertising” means a form of Display Advertising purchased by an Advertiser for inclusion in Sponsored Links and AFS Ads and AFC Ads (each as described in Exhibit 2). Search Advertising may only be placed directly by a Party or through the AT&T Direct Advertising Agents or Synacor Direct Advertising Agents, as the case may be.

“Search Agreement” has the meaning set forth in Section 6.2(b)(i).

“Search Box” means a graphical area that appears on a Portal page or Portal Toolbar through which a user can conduct a Search.

“Search Functionality” means the assemblage of integrations, databases, specifications, applications, operational rules, guidelines, Content rules, platform requirements or restrictions, settings and other technical requirements which together are required to provide the Search Results and Search Advertising and Search Provider Advertising on various pages of the Portal and/or the Portal Applications.

“Search Policy” has the meaning set forth in Section 6.1.

“Search Provider Advertising” means Sponsored Links, AFS Ads, and AFC Ads displayed by the Synacor Search Provider within the Portal in response to a Search.

“Search Results” means the data and information displayed to a User on the Portal in response to a Search.

“Search Results Pages” means the Portal page or pages which display Search Results.

“Search Results Set” means a set of up to ten (10) Search Results provided in response to a Search.

“Search Services” has the meaning set forth in Section 6.2(a).

“Search Solution” has the meaning set forth in Section 6.2(a).

“Section 222” has the meaning set forth in Section 16.3(a).

[*]

“Security Incident” has the meaning set forth in Section 16.2(b).

[*]

“Service Level Failure” means the failure by Synacor to satisfy a Service Level.

“Service Levels” has the meaning set forth in Section 13.1.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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“Service Request” has the meaning set forth in Section 7.2(g).

“Service Year” means the twelve (12) month period following Core Portal Go Live, and each subsequent twelve (12) month period thereafter.

“Services” has the meaning set forth in Section 1.1.

[*]

“Site” means the body of information as a whole located at a particular domain name.

[*]

“SSAE 16” has the meaning set forth in Section 15.4(a).

“Start App” means the native Portal Application to be delivered by Synacor hereunder that provides a complementary mobile User experience to the Portal.

“Subaccounts” has the meaning set forth in Section 4.1(d).

“Subscriber” has the meaning set forth in Section 1.4.

“Subscriber Data” means AT&T service-specific information contained in Registration Data (e.g. AT&T account-related information and AT&T services or products).

“Synacor” has the meaning set forth in the Preamble.

“Synacor Accused Elements” has the meaning set forth in Section 18.6(a)(i).

“Synacor Ad System” means Synacor’s then-current Display Advertising system as may be updated by Synacor from time to time.

“Synacor Advertisers” means any and all Advertisers who provide Display Advertising on the Portal, within the Portal Applications, and within any other advertising inventory mutually agreed to by the Parties pursuant to an agreement with Synacor, one of its Affiliates or a Third Party on behalf of Synacor or one of its Affiliates.

“Synacor Agents” means the Affiliates, independent contractors, subcontractors, suppliers, agents, and other representatives of Synacor, including direct and indirect Display Advertising partners.

“Synacor Content” shall mean any Content licensed or acquired from Third Parties by Synacor for inclusion on the Portal or within the Portal Applications, including the following: (a) news, including articles and video related to national, regional and local news; (b) entertainment, including articles and video related to entertainment; (c) sports, including articles and video sports related news (d) weather, including current weather information and forecasts; (e) finance and business, including articles and video related to financial and business news including stock market information; (f) online games; (g) local information, including articles and video related to local events and information as available; (h) personalized information, such as stock ticker quotes, sports team information, and horoscopes, that can be personalized by Users; (i) Content related to the Tent Pole Pages; and (j) Synacor’s library of video Content Library. Synacor Content does not include AT&T Content.

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

“Synacor Data Connections” data connections among the Synacor Sites and between points of access to AT&T’s data networks and secure firewalls to be provided by Synacor.

“Synacor Direct Advertising Agents” means Display Advertising sales agencies that act as a direct sales arm of Synacor. [*].

“Synacor Excuse” has the meaning set forth in Section 13.5.

“Synacor Indemnified Parties” has the meaning set forth in Section 18.6(b).

“Synacor IP” has the meaning set forth in Section 17.2(b).

“Synacor Personnel” means the employees, individual agents and individual subcontractors of Synacor that perform any or all of the Services [*].

“Synacor Platform” has the meaning set forth in Exhibit 2.

“Synacor Relationship Manager” has the meaning set forth in Section 20.3(b).

“Synacor Revenue Share” has the meaning set forth in Section 8.2.

“Synacor Search Agreement” has the meaning set forth in Section 6.2(a).

“Synacor Search Provider” has the meaning set forth in Section 6.2(a)

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CONFIDENTIAL TREATMENT REQUESTED

“Synacor Sites” has the meaning set forth in Section 14.1(a).

“Target” means to deliver (through any means, including during or as a part of providing customer support service) Advertisements, promotions, or marketing to a Subscriber, utilizing data collected or received pursuant to this Agreement regarding such Subscriber, in order to identify the recipient as a Subscriber.

“Tax” or “Taxes” means all taxes or assessments or similar financial impositions imposed by a Governmental Authority of any nature including: (a) federal, state, local or foreign net income tax, alternative or add-on minimum tax, profits or excess profits tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax, FICA or FUTA), real or personal property tax or Ad valorem tax, sales or use tax, excise tax, stamp tax or duty, any withholding or back up withholding tax, estimated taxes, value added tax, severance tax, prohibited transaction tax, premiums tax, occupation tax, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax; and (b) any liability with respect to the foregoing as a result of being or formerly having been a member of any affiliated, consolidated, combined, unitary, or similar group, as a result of any transferee liability in respect of the foregoing, whether arising as a result of any agreement or otherwise by operation of Law.

“Team Member” has the meaning set forth in Section 7.2(a).

[*].

“Team Program Director” has the meaning set forth in Section 7.2(h).

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

“Telecommunications Services” means (i) Narrowband Internet Access or Broadband Internet Access service, (ii) PSTN-in and PSTN-out VOIP services, (iii) linear broadcasting TV service, or (iv) mobile voice and data services.

“Tent Pole Pages” has the meaning set forth in Section 2.1(c).

“Term” has the meaning set forth in Section 12.2.

“Third Party” means any Person other than Synacor, AT&T or any of their respective Affiliates.

“Threshold Traffic Requirements” has the meaning set forth in Section 8.7(a).

“Toolbar” means (a) the strip located at the top, bottom, or side of a graphical user interface that includes a row, column or group of Buttons as icons which when clicked activates certain functions or permits the user to navigate the Internet, and (b) the functional equivalent of the foregoing for browsers that do not support toolbars (e.g., Chrome).

[*].

“Traffic Requirements” has the meaning set forth in Section 8.7(a).

“Transfer Event” has the meaning set forth in Section 12.5(a).

[*].

“Unregistered User” has the meaning set forth in Section 1.4.

“U-verse” means AT&T’s residential digital television offering and successor versions thereof.

“Update” means an addition, modification, update, upgrade, improvement, enhancement or successor version to the Portal or any other functionality or services provided by Synacor directly relating to the Portal experience.

“URL” means uniform resource locator.

“Use” means the right to load, access, execute, store, transmit, display, copy, maintain, modify, enhance, create derivative works, make and have made.

“Users” has the meaning set forth in Section 1.4.

“Valid Session Cookie” means a cookie (or successor tool) or technology placed by Synacor or its Affiliates on a User’s PC or Wireless Device, for the purpose of identifying the User, upon a (a) User page view of the Portal, (b) User clicking a Link on an AT&T Property,

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which Link was placed by AT&T on such AT&T Property and navigates the User directly to the Portal; or (c) User clicking on a Button on the Portal Toolbar or AT&T Toolbar, which Button was placed by AT&T or Synacor or their respective Affiliates on such Toolbar; provided, however that a cookie will cease to be a Valid Session Cookie if the User: (w) closes the User’s browser, or (x) initiates a new session by entering a new URL into the address bar (other than a URL associated with the Portal).

“Vertical Service Page” means a section-front page aligned with the appropriate Synacor vertical such as sports, finance, news, etc.

“Viruses” has the meaning set forth in Section 18.2(h).

“VOIP” means voice over internet protocol.

“Wind-Down Assistance” has the meaning set forth in Section 12.5(c).

“Wind-Down Period” has the meaning set forth in Section 12.5(a).

“Wind-Down Plan” has the meaning set forth in Section 12.5(c).

“Wireless Device” means a device (e.g., cellphone, PDA, smart phone, or tablet) through which a User can access the Start App or the mobile-optimized version of the Portal.

“Withholding Tax” has the meaning set forth in Section 8.8(b).

“Workaround” has the meaning set forth in Section 13.5

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Exhibit 2

Portal Specifications

This Exhibit 2 (Portal Specifications), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 2 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

This Exhibit 2 specifies the minimum features and functionalities that will be included as part of the Portal. It also defines the Minimum Viable Product or “MVP” for the Core Portal, where “Minimum Viable Product” is defined as the set of features and functionality that, when fully developed and integrated, comprise an acceptable initial production release. The Parties acknowledge that significant additional detail with respect to the features and functionalities delineated in this Exhibit 2 will be defined by the Parties and that features and functionality may be added or removed to the MVP of the Core Portal prior to initial production release. [*]

1.	Core Portal.

1.1.

Beginning on the date of the Core Portal sub-release of CPV 1.1 as described in Exhibit 5, Synacor shall provide the Core Portal in accordance with this Exhibit 2 and including the features and functionalities specified in Schedule 2-1. The specifications and requirements for the Growth Portal shall be specified in Exhibit 5 (Implementation Guidelines) or a later amendment thereto as indicated in Section 3.2 of the Agreement.

2.	General Portal Services.

2.1.	Synacor Platform.

2.1.1.

Beginning on the Effective Date and continuing for the Term (including the Wind-Down Period), Synacor shall utilize the Generally Available version of the Synacor white-label platform and any successor platforms (the “Synacor Platform”) consisting of a combination of hardware, software, systems, tools, processes, Ad servers, and databases owned and operated by or on behalf of Synacor to develop and provide the Portal. For the avoidance of doubt, the Synacor Platform shall support and be capable of allowing Synacor to provide all Portal Services described in the Agreement.

2.1.2.	The Synacor Platform will be the technology architecture underlying the Portal and shall, at a minimum, be technically capable of the following:

2.1.2.1.	Allowing design, development, defect resolution, launch, operations, and continuous improvement of the Portal;

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2.1.2.2.	Incorporating AT&T Content, Synacor Content and Third Party-provided Content (including video and web Content), Links, and AT&T Modules for display across the Portal;

2.1.2.3.	Supporting AT&T-specified customized colors, theme options, and branding (to be provided by AT&T, as may change from time to time);

2.1.2.4.	Supporting the display of video Content and audio Content via streaming media and download;

2.1.2.5.	[*]

2.1.2.6.	Generally providing for all of the features, functionalities, products, and User experiences described in this Exhibit 2 and elsewhere in the Agreement.

2.2.	Hosting and Support. Synacor shall provide the following hosting, support, and management services with respect to the Portal:

2.2.1.	Hosting the Portal framework and Content (in accordance with Section 14.1 of the Agreement and Exhibit 21);

2.2.2.	Supporting integrations with Third Party sites or properties on the Portal, including integrations with the Mail Platform and the Search Solution;

2.2.3.	Providing the features and functionalities of the Synacor Platform (as described in Section 2.1 of this Exhibit 2); and

2.2.4.	Providing general support and management for the Portal, including managing updates.

2.3.	Integrations. Synacor shall provide the following integrations on the Portal:

2.3.1.	[*]

2.3.2.	Integration with the Mail Platform as necessary to provide Users with seamless access to and interaction with the Mail Platform;

2.3.3.	Integration with the Search Solution as necessary to provide the Search Results and the Search Advertising on the Portal;

2.3.4.

Integrations with AT&T-provided identity management systems and customer data APIs (e.g., tGuard, MPS, uDAS, etc.) to enable (i) registration, authentication, authorization, Personalization, single sign-on, and ID management services for Users, and (ii) delivery of Personalized Content, Advertising, and product experiences to Users based on their AT&T access services (e.g., DIRECTV, U-verse, AT&T Internet Service, and AT&T Mobility Service), User

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profiles, Content and services preferences, and other relevant characteristics (including day parting, location, device, etc.); and

2.3.5.

Integration of AT&T-provided video players (including U-verse and DIRECTV video enablement) and ingestion of AT&T-provided metadata, which will allow (i) AT&T to enable its video management capabilities, including those needed to ingest, encode, encrypt, store and/or deliver VoD assets, live channels and events, and associated metadata to Users through the Portal, and (ii) the Portal to support the AT&T-provided video Content in accordance with Section 7.3 of the Agreement.

3.	Portal Components. Synacor shall, at a minimum, create, manage, host, operate, and maintain the following components and functionalities included as part of the Portal:

3.1.	Web Experience. The “Web Experience” shall include each of the components and functionalities specified in this Section 3.1.

3.1.1.

Home Experience: A home page on a URL selected and provided by AT&T (the “Selected URL”) inclusive of the AT&T Modules, and certain Content, Links, Modules, products, services, Navigation Areas, features and other functionality.

3.1.1.1.	All Users will have access to the Home Page.

3.1.2.	Vertical Experiences: A set of pages [*] that provide immersive experiences with certain categories of Content, including Sports, Finance, News, and Entertainment.

3.1.3.	[*]Tent Pole Experiences: A set of Tent Pole Pages, as well as other temporary or permanent individual experiences focused on particular topics, events, or AT&T promotional activities.

3.1.4.	[*]

3.1.5.	[*]

3.1.6.	Mail: Links and other functionalities included within the Portal as part of the integration of the Mail Platform to the Portal, including:

3.1.6.1.	A prominent icon in the Header linking to the Mail Platform;

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3.1.6.2.	Subject to the ability to integrate with Yahoo, a “pill” incorporated with the icon to illustrate the number of unread mail messages in the Users inbox; and

3.1.6.3.	Subject to the ability to integrate with Yahoo, the ability for Users to preview unread messages within the Portal by mousing over the icon.

3.1.7.	Search Engine Results Pages (“SERP”): pages included on the Portal as part of the integration of the Search Solution to the Portal.

[*]

3.1.8.	[*]

3.1.9.	Portal Headers: a consistent display at the top of the Portal pages that includes:

3.1.9.1.	Navigational Links to other Portal Content, pages, and experiences;

3.1.9.2.	Authentication links;

3.1.9.3.	Links to AT&T Properties;

3.1.9.4.	Search Integration;

3.1.9.5.	Integration with Mail; and

3.1.9.6.	Branding.

3.1.10.	Footers: Footers to be displayed on the bottom of Portal pages (or another location on the Portal pages at the direction of AT&T) (each a “Footer”).

3.1.10.1.

Throughout the Portal, the Footer will contain Links to trademark, copyright, and legal notices consistent with the provisions elsewhere in the Agreement. The initial set of Footer Links are illustrated in Schedule 2-2.

3.1.11.

Portal Navigation: “Portal Navigation” means interactive, intuitive, and highly usable navigation functionality throughout the Portal, which shall include persistent global navigation and context-specific navigation.

3.1.12.	[*]

3.2.	[*]

3.3.	[*]

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3.4.	Toolbars: [*].

[*]

3.5.	Optimized Browsers: The Parties will work jointly to define requirements for the optimized browsers. Any browser that is eligible for customization will be eligible for optimization. [*]

3.6.	Browser Extensions: The Parties will work jointly to determine the extensions to develop, the browsers for which to develop them, and the features and functionalities contained therein. [*]

3.7.

Portal Applications: Synacor will deliver the Start App specified in this Agreement for Android and iOS smartphones and tablets. Delivery of Portal Applications on other platforms and delivery of additional Portal Applications on the same devices may be requested by AT&T. [*]

3.7.1.	[*]

3.7.2.	The Start App:

3.7.2.1.	Will be built on top of existing Synacor platforms;

3.7.2.2.	Will adhere to AT&T logo, color and brand design;

3.7.2.3.	Will, to the extent possible based on content rights and product definition, integrate AT&T Content in a manner consistent with the Web Experience; and

3.7.2.4.	[*]

3.7.3.

AT&T agrees to pre-install the Android native mobile and tablet Start App on all of its new Android mobile devices as soon as is practicable after the delivery of a fully functional, fully tested, and market ready Application.

3.8.	[*]

3.9.	Personalization: Personalization capabilities to be included as part of the Portal, include but are not limited to the following:

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3.9.1.

Personalization elements that allow Users to establish preferences and Personalize Portal Content (e.g., stock quotes, weather, sports, and news), and the ingestion and utilization of pre-existing User data for the purpose of personalizing the Portal without User interaction.

3.9.2.	[*]

3.9.3.	[*]

3.10.	Device Detection: Device detection functionality to enable Synacor to send User messaging as described in Section 9.1(e) of the Agreement.

3.11.

End to End Testing: Synacor will provide end to end system testing in Synacor’s pre-production environment that will include testing of authenticated Users. To make this possible, AT&T will provide Synacor with availability to their systems and end points as well as provide Synacor with all necessary test accounts. Synacor will report end to end test failures to AT&T as part of the normal sprint release cycle activities.

4.	Search Services: The following establishes the terms and conditions by which the Parties will work together to facilitate the delivery of the Search Services:

4.1.

Definition of Search Services and Selection of Search Provider. Synacor shall provide the Search and Search Provider Advertising functionality via the Synacor Search Provider pursuant to the Synacor Search Agreement.

4.1.1.

Operation of Search Services. Each time a consumer enters a Search, Synacor shall return to such consumer a Search Results Set and Search Sponsored Links (i.e., paid links provided by the Synacor Search Provider in response to a Search) and/or Adsense for Search Ads (“AFS Ads”) as agreed to by the Parties.

4.1.2.

Hosting and Control. At all times during the Term, Synacor shall (a) control the way the Search Services are implemented on the Portal as contemplated by the Agreement (including Section 2.1(a)(ii) of the Agreement, Exhibit 15 and Exhibit 31); (b) maintain complete technical and editorial control of the SERP; (c) approve the placement of the Search Box on any page of the Portal on which the Search Services are implemented; and (d) act as the intermediary for all transmissions between Synacor Search Provider and the Portal.

4.1.3.	Context Sensitive Advertising. Synacor may also provide context sensitive advertising (“Adsense for Content Ads” or “AFC Ads”) within the Portal.

4.1.4.	[*]

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4.2.	Disclaimer. To the maximum extent permitted by law, Synacor disclaims any and all warranties and liabilities with regard to Search Services as provided by Google, Inc. [*]

4.3.

Search Bar. AT&T expressly grants Synacor permission to include a Search Box on the Portal Above the Fold in a prominent location as required pursuant to the Agreement (including Section 2.1(a)(ii) of the Agreement, Exhibit 15 and Exhibit 31) or as otherwise mutually agreed to by the Parties in writing.

4.4.	Prohibited Acts. AT&T shall not, and shall not authorize or knowingly allow any Third Party to:

4.4.1.

directly or indirectly generate queries, or impressions of or clicks on search results and/or advertising results, through any automated, deceptive, disingenuous or other fraudulent means (including click spam, robots, macro programs, and Internet agents); or

4.4.2.

encourage or require Users or other persons, either with or without their knowledge, to click on search results and/or advertising results through offering incentives or any other methods that are manipulative, deceptive, malicious or fraudulent; or

4.4.3.

except as otherwise contemplated by the Agreement and without limiting the ability to analyze search terms in the aggregate or otherwise analyze search terms for personalizing the user experience, “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Search Services (including, but not limited to, search results and/or advertising results, or any part, copy or derivative thereof).

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Schedule 2-1

[*] [3 pages omitted]

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Schedule 2-2

[*]

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Exhibit 3

Initial Content Specifications

This Exhibit 3 (Initial Content Specifications), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 3 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

The following attached Schedules are hereby incorporated into and deemed part of this Exhibit

Schedule 3-1: [*]

Schedule 3-2: [*]

Schedule 3-3: [*]

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Schedule 3-1

[*] [2 pages omitted]

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Schedule 3-2

[*] [4 pages omitted]

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Schedule 3-3

[*]

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Exhibit 4

Content Guidelines

This Exhibit 4 (Content Guidelines), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 4 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	As set forth in Section 2.2(c) of the Agreement, Synacor shall use commercially reasonable efforts to ensure that Synacor Content presented on the Portal shall not contain:

1.1.

Any content which is libelous, defamatory or which discloses private or personal matters concerning any person, including home phone numbers and addresses, credit card information, and/or member account information such as member passwords.

1.2.

Any content which is obscene or pornographic, including relating to sex- related products and services and adult entertainment, or which contains racial, ethnic or religious slurs or similar epithets, or which advocate violence, hate, terrorism or other offensive language.

1.3.

Any content that would violate the property rights of others, including unauthorized copyrighted text, images or programs, trade secrets or other confidential proprietary information or trademarks or service marks used in an infringing fashion.

1.4.

Any content that is fraudulent, misleading, deceptive or offensive material, including material of an inappropriate adult nature or which uses inappropriate or offensive language or material that misrepresents, ridicules or attacks an individual or group on the basis of age, color, national origin, race, religion, sex, sexual orientation or handicap.

1

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Exhibit 5

Implementation Guidelines

This Exhibit 5 (Implementation Guidelines), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 5 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*] [4 pages omitted]

1

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Exhibit 6

Cookies

This Exhibit 6 (Cookies), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 6 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

The Parties acknowledge and agree that this Exhibit has not been completed as of the Effective Date and will be completed in accordance with Section 15.2(e) of the Agreement.

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Exhibit 7

Login Information

This Exhibit 7 (Login Information), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 7 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	This Exhibit 7 specifies a baseline AT&T and Synacor login, single sign on (SSO), and Application data sharing architecture for use across the Portal (the “Baseline Architecture”). The Baseline Architecture is based on the identity provider to service provider identity federation model, in which AT&T will always act as the identity provider, and Synacor will act as the service provider.

2.	The Baseline Architecture is defined in the AT&T Standard Federation Integration Guide attached hereto as Schedule 7-1. Subject to Section 3 of this Exhibit, Synacor shall (i) develop and operate all aspects of the Portal in accordance with the Baseline Architecture and (ii) deliver all functionality required to fully and completely integrate the Portal with the Baseline Architecture.

3.	The Baseline Architecture may be customized, modified or replaced by Synacor, subject to review and approval by AT&T to be provided at its discretion, based on mutual discovery by the Parties. The Parties agree to fully and expeditiously participate in this mutual discovery to finalize the appropriate Baseline Architecture.

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Schedule 7-1

AT&T Standard Federation Guide

2

AT&T Standard Federation

Integration Guide

Author: Alok Khemka

AT&T – Chief Security Office

Contributors:

Johannes Jaskolski

Ed Lewis

David Linsky

Alan Alfano

Revision History

Author	Date	Version	Revision Description

Alok Khemka	May 26, 2011	1.0	Initial draft

Alok Khemka	Sep 16, 2011	2.0	Added device management flow details

Alok Khemka	Oct 16, 2001	2.1	Added additional details on authorization flow requirement based on ‘IPTVSubscription’ attribute status and caching of authorization responses

Alok Khemka	Nov 03, 2011	2.2	Added AT&T requirements for iPhone WebView authentication flow

Alok Khemka	Nov 14, 2011	2.3	Updated SAML authZ requent/response sample. Added RelayState sample URLs.

Alok Khemka	Dec 02, 2011	2.4	Added self-signed cert limitation details.

Alok Khemka	Dec 16, 2011	2.5	Added additional authN/authZ details.

Alok Khemka	Jan 31, 2012	2.6	Added partnerID details in authN request.

Alok Khemka	April 12, 2012	2.7	Added partner metadata sample and added FAQ section in the document.

Alok Khemka	Aug 24, 2012	2.8	Added additional authorization error response codes and sample response

Alok Khemka	Apr 17, 2013	2.9	Updated Additional Assertion Elements to include user identity attributes available to various Service Providers.

Alok Khemka	June 28, 2013	3.0	Added zipcode attribute details in Additional Assertion Elements

Alok Khemka	Jan 13, 2014	3.1	Added JSON Authorization API details

Table of Contents

Introduction	4
Federation Metadata	4
Federated Authentication	6
Authentication Flow Diagram	6
Authentication Request Processing	6
Authentication Response Processing	8
Available AttributeStatement Elements	10
UVerse ID Type and Uverse Primary Account OID	10
IPTV Subscription	10
Customer ZipCode	10
Authenticated User Identity and Designated mainCTN/subID	11
Federated Authorization	12
Authorization URL Endpoints	12
Sample JSON Request/Response Exchange	12
Federation Authorization Response Error Codes	14
Generic Standard Federation Requirements	15
Federated Logout	16
Frequently Asked Questions	17
Appendix	18
AT&T Security Concern and Requirement for iOS UIWebView Authentication	18
Sample SAML AuthN Assertion – Primary Account ID authN (No Prior Federation)	19
Sample SAML AuthN Assertion – Primary Account ID AuthN (Previously Federated)	21
Sample SAML AuthN Assertion – Sub-Account ID AuthN (Primary Account ID not Federated)	23
Sample SAML AuthN Assertion – Sub-Account ID AuthN (Previously Federated Primary Account ID)	25

Introduction

This document describes the AT&T Identity Provider (IDP) standard federation integration steps. Any federated Service Provider (SP) planning to integrate with AT&T IDP shall first review this document to understand the current supported federation model. SP integration requirements not satisfied by this model shall be viewed as non-standard federation requirements and may entail additional work effort. Federated partners may consider implementing standard federation first and then initiate enhancements to that implementation to support non-standard requirements.

Federation Metadata

Any federation agreement between AT&T IDP and partner SP shall require the mutual exchange of metadata to support the configuration of IDP and SP end points. This exchange must take place over secure communication channel where integrity of the exchanged data can be asserted (for example through digitally signed emails).

●	The federation agreement shall use SAML 2.0 protocol for authentication/authorization request/response exchange
●	For authentication flow, Web Browser SSO Profile shall be utilized with HTTP POST Binding
●	All the communication end points between AT&T IDP and partner SP must be HTTPS
●	Only persistent nameid format is currently supported for Opaque Identifier (OID) generation
●	Self signed certificates are not supported in authN/authZ request/response exchange. Additionally, AT&T reserves the right to reject the CA authority used by service provider for SP certificates consumed on AT&T server endpoints (certificate used for digitally signing the SAML request or client certificate used during authorization request).

              Note: AT&T Supported CA Authorities

¡	Verisign, Entrust, GeoTrust, Thawte

Sample Service Provider metadata file excerpt

<?xml version=‘1.0’ encoding=‘UTF-8’?>
<ns0:EntityDescriptor ID=“ECO1316532070421” entityID=“Sp Entity ID” validUntil=“2012-12-01T04:00:00.000Z” xmlns:ns0=“urn:oasis:names:tc:SAML:2.0:metadata”>
<ns0:SPSSODescriptor AuthnRequestsSigned=“true” WantAssertionsSigned=“true” protocolSupportEnumeration=“urn:oasis:names:tc:SAML:2.0:protocol”>
<ns0:KeyDescriptor use=“signing”>
<ns1:KeyInfo xmlns:ns1=“http://www.w3.org/2000/09/xmldsig#”>
<ns1:X509Data><ns1:X509Certificate>
SP Signing Certificate
</ns1:X509Certificate></ns1:X509Data>
</ns1:KeyInfo>
</ns0:KeyDescriptor>
<ns0:NameIDFormat>urn:oasis:names:tc:SAML:2.0:nameid-format:persistent</ns0:NameIDFormat>
<ns0:AssertionConsumerService Binding=“urn:oasis:names:tc:SAML:2.0:bindings:HTTP-POST”
Location=“SP ACS URL location”
ResponseLocation=“SP ACS URL Location”

index=“0” />
</ns0:SPSSODescriptor>
<ns0:Organization>
<ns0:OrganizationName xml:lang=“en”>SP Org Name</ns0:OrganizationName>
<ns0:OrganizationDisplayName xml:lang=“en”>Org Display Name</ns0:OrganizationDisplayName>
<ns0:OrganizationURL xml:lang=“en”>Org URL</ns0:OrganizationURL>
</ns0:Organization>
<ns0:ContactPerson contactType=“technical”>
<ns0:GivenName>SP Contact Person First Name</ns0:GivenName>
<ns0:SurName>SP Contact Person Last Name</ns0:SurName>
<ns0:EmailAddress>SP Contact Person Email Address</ns0:EmailAddress>
</ns0:ContactPerson>
</ns0:EntityDescriptor>

●	The above sample Service Provider metadata is only for reference purpose. The actual values of metadata elements shall reflect the corresponding SP applicable values.

Sample AT&T IDP metadata file excerpt

<EntityDescriptor xmlns=“urn:oasis:names:tc:SAML:2.0:metadata” xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion” xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” entityID=“ xxx ”>
<IDPSSODescriptor protocolSupportEnumeration=“urn:oasis:names:tc:SAML:2.0:protocol”>
<NameIDFormat> urn:oasis:names:tc:SAML:2.0:nameid-format:persistent
</NameIDFormat>
<SingleSignOnService
Binding=“urn:oasis:names:tc:SAML:2.0:bindings:HTTP-POST”
Location=” Partner Specific IDP SingleSignOnService URL”/>
</IDPSSODescriptor>
</EntityDescriptor>

Federated Authentication

AT&T currently supports two transaction federated authN/authZ model. In this model the first transaction is utilized for user authentication and subsequent transaction happens directly between the partner SP and IDP for user authorization. This section provides the details of user authentication flow.

Authentication Flow Diagram

Fig 1: User Authentication Flow Diagram

Authentication Request Processing

The federated authentication SAML request may be initiated through user accessing the partner hosted entitled web content. Upon access request partner SP shall initiate the HTTP POST of SAML authentication request, through user HTTP client, to AT&T supplied SingleSignOnService URL endpoint.

●	For message integrity purpose, partner SP MUST sign the SAML authN request.
●	The SAML request must be first BASE64 then URL encoded in the HTTP POST request.
●	SP may also send the relay state as part of the form POST body. AT&T IDP shall return the relay state parameter value while sending a SAML assertion back to service provider.
o	AT&T IDP requires two consecutive relay state values to be different from each other.

e.g. RelayState=https://www.sp.com/resource.html?random=1 |

https://www.sp.com/resource.html?random=2

●    AT&T IDP shall present a common default login page to federated customers for authentication purpose.

●    As part of authN flow, due to multiple unsuccessful authentication attempts, customer userID may be locked as per internal AT&T CSO lockout requirements. In such condition an error is presented on the login page with appropriate lockout error message and the customer is not redirected back to SP URL endpoint.

Sample Authentication Request Excerpt

<?xml version=“1.0” encoding=“UTF-8” standalone=“no”?>
<samlp:AuthnRequest xmlns:samlp=“urn:oasis:names:tc:SAML:2.0:protocol” AssertionConsumerServiceURL=“SP ACS
URL” Destination=“AT&T IDP URL” ForceAuthn=“false” ID=“0e07917c-8af6-4002-a9a6-a8e0bc026526”
IsPassive=“false” IssueInstant=“2012-04-12T16:34:05Z”
ProtocolBinding=“urn:oasis:names:tc:SAML:2.0:bindings:HTTP-POST” Version=“2.0”>
<saml:Issuer xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion”>SP Issuer</saml:Issuer>
<samlp:NameIDPolicy AllowCreate=“true” Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent”
SPNameQualifier=“SP Entity ID”/>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/TR/2001/ xml-exc-c14n#”/>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”/>
<ds:Reference URI=””>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”/>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”/>
</ds:Transforms>
<ds:DigestMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”/>
<ds:DigestValue>message digest value</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue>message signature value
</ds:SignatureValue>
<ds:KeyInfo>
<ds:X509Data>
<ds:X509Certificate>
Singing Certificate
</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
</samlp:AuthnRequest>

Authentication Response Processing

Upon receipt of SAML authentication request, AT&T shall present the login page and authenticate the user through uid/password credentials. After successful credentials verification a SAML assertion shall be generated and POSTed, through user HTTP client, to partner SP supplied AssertionConsumerService URL endpoint.

●	AT&T currently only supports inline display of the login page. If pop-up page is preferred, partner SP shall control the opening and closing events of the pop-up window (since the authN transaction will initiate from and terminate at the SP communication endpoints).
●	AT&T must sign the SAML assertion before sending it to partner SP.
●	The signature algorithm utilized shall be xmldsig#rsa-sha1.
●	The canonicalization/transform algorithm utilized shall be xml-exc-c14n#.
●	If no user opaque identifier exists at this step, a new identifier shall be created and persisted in AT&T DB. Else the existing opaque identifier shall be utilized for SAML assertion generation.
•	After successful authentication and assertion consumption, partner SP may elect to create a long term SP session such that frequent user re-authentication is not required. This session duration may be governed by contractual business agreement between AT&T and SP.

Sample Authentication Response Excerpt

<saml:Assertion xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion”
xmlns:xs=“http://www.w3.org/2001/XMLSchema” xmlns:xsi=“http://www.w3.org/2001/XMLSchema-instance” ID=“Assertion-uuid506c78c4-011b-1d1b-b995-c1406a92f5ca” IssueInstant=“2008-07-23T14:57:10Z”
Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”>xxx</saml:Issuer>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” Id=“uuid506c78ce-011b-138d-a3f1-c1406a92f5ca”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”/>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”/>
<ds:Reference URI=“#Assertion-uuid506c78c4-011b-1d1b-b995-c1406a92f5ca”>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”/>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
<xc14n:InclusiveNamespaces xmlns:xc14n=“http://www.w3.org/2001/10/xml-exc-c14n#” PrefixList=“xsi xs saml”/>
</ds:Transform>
</ds:Transforms>
<ds:DigestMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”/>
<ds:DigestValue>KPi5fqQTsMnLzAZ0CMxl7kepfFg=</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue> jKAkSSwxbNO...
</ds:SignatureValue>
<ds:KeyInfo>
<ds:X509Data>
<ds:X509Certificate>
MIIFDzCC...

</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
<saml:Subject>
<saml:NameID Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent” NameQualifier=“xxx”
SPNameQualifier=“https://Partner-Entity-ID”>
KihDBNiyFRXzjuxKDHbqJvmHyZM=
</saml:NameID>
<saml:SubjectConfirmation Method=“urn:oasis:names:tc:SAML:2.0:cm:bearer”>
<saml:SubjectConfirmationData NotOnOrAfter=“2008-07-24T00:57:10Z” Recipient=“https://Partner-Entity-ID”/>
</saml:SubjectConfirmation>
</saml:Subject>
<saml:Conditions NotBefore=“2008-07-23T14:56:10Z” NotOnOrAfter=“2008-07-24T00:57:10Z”>
<saml:AudienceRestriction>
<saml:Audience>https://Partner-Entity-ID</saml:Audience>
</saml:AudienceRestriction>
</saml:Conditions>
<saml:AuthnStatement AuthnInstant=“2008-07-23T14:57:10Z” SessionIndex=“uuid506c7874-011b-17d9-a3e3-c1406a92f5ca” SessionNotOnOrAfter=“2008-07-23T15:57:10Z”>
<saml:AuthnContext>
<saml:AuthnContextClassRef>urn:oasis:names:tc:SAML:2.0:ac:classes:Password</saml:AuthnContextClassRef>
</saml:AuthnContext>
</saml:AuthnStatement>
</saml:Assertion>

Available AttributeStatement Elements

UVerse ID Type and Uverse Primary Account OID

If warranted by the requirements, AT&T can optionally provide the authenticated ID type (primary or sub account) and primary ID opaque identifier in the AttributeStatement of the SAML assertion. The attribute element names in the statement shall be ‘IDType’ and ‘PrimaryOID’ respectively. The below table identifies various use cases of IDType and PrimaryOID value combinations:

IDType	PrimaryOID	Conclusion
PrimaryAccount	TG_NOT_FOUND (no OID value found)	User has logged in first time with their Primary Account
PrimaryAccount	<OID>	User has previously logged in with their primary account
SubAccount	TG_NOT_FOUND (no OID value found)	The corresponding primary account has not logged in yet for this federation partner
SubAccount	<OID>	The corresponding primary account has logged in before for this federation partner and <OID> represents its opaque identifier

IPTV Subscription

AT&T will provide an indicator if the authenticated user ID has IPTV subscription. This indicator may be used by content providers to support a promotional period for unsubscribed IPTV customers. The attribute element name/value pair in the AttributeStatement shall be ‘IPTVSubscription=<Yes|No>’.

When ‘IPTVSubscription=No’ is returned in the authentication response assertion by AT&T IDP, service provider shall not send the subsequent authorization request to AT&T authZ URL endpoint since the response to that authZ request will always be ‘Deny’.

Customer ZipCode

This attribute in the AttributeStatement (attribute name ‘ZipCode’) is available to Service Providers on demand and includes the value of the UVerse customer service address zipcode.

Authenticated User Identity and Designated mainCTN/subID

In some scenarios the SP may have a need to know the user authenticated ID and any corresponding CTN/subID linked to that userID (if userID is accessID). The following three AttributeStatement elements provide the corresponding details in the authN assertion.

●	userID: authenticated userID
●	userCTN: user CTN if available
●	subID: corresponding subscriber ID for the above CTN value

The following table describes various use cases applicable to these attribute values

Use Case	userID element value	userCTN element value	subID element value
User authenticated with accessID and that accessID does not have any designated mainCTN	User supplied accessID	TG_NOT_FOUND	TG_NOT_FOUND
User authenticated with accessID and the accessID has linked designated mainCTN	User supplied accessID	Designated mainCTN value	Corresponding subID value of the designated mainCTN
User authenticated with CTN	mob_user	User supplied CTN value	Corresponding subID of the CTN
User authenticated with any other ID type (Uverse, DSL/Dial, OPR etc)	User supplied ID	TG_NOT_FOUND	TG_NOT_FOUND

Federated Authorization

Upon successful user authentication and SAML authN assertion, the Service Provider can initiate a JSON based federation authZ request to AT&T federation authorization endpoint. This authZ request/response exchange can be used to determine if the authenticated user has access to certain AT&T UVerse service, package or a specific channel. The below section provides the details of this request/response exchange.

Note: This request/response exchange must happen over 2-way SSL protected network path (client certificate authentication required).

Authorization URL Endpoints

Test/Stage Environment:      https://loginc.stage.att.net/Authz/fedATS/FedAuthz

Production Environment:      https://loginprodxc.att.net/Authz/fedATS/FedAuthz

Sample JSON Request/Response Exchange

Request

The Service Provider can submit a HTTP POST request with content-type of application/json and with one of the following JSON object in the request:

{“TG_OP”:“Authorize”,“OID”:“opaqueID”,“CPID”:[“resourceID1”]}

Or

{“TG_OP”:“Authorize”,“OID”:“opaqueID”,“CPID”:“resourceID1”}

Or

{“TG_OP”:“Authorize”,“OID”:“opaqueID”,“CPID”:[“resourceID1”,“resourceID2”]}

Here:

TG_OP (Required) = operation name. Currently only ‘Authorize’ operation will be supported

OID (Required) = user’s federated opaqueID to be authorized

CPID (Required) = Content Provider ID or resourceID or partnerID

Response

In response, AT&T may return one of the follow JSON data object.

{“OID”:“opaqueID”,“resourceID1”:“Permit”}

Or

{“OID”:“opaqueID”,“resourceID1”:“Deny”}

Or

{“OID”:“opaqueID”,“resourceID1”:“Permit”,“resourceID2”:“Deny”}

Or

{“errorCode”:“<errorCode>”,“errorDescription”:“<error message>”}

Here:

OID = user’s federated opaqueID (from the request)

resourceID1= CPID value supplied by SP in authorization request with the value of either Permit or Deny.

errorCode/errorMessage = if an error happened in processing the request (for instance if any of the required parameters were missing in the request). For a list of current errorCode please see the next section.

Federation Authorization Response Error Codes

Along with ‘Permit’ or ‘Deny’ authorization response described in previous section, AT&T federation authorization endpoint may return additional authorization failure error codes based on the failure condition. The below table identifies the corresponding error codes and the condition in which these codes will be returned.

Error Code	Error Message	Error Description
900	Internal Processing Error	A processing error happened within the system and the client may resubmit the request
902	Invalid Request	Received HTTP request is invalid (doesn’t not meet tGuard IA standards)

Generic Standard Federation Requirements

●	All passwords, pass codes and encryption keys (shared secret or private key) used in the federation processing must be protected against discovery by unauthorized parties.

Federated Logout

Federated logout is currently not supported.

Frequently Asked Questions

Q: Can service provider use the same key pair / certificate for SAML request signing and as the client cert in 2-way SSL for authorization request?

A: Yes.

Q: Are the AttributeStatement elements defined in ‘Additional AuthN Assertion Elements’ available to all Service Providers by default?

A: No, these elements are available on-demand and need to be requested during the on-boarding request.

Appendix

AT&T Security Concern and Requirement for iOS UIWebView Authentication

The above video outlines our concern with the iOS web view. Usually only an application developer can do this so from that perspective, the risk is limited. However that does not negate the fact that AT&T and Service/Content provider could become liable for fraud if a developer at a partner company decides to mine MVPD passwords. Currently AT&T is pursuing an escalation at Apple via the CSO chain of command but until Apple provides review and direction, AT&T is requiring following flow in the log-in process on partner apps. Below is what AT&T is proposing:

Please find the requirements for content partners implementing AT&T authentication in a iOS UIWebView below:

1.	Application shall not monitor activity on any AT&T property (i.e. att.com, att.net domain)

Objective-C Code Sample that illustrates logic required to implement:

NSString *currentHost = currentURL = webView.request.URL.host;

if(currentHost != NULL)

{

NSRange rangeOfAttCom = [currentHost rangeOfString:@“att.com”];

NSRange rangeOfAttNet = [currentHost rangeOfString:@“att.net”];

if((rangeOfAttCom.location == NSNotFound) && (rangeOfAttNet.location == NSNotFound))

{

// not an AT&T page, do any of your processing here including looking for the completed assertion process NSLog(@“att.com not found, OK TO READ CONTENTS”);

}

else

{

// an AT&T page, do not read any portion of the page

NSLog(@“att.com found, DO NOT READ CONTENTS”);

}

2.	Application shall not have active debugging hooks in the commercial release runtime.

Please Note: This is consistent with requirements communicated to and implemented by partners that have applications already in production.

Sample SAML AuthN Assertion – Primary Account ID authN (No Prior Federation)

Below sections provide some sample AT&T SAML assertions for various authentication use cases. The xml element values provided are for informational purpose only and the actual values will change in the test/production environment.

<samlp:Response
xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion “xmlns:samlp=“urn:oasis:names:tc:SAML:2.0:protocol” “xmlns:xs=“http://www.w3.org/2001/XMLSchema “xmlns:xsi=“http://www.w3.org/2001/XMLSchema-instance”
Destination=“https://sp.sho.com/saml_validate”
ID=“FIMRSP_5d10fdb0-012e-191c-bbca-d2fea7c02886”
InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
IssueInstant=“2011-02-25T13:45:18Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<samlp:Status>
<samlp:StatusCode Value=“urn:oasis:names:tc:SAML:2.0:status:Success”>
</samlp:StatusCode>
</samlp:Status>
<saml:Assertion ID=“Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886” IssueInstant=“2011-02-25T13:45:17Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” Id=“uuid5d10fd57-012e-1845-983f-d2fea7c02886”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
</ds:CanonicalizationMethod>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”>
</ds:SignatureMethod>
<ds:Reference URI=”#Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886”>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”>
</ds:Transform>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
<xc14n:InclusiveNamespaces xmlns:xc14n=“http://www.w3.org/2001/10/xml-exc-c14n#” PrefixList=“xsi xs saml”>
</xc14n:InclusiveNamespaces>
</ds:Transform>
</ds:Transforms>
<ds:DigestMethod algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”>
</ds:DigestMethod>
<ds:DigestValue>
8I48S2L+aSXBVGyW3os3cYTPKOw=
</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue>
PmA/q6rol05QXyctiNQOCxXLNCC…
</ds:SignatureValue>
<ds:KeyInfo>

<ds:X509Data>
<ds:X509Certificate>
MIIFGzCCBAOgAwIBAgIQ...
</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
<saml:Subject>
<saml:NameID Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent”
NameQualifier=“https://loginprodx.att.net/FIM/sps/ATTsho/saml20”
SPNameQualifier=“http://www.sho.com”> uuidd1e19ec9-012c-124f-b520-acaf118d16a0
</saml:NameID>
<saml:SubjectConfirmation Method=“urn:oasis:names:tc:SAML:2.0:cm:bearer”>
<saml:SubjectConfirmationData InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
NotOnOrAfter=“2011-02-25T13:46:17Z” Recipient=“https://sp.sho.com/saml_validate”>
</saml:SubjectConfirmationData>
</saml:SubjectConfirmation>
</saml:Subject>
<saml:Conditions NotBefore=“2011-02-25T13:44:17Z” NotOnOrAfter=“2011-02-25T13:46:17Z”>
<saml:AudienceRestriction>
<saml:Audience>http://sp.sho.com</saml:Audience>
</saml:AudienceRestriction>
</saml:Conditions>
<saml:AuthnStatement AuthnInstant=“2011-02-25T13:45:17Z” SessionIndex=“uuid5d10572f-012e-1eb0-90b8-d2fea7c02886”
SessionNotOnOrAfter=“2011-02-25T14:15:17Z”>
<saml:AuthnContext>
<saml:AuthnContextClassRef>urn:oasis:names:tc:SAML:2.0:ac:classes:Password
</saml:AuthnContextClassRef>
</saml:AuthnContext>
</saml:AuthnStatement>
<saml:AttributeStatement>
<saml:Attribute Name=“IPTVSubscription”>
<saml:AttributeValue xsi:type=“xs:string”>
Yes
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“IDType”>
<saml:AttributeValue xsi:type=“xs:string”>
PrimaryAccount
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“PrimaryOID”>
<saml:AttributeValue xsi:type=“xs:string”>
TG_NOT_FOUND
</saml:AttributeValue>
</saml:Attribute>
</saml:AttributeStatement>
</saml:Assertion>
</samlp:Response>

Sample SAML AuthN Assertion – Primary Account ID AuthN (Previously Federated)

<samlp:Response
xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion“ xmlns:samlp=“urn:oasis:names:tc:SAML:2.0:protocol“ xmlns:xs=“http://www.w3.org/2001/XMLSchema“ xmlns:xsi=“http://www.w3.org/2001/XMLSchema-instance”
Destination=“https://sp.sho.com/saml_validate”
ID=“FIMRSP_5d10fdb0-012e-191c-bbca-d2fea7c02886”
InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
IssueInstant=“2011-02-25T13:45:18Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<samlp:Status>
<samlp:StatusCode Value=“urn:oasis:names:tc:SAML:2.0:status:Success”>
</samlp:StatusCode>
</samlp:Status>
<saml:Assertion ID=“Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886” IssueInstant=“2011-02-25T13:45:17Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” Id=“uuid5d10fd57-012e-1845-983f-d2fea7c02886”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
</ds:CanonicalizationMethod>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”>
</ds:SignatureMethod>
<ds:Reference URI=”#Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886”>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”>
</ds:Transform>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
<xc14n:InclusiveNamespaces xmlns:xc14n=“http://www.w3.org/2001/10/xml-exc-c14n#” PrefixList=“xsi xs saml”>
</xc14n:InclusiveNamespaces>
</ds:Transform>
</ds:Transforms>
<ds:DigestMethod algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”>
</ds:DigestMethod>
<ds:DigestValue>
8I48S2L+aSXBVGyW3os3cYTPKOw=
</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue>
PmA/q6rol05QXyctiNQOCxXLNCC…
</ds:SignatureValue>
<ds:KeyInfo>
<ds:X509Data>
<ds:X509Certificate>
MIIFGzCCBAOgAwIBAgIQ…

</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
<saml:Subject>
<saml:NameID Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent”
NameQualifier=“https://loginprodx.att.net/FIM/sps/ATTsho/saml20”
SPNameQualifier=“http://www.sho.com”> uuidd1e19ec9-012c-124f-b520-acaf118d16a0
</saml:NameID>
<saml:SubjectConfirmation Method=“urn:oasis:names:tc:SAML:2.0:cm:bearer”>
<saml:SubjectConfirmationData InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
NotOnOrAfter=“2011-02-25T13:46:17Z” Recipient=“https://sp.sho.com/saml_validate”>
</saml:SubjectConfirmationData>
</saml:SubjectConfirmation>
</saml:Subject>
<saml:Conditions NotBefore=“2011-02-25T13:44:17Z” NotOnOrAfter=“2011-02-25T13:46:17Z”>
<saml:AudienceRestriction>
<saml:Audience>http://sp.sho.com</saml:Audience>
</saml:AudienceRestriction>
</saml:Conditions>
<saml:AuthnStatement
AuthnInstant=“2011-02-25T13:45:17Z”
SessionIndex=“uuid5d10572f-012e-1eb0-90b8-d2fea7c02886”
SessionNotOnOrAfter=“2011-02-25T14:15:17Z”>
<saml:AuthnContext>
<saml:AuthnContextClassRef>urn:oasis:names:tc:SAML:2.0:ac:classes:Password
</saml:AuthnContextClassRef>
</saml:AuthnContext>
</saml:AuthnStatement>
<saml:AttributeStatement>
<saml:Attribute Name=“IPTVSubscription”>
<saml:AttributeValue xsi:type=“xs:string”>
Yes
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“IDType”>
<saml:AttributeValue xsi:type=“xs:string”>
PrimaryAccount
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“PrimaryOID”>
<saml:AttributeValue xsi:type=“xs:string”> uuidd1e19ec9-012c-124f-b520-acaf118d16a0
</saml:AttributeValue>
</saml:Attribute>
</saml:AttributeStatement>
</saml:Assertion>
</samlp:Response>

Sample SAML AuthN Assertion – Sub-Account ID AuthN (Primary Account ID not Federated)

<samlp:Response
xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion” xmlns:samlp=“urn:oasis:names:tc:SAML:2.0:protocol” xmlns:xs=“http://www.w3.org/2001/XMLSchema” xmlns:xsi=“http://www.w3.org/2001/XMLSchema-instance”
Destination=“https://sp.sho.com/saml_validate”
ID=“FIMRSP_5d10fdb0-012e-191c-bbca-d2fea7c02886”
InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
IssueInstant=“2011-02-25T13:45:18Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<samlp:Status>
<samlp:StatusCode Value=“urn:oasis:names:tc:SAML:2.0:status:Success”>
</samlp:StatusCode>
</samlp:Status>
<saml:Assertion ID=“Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886” IssueInstant=“2011-02-25T13:45:17Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” Id=“uuid5d10fd57-012e-1845-983f-d2fea7c02886”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
</ds:CanonicalizationMethod>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”>
</ds:SignatureMethod>
<ds:Reference URI=“#Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886”>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”>
</ds:Transform>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
<xc14n:InclusiveNamespaces xmlns:xc14n=“http://www.w3.org/2001/10/xml-exc-c14n#” PrefixList=“xsi xs saml”>
</xc14n:InclusiveNamespaces>
</ds:Transform>
</ds:Transforms>
<ds:DigestMethod algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”>
</ds:DigestMethod>
<ds:DigestValue>
8I48S2L+aSXBVGyW3os3cYTPKOw=
</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue>
PmA/q6rol05QXyctiNQOCxXLNCC…
</ds:SignatureValue>
<ds:KeyInfo>
<ds:X509Data>
<ds:X509Certificate>
MIIFGzCCBAOgAwIBAgIQ…

</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
<saml:Subject>
<saml:NameID Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent”
NameQualifier=“https://loginprodx.att.net/FIM/sps/ATTsho/saml20”
SPNameQualifier=“http://www.sho.com”> uuid5d10572f-012e-1eb0-90b8-d2fea7c02886
</saml:NameID>
<saml:SubjectConfirmation Method=“urn:oasis:names:tc:SAML:2.0:cm:bearer”>
<saml:SubjectConfirmationData InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
NotOnOrAfter=“2011-02-25T13:46:17Z” Recipient=“https://sp.sho.com/saml_validate”>
</saml:SubjectConfirmationData>
</saml:SubjectConfirmation>
</saml:Subject>
<saml:Conditions NotBefore=“2011-02-25T13:44:17Z” NotOnOrAfter=“2011-02-25T13:46:17Z”>
<saml:AudienceRestriction>
<saml:Audience>http://sp.sho.com</saml:Audience>
</saml:AudienceRestriction>
</saml:Conditions>
<saml:AuthnStatement
AuthnInstant=“2011-02-25T13:45:17Z”
SessionIndex=“uuid5d10572f-012e-1eb0-90b8-d2fea7c02886”
SessionNotOnOrAfter=“2011-02-25T14:15:17Z”>
<saml:AuthnContext>
<saml:AuthnContextClassRef>urn:oasis:names:tc:SAML:2.0:ac:classes:Password
</saml:AuthnContextClassRef>
</saml:AuthnContext>
</saml:AuthnStatement>
<saml:AttributeStatement>
<saml:Attribute Name=“IPTVSubscription”>
<saml:AttributeValue xsi:type=“xs:string”>
Yes
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“IDType”>
<saml:AttributeValue xsi:type=“xs:string”>
SubAccount
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“PrimaryOID”>
<saml:AttributeValue xsi:type=“xs:string”>
TG_NOT_FOUND
</saml:AttributeValue>
</saml:Attribute>
</saml:AttributeStatement>
</saml:Assertion>
</samlp:Response>

Sample SAML AuthN Assertion – Sub-Account ID AuthN (Previously Federated Primary Account ID)

<samlp:Response
xmlns:saml=“urn:oasis:names:tc:SAML:2.0:assertion“ xmlns:samlp=“urn:oasis:names:tc:SAML:2.0:protocol“ xmlns:xs=“http://www.w3.org/2001/XMLSchema“ xmlns:xsi=“http://www.w3.org/2001/XMLSchema-instance”
Destination=“https://sp.sho.com/saml_validate”
ID=“FIMRSP_5d10fdb0-012e-191c-bbca-d2fea7c02886”
InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
IssueInstant=“2011-02-25T13:45:18Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<samlp:Status>
<samlp:StatusCode Value=“urn:oasis:names:tc:SAML:2.0:status:Success”>
</samlp:StatusCode>
</samlp:Status>
<saml:Assertion ID=“Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886” IssueInstant=“2011-02-25T13:45:17Z” Version=“2.0”>
<saml:Issuer Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:entity”> https://loginprodx.att.net/FIM/sps/ATTsho/saml20
</saml:Issuer>
<ds:Signature xmlns:ds=“http://www.w3.org/2000/09/xmldsig#” Id=“uuid5d10fd57-012e-1845-983f-d2fea7c02886”>
<ds:SignedInfo>
<ds:CanonicalizationMethod Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
</ds:CanonicalizationMethod>
<ds:SignatureMethod Algorithm=“http://www.w3.org/2000/09/xmldsig#rsa-sha1”>
</ds:SignatureMethod>
<ds:Reference URI=“#Assertion-uuid5d10fd56-012e-1732-964d-d2fea7c02886”>
<ds:Transforms>
<ds:Transform Algorithm=“http://www.w3.org/2000/09/xmldsig#enveloped-signature”>
</ds:Transform>
<ds:Transform Algorithm=“http://www.w3.org/2001/10/xml-exc-c14n#”>
<xc14n:InclusiveNamespaces xmlns:xc14n=“http://www.w3.org/2001/10/xml-exc-c14n#” PrefixList=“xsi xs saml”>
</xc14n:InclusiveNamespaces>
</ds:Transform>
</ds:Transforms>
<ds:DigestMethod algorithm=“http://www.w3.org/2000/09/xmldsig#sha1”>
</ds:DigestMethod>
<ds:DigestValue>
8I48S2L+aSXBVGyW3os3cYTPKOw=
</ds:DigestValue>
</ds:Reference>
</ds:SignedInfo>
<ds:SignatureValue>
PmA/q6rol05QXyctiNQOCxXLNCC…
</ds:SignatureValue>
<ds:KeyInfo>
<ds:X509Data>
<ds:X509Certificate>
MIIFGzCCBAOgAwIBAgIQ…

</ds:X509Certificate>
</ds:X509Data>
</ds:KeyInfo>
</ds:Signature>
<saml:Subject>
<saml:NameID Format=“urn:oasis:names:tc:SAML:2.0:nameid-format:persistent”
NameQualifier=“https://loginprodx.att.net/FIM/sps/ATTsho/saml20”
SPNameQualifier=“http://www.sho.com”> uuid5d10572f-012e-1eb0-90b8-d2fea7c02886
</saml:NameID>
<saml:SubjectConfirmation Method=“urn:oasis:names:tc:SAML:2.0:cm:bearer”>
<saml:SubjectConfirmationData InResponseTo=“9ea1107b-64c4-4882-812d-c78370616373”
NotOnOrAfter=“2011-02-25T13:46:17Z” Recipient=“https://sp.sho.com/saml_validate”>
</saml:SubjectConfirmationData>
</saml:SubjectConfirmation>
</saml:Subject>
<saml:Conditions NotBefore=“2011-02-25T13:44:17Z” NotOnOrAfter=“2011-02-25T13:46:17Z”>
<saml:AudienceRestriction>
<saml:Audience>http://sp.sho.com</saml:Audience>
</saml:AudienceRestriction>
</saml:Conditions>
<saml:AuthnStatement
AuthnInstant=“2011-02-25T13:45:17Z”
SessionIndex=“uuid5d10572f-012e-1eb0-90b8-d2fea7c02886”
SessionNotOnOrAfter=“2011-02-25T14:15:17Z”>
<saml:AuthnContext>
<saml:AuthnContextClassRef>urn:oasis:names:tc:SAML:2.0:ac:classes:Password
</saml:AuthnContextClassRef>
</saml:AuthnContext>
</saml:AuthnStatement>
<saml:AttributeStatement>
<saml:Attribute Name=“IPTVSubscription”>
<saml:AttributeValue xsi:type=“xs:string”>
Yes
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“IDType”>
<saml:AttributeValue xsi:type=“xs:string”>
SubAccount
</saml:AttributeValue>
</saml:Attribute>
<saml:Attribute Name=“PrimaryOID”>
<saml:AttributeValue xsi:type=“xs:string”> uuidd1e19ec9-012c-124f-b520-acaf118d16a0
</saml:AttributeValue>
</saml:Attribute>
</saml:AttributeStatement>
</saml:Assertion>
</samlp:Response>

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 8

Terms of Service

This Exhibit 8 (Terms of Service), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 8 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

AT&T High Speed Internet Terms of Service / att.net Terms of Use

This Terms of Service & Terms of Use (“Agreement”) along with the AT&T Acceptable Use Policy, the AT&T privacy policy, and the other documents incorporated by reference herein, set forth your obligations, AT&T’s obligations, and the rules you must follow when using the att.net portal and/or e-mail (“Site”) and/or AT&T U-verse High Speed Internet, AT&T U-verse High Speed Internet Business Edition, AT&T High Speed Internet, AT&T High Speed Internet Business Edition, AT&T High Speed Internet Direct, AT&T High Speed Internet Business Edition Direct, AT&T Dial, FastAccess DSL, FastAccess Business DSL, FastAccess Business DSL Direct, Wireless Broadband provided by BellSouth Entertainment, LLC, BellSouth® Dial Internet Service (“Service(s)”).

PLEASE READ THIS AGREEMENT CAREFULLY. This is a binding agreement between you (the Member Account holder) and the AT&T entity that provides the Service and/or Site[1]. Your registration, payment for, or use of the Site and/or Service constitutes your agreement to be bound by the charges, terms, and conditions set forth in this Agreement, including those incorporated by reference herein.

IMPORTANT: THIS AGREEMENT AFFECTS YOUR LEGAL RIGHTS. PARAGRAPH 12 REQUIRES ARBITRATION ON AN INDIVIDUAL BASIS TO RESOLVE DISPUTES, RATHER THAN JURY TRIALS OR CLASS ACTIONS. PARAGRAPH 17 LIMITS AT&T’S LIABILITY. ARBITRATION TERMS FOR BUSINESS CUSTOMERS ARE SET FORTH ON SCHEDULE 1. PLEASE READ THEM CAREFULLY.

This Agreement is based on four general principles. First, AT&T supports our customers’ right to free expression. Second, AT&T will give our customers clear notice of any meaningful limitations on the Services. Third, AT&T will give our customers clear information about the experience they can expect when using the Services. Fourth, AT&T will provide consumer high speed Internet access service in discrete, non-overlapping speed tiers.

1.	Changes to this Agreement

From time to time, we may change this Agreement. We will provide you with notice of material changes via either your Member Account e-mail address or any other email address you provide, posting online at http://www.att.com/internet-terms, recorded announcement, bill message, bill insert, newspaper ad, postcard, letter, or call to your billed telephone number or U.S. mail. It is your responsibility to check for any such notices. Your continued subscription to the Service after the effective date of the change constitutes your acceptance of such changes.

2.	AT&T High Speed Internet Service

a.   Service Description. AT&T High Speed Internet Service (referred to as “the Service”) is composed of narrowband or broadband access to Internet, and offers you a capability for acquiring or retrieving information from; generating, storing, transforming, processing, or utilizing information on; or making available information to other Internet end points connected directly or indirectly to AT&T’s network. Because the Internet consists of multiple interconnected networks and most Internet end points (e.g., websites and other content providers) are not directly connected to AT&T’s network, AT&T must connect to and exchange traffic with other networks to provide its subscribers the capability of uploading data to or downloading data from Internet end points that are connected to those networks. To that end, AT&T has entered into commercially negotiated agreements to exchange traffic with such networks on mutually agreeable terms. Consistent with its longstanding practice, AT&T does not warrant that it will establish or expand the connections between its network and other networks except on such mutually agreeable terms. To the extent AT&T is unable to reach agreement on terms of interconnection or network expansion with these other networks it could affect your service These impacts on your service performance are described in more detail in AT&T’s Open

CONFIDENTIAL TREATMENT REQUESTED

b.   Internet notice. AT&T therefore makes no promise express or implied that you will be able to upload data to or download data from Internet end points connected to other networks at any particular speed.

Like the other networks that make up the Internet, AT&T’s is a shared network, which means that the transmission links and other network resources used to provide the Service are shared among AT&T’s subscribers. AT&T manages this network for the benefit of all users based on a variety of factors, and our technical expertise.

c.   Speed, Service Capability Speed Ranges, and Conditions that May Impact Service Performance. AT&T offers many broadband service options, each of which has a different service capability speed range. The term speed is commonly used as a shorthand way to describe the capacity at which a particular broadband internet access service can transmit data. This capacity is typically measured in the number of kilobits, megabits or gigabits that can be transmitted in one second (Kbps, Mbps or Gbps). Some applications like a short email without attachments or basic web browsing do not require high service capability speeds to function optimally, while other activities like transferring large data files can be performed faster with higher-speed services. Your service capability speed may not be suitable for some applications, particularly those involving real-time or near real-time, high-bandwidth uses such as streaming video or video conferencing.

The current speed ranges AT&T offers may be found at http://att.com/speedtiers, which identifies the downstream and upstream rates at which your line transfers internet access data between the network interface device at your home, office or apartment building to the point you connect to AT&T’s network. Our wired broadband Internet access customers should expect to see service capability speeds within the speed tier of their service plan. For example, a customer with AT&T’s High Speed Internet Elite Service should expect service capability download speeds between 3.1Mbps and 6.0 Mbps between the network interface device at your premises and the point you connect to AT&T’s network. The high-end of this range represents expected maximum speed capabilities. For more information about how AT&T helps transmit your information to points on the Internet, how AT&T manages the network, broadband options, including different service capability and expected and actual speed ranges, device attachment rules, activities which may impair or degrade your internet experience and for additional information regarding network practices with respect to data usage caps related to AT&T Broadband Internet access services, please visit att.com/broadbandinfo.

Because service performance varies on an end-to-end basis, AT&T’s service capability speeds are limited to, and measured between, your location and a point on AT&T’s network, which constitutes only one segment of the end to end transmission path connecting the end user to Internet websites or content providers. End-to- end performance of your Service depends on a variety of factors, including (but not limited to): the number of subscribers simultaneously using the network; customer location; destination and traffic on the Internet; Wi-Fi connectivity; interference with high frequency spectrum on your telephone line; wiring inside your premises, office or apartment; the capacity or performance of your devices or modem; the server with which you are communicating; internal network management factors (including Overhead, which refers to the various control and signaling data required to achieve the reliable transmission of Internet access data); and the networks you and others are using when communicating. In addition, your use of other AT&T services (such as U-verse video, voice, Unified Messaging and other services) that share the capacity of your broadband connection with the Service may impact the amount of capacity available for your use of the Service at that particular time and thus affect the performance of the Service. Consequently, AT&T does not guarantee the performance of your service on an end-to-end basis.

d.   IP Addresses. AT&T High Speed Internet and AT&T U-verse High Speed Internet Services are provided with a dynamic Internet Protocol (“IP”) address, a static IP address, multiple static IP address service (as applicable), or a privately managed IP address utilizing CGN (Carrier Gateway NAT) technology, at AT&T’s sole discretion. Static IP addresses are not available with all speeds. The dynamic IP address is a single Internet address intended for use with a single Member Account and any associated Sub Accounts. The static IP address or multiple static IP address is intended for use with a single computer or a network of computer/servers. You may not use the Service in a manner that is inconsistent with these intended uses. AT&T High Speed Internet services will support both IPV6 and IPV4 Internet addresses; however, to reach IPv6-exclusive Internet content, some of your equipment may require upgrades or replacement. AT&T Dial service will support web sites that utilize IPV4, but it will not support IPV6-only web sites. For more information about IPv6 and how it affects you, visit att.com/ipv6.

e.   Availability. The Service is not available in all areas, and may not be available at certain speeds (or at all) at your location, even if our initial testing indicated that your line qualified for a particular speed or Service.

f.   Service/Site Changes. AT&T reserves the right to modify or discontinue the Service or Site (including rates and charges), temporarily or permanently. If AT&T makes a change that would have a material impact on your Service, AT&T will give you notice. The terms and conditions for temporary changes, if any, will be included in the notice and incorporated by reference into this Agreement at: www.att.com/temporaryterms. Your continued subscription to the Service after the effective date of the change constitutes your acceptance of the changes and the associated terms and conditions. In lieu of notice and website posting, AT&T may instead, at its sole discretion, require customers to enter into an agreement with AT&T regarding temporary material changes.

g.   Conversion from DSL to U-verse High Speed Internet. When AT&T is able to provision U-verse High Speed Internet Service at your location, we may, in our discretion, discontinue your DSL service and make available to you AT&T U-verse High Speed Internet at the then applicable U-verse rates, terms and conditions, which may differ from your previous DSL Service rates, terms and conditions (including Bundle Discounts). If you are on a Term Plan and your price will increase as a result of this conversion, you will not have to pay any applicable early termination fee (“ETF”) if you elect to cancel DSL Service.

Your new AT&;T U-verse High Speed Internet will require different customer premises equipment (“CPE”). When you are selected for conversion, we will provide at least thirty days notice of the discontinuation or suspension of your service via e-mail, direct mail, bill page message, or bill insert. Thirty days after such notice, we may at our sole discretion, either disconnect your service, or temporarily suspend your service for up to fifteen days.

h.   Data Usage. For more information about the use of your residential High Speed Internet Service and the data plans that may apply to your service, how much data you use, and management of your data usage, please refer to www.att.com/internet-usage.

i.   Wi-Fi Hot Spots (For HSIA). AT&T Wi-Fi Hot Spots may be available to you as part of the Service, and the AT&T Wi-Fi Hot Spots will provide you with access to the Internet via certain AT&T high-speed Internet access points (Locations). Primarily, this access is provided via a Wi-Fi network using an IEEE 802.11 standard. To access the Wi-Fi Hot Spots, you must have a device that is compatible with the specific Wi-Fi equipment deployed at a Location. Access to the Hot Spots is intended for the limited purposes of assisting with access to the public Internet for e-mail and web browsing or other purposes consistent with the AT&T Wi-Fi Terms of Service, which may be found at http://www.att.com/shop/legalterms.html?toskey=wiFiServices. In order to gain access to the Internet at a Location, You may need your U-verse Member account information including your Member ID. If you are also an AT&T Mobility customer, You may auto-authenticate at certain Locations without the use of your U-verse Member ID. The AT&T Wi-Fi Terms of Service will govern your use of AT&T Wi-Fi Hot Spots.

j.   Business Customers. Additional terms and conditions for business customers are set forth in Schedule 1 attached hereto.

3.	Registration and Membership

When you complete the registration process for the Site or the Service, you become the “Member Account” holder. You must be 18 years or older to be a Member Account holder. You will be asked to choose a unique “Member ID” for your account. Customers of the Service may also create up to ten “Sub Accounts” (each of which will have a separate password and Member ID). Each Sub Account will also be required to accept this Agreement and complete the Sub Account registration. The Member Account holder is responsible for all activity associated with the Member Account and any of its Sub Accounts, including all fees and charges, whether the charges are incurred by the Member Account or the Sub Accounts. Use of an AT&T Access ID subjects you to the AT&T Access ID Terms and Conditions (available at www.att.com/accessidterms), which are incorporated herein by reference.

All information that you provide to AT&T must be accurate, including your name, address, credit or charge card numbers and expiration dates, and any payment information (“Registration Data”). You are responsible for keeping such information up-to-date and must provide changes promptly to the AT&T Member Center by going to [Insert Appropriate Link]

4.	Pricing

a.   Term Plans, Bundle Discounts. When you purchased the Service, you agreed to specific price and plan, which may have included a term of one, two, or three years (“Term Plan”). Similarly, some plans may offer a discount on the Service if you sign up for other AT&T services (“Bundle Discount”). You agree to maintain your Service and the bundled services for the applicable term. If you signed up for a Term Plan or a Bundle Discount, the price available with those plans is valid until one of the following occurs, at which time your price may revert to the then-existing price for your Service: (1) the term expires; (2) you move from your current Service address to another Service address; or (3) you drop one of the AT&T services you were required to purchase to receive the special rate.

b.   Dial-up Access Options and Toll Charges. AT&T will provide telephone numbers to connect to or register for the Service. Depending on location, local access numbers for dial-up Internet access may not be available in your area. Even access numbers in your area code may result in toll, usage, or long distance charges. Please check with your local phone company to determine whether additional charges apply. You are responsible for selecting the best number for you and for all telephone fees and charges associated with the use of the telephone number you select. In no event will AT&T be responsible for any telephone fees or charges incurred as a result of the telephone number you select. Use of the Service (or portions thereof) and of specific telephone numbers is subject to change or interruption at the telecommunication company’s or at AT&T’s discretion.

CONFIDENTIAL TREATMENT REQUESTED

5.	Termination or Cancellation of Service

a.   Cancellation of Service by Customer. When you purchased the Service, you agreed to a specific price and plan, which may have included a term. You agree that if you cancel your plan before the end of the term, you will pay the early termination fee associated with that Term Plan. At the conclusion of your term or if you did not sign up for a Term Plan, the term for your Service will be month-to-month. When you cancel your Service, your account ID e-mail address will remain active, as will all e-mail subaccounts you have created. The e-mail accounts may be accessed from the att.net website.

b.   Suspension/Termination by AT&T. AT&T respects freedom of expression and believes it is a foundation of our free society to express differing points of view. AT&T will not terminate, disconnect or suspend Service because of the views you or we express on public policy matters, political issues or political campaigns. AT&T may, however, immediately terminate or suspend your Member Account and Sub Accounts, and all or a portion of your Service without notice if: (a) you provide false or inaccurate information to AT&T; (b) you (or a Sub Account associated with your Member ID) violate this Agreement or the AT&T Acceptable Use Policy; (c) you (or a Sub Account associated with your Member ID) engage in conduct that is a violation of any law, regulation or tariff (including, without limitation, copyright and intellectual property laws); or (d) if you engage in conduct that is threatening, abusive or harassing to AT&T, employees or any of their vendor’s employees or representatives, including, for example, making threats to physically harm or damage employee or company property; frequent use of profane or vulgar language; or repeatedly contacting our customer service representatives for reasons that do not pertain to our provisioning, maintenance, repair or general servicing of your Service after you have been asked to stop such conduct. You may also be subject to suspension or termination pursuant to Section 6 herein entitled “Payment”.

If we terminate or suspend your Service, your license to use any software provided in connection with the Service is also terminated or suspended (as applicable). If your Service is terminated, AT&T has the right to immediately delete all data, files, and other information stored in or for your account without further notice to you. You must pay all charges for the Service through the date of termination. Should you wish to resume Service after any suspension, a restoral of service fee may apply.

This fee is in addition to all past due charges and other fees.

c.   Termination of Voice Service. If you change or terminate your AT&T local wireline voice service, we may in our discretion either terminate your AT&T High Speed Internet Service or continue to provide it at the then-current rates, terms and conditions applicable for AT&T High Speed Internet Direct, our broadband service without voice. You agree to pay any new or higher monthly fees that may apply to your new AT&T High Speed Internet Direct Service after termination of the wireline voice service. If AT&T elects to terminate your AT&T High Speed Internet Service, we reserve the right to charge any applicable early termination fees.

d.   Termination of Dial Service. Monthly recurring charges for Dial service are not prorated. If you disconnect, cancel, move to another price plan or are suspended by AT&T prior to month end, you will be charged for the entire month of Service. If you upgrade your AT&T Dial service to an AT&T High Speed Internet Service your Dial charges will be prorated.

6.	Payment

Service customers agree to pay: (1) the monthly fee specified when you ordered your Service; (2) the charge for all equipment required for your Service; (3) activation fees, connection and/or installation charges, if any; (4) late fees, restoral of Service fees and other applicable Service charges; and (4) any applicable taxes, recovery fees and surcharges which AT&T pays to municipalities and other governmental entities and may pass on to you.

a.   Credit Check / Advance Payments & Deposits. Service customers give us permission to obtain their credit information from consumer credit reporting agencies at any time. If we determine that you may be a credit risk due to: (1) unsatisfactory credit rating; (2) insufficient credit history; (3) fraudulent or abusive use of any AT&T services within the last five years; or (4) late payments for current or prior bills, we may refuse to provide the Services or we may require an advance payment, a non-refundable payment, and/or deposit. Interest will not be paid on advance payments or deposits unless required by law. We may require special payment terms such as additional advance payments or deposits if we determine that the initial payment was inadequate. We may establish limits and restrict Service or features as we deem appropriate. If your account balance goes beyond the limit we set for you, we may immediately interrupt or suspend Service until your balance is brought below the limit. Any charges you incur in excess of your limit become immediately due. Upon determination solely by AT&T of satisfactory payment history or as required by law, AT&T may begin refunding of deposits through bill credits, cash payments, or as otherwise determined solely by AT&T.

b.   Billing. For customers who choose to self-install the Service, billing will begin when Service is provisioned by AT&T, whether or not customer has installed and begun to use the Service. For customers who choose to have a technician install the Service, billing will begin when the installation

CONFIDENTIAL TREATMENT REQUESTED

c.   is complete, unless the customer initially selects to self-install, and subsequently asks for a technician installation.

d.   Method of Payment. Your monthly charges may be billed via a monthly AT&T bill or to a credit card. Credit card billing is not available for AT&T High Speed Internet Direct. AT&T U-verse High Speed Internet customers will automatically receive an online bill (see below), unless you specifically notify us that you want to receive a paper bill by calling the following number: Consumer 1-800-ATT-2020; Business: 1-800-321-2000.

e.   Credit Card Billing. You may be asked to provide us with a credit card number from a card issuer that we accept in order to activate your Service. You hereby authorize AT&T to charge and/or place a hold on your credit card with respect to any unpaid charges for Services or any related equipment. You authorize the issuer of the credit card to pay any amounts described herein without requiring a signed receipt, and you agree that this Agreement shall be accepted as authorization to the issuer of the credit card to pay any amounts described herein without requiring a signed receipt, and you agree that this Agreement shall be accepted as authorization to the issuer of the credit card to pay all such amounts. You authorize AT&T and/or any other company who bills products or services, or acts as billing agent for AT&T to continue to attempt to charge and/or place holds with respect to all sums described herein, or any portion thereof, to your credit card until such amounts are paid in full. You agree to provide AT&T with updated credit card information upon AT&T’s request and any time the information you previously provided is no longer valid. You acknowledge and agree that neither AT&T nor any AT&T affiliated company will have any liability whatsoever for any non-sufficient funds or other charges incurred by you as a result of such attempts to charge, and/or place holds on, your credit card. If you mistakenly provide a debit card number, instead of a credit card number, you authorize all charges described herein to be applied to such debit card unless and until you provide a credit card number. In the event you are enrolled, or later enroll, in an automatic payment or electronic funds transfer plan, you agree that all sums described herein may be charged, at AT&T’s option, to the account number provided for such automatic payment or electronic funds transfer plan. When payment is made by credit card or debit card, payment will also be subject to the terms and conditions established by the credit or debit card issuer. If charges cannot be processed through your credit card, or if your bank draft or electronic funds transfer is returned for insufficient funds, we will charge you an additional $15.00. If the state law where you receive the Service requires a different fee, we will charge you that amount.

f.   Online Billing for AT&T U-verse High Speed Internet Members. You must register online to establish a personal AT&T My U-verse Account and provide a billing email address. You will then be able to view and pay your bill online by logging on to your personal AT&T My U-verse Account (username and password required).

You understand that you have sole responsibility for the security of your password and you are solely responsible for notifying AT&T if your password is lost or stolen. AT&T is not liable for any claims, costs, damages, or expenses arising from a lost misplaced, or stolen password. If you have forgotten your password or want to change your password for any reason, you may request to reset your password online. It is your responsibility to notify AT&T immediately if your contact information changes.

g.   Late Payment & Failure to Pay. If you choose to have the charges for your Service added to your AT&T bill, and, if AT&T does not receive your payment before the next billing date, you shall pay to AT&T a late payment charge and/or an interest charge allowed by applicable law, on all charges due and unpaid. Acceptance of late or partial payments (even if marked “Paid in Full”) shall not waive any of AT&T rights to collect the full amount due. Notice of any disputes must be in writing and received by us within 30 days after you received your bill or you will waive any objection. AT&T may suspend or terminate Service if your payment is past due. If AT&T suspends your service for non-payment, you must pay all past due amounts in order to have service restored, and you may also, at AT&T’s sole discretion, be required to pay a service restoral fee. In the event you fail to pay AT&T or AT&T is unable to bill charges to your credit card, AT&T may assign unpaid late balances to a collection agency. You expressly authorize, and specifically consent to allowing, AT&T and/or its outside collection agencies, outside counsel, or other agents to contact you in connection with any and all matters relating to unpaid past due charges billed by AT&T to you. You agree that, for attempts to collect unpaid past due charges, such contact may be made to any mailing address, telephone number, cellular phone number, e-mail address, or any other electronic address that you have provided, or may in the future provide, to AT&T.

h.   Returned Checks and other Instruments. If any check, or other instrument is tendered by you and returned unpaid by a financial institution for any reason you will be charged a fee.

i.   Bill Inquiries and Refunds. If you believe you have been billed in error for the Services, please notify us within 60 days of the billing date by contacting Customer Service (Consumer 1-800-288-2020; Business 1-800-321-2000). AT&T will not issue refunds or credits after the expiration of this 60-day period, except where required by law or regulation. Any amounts refunded in the form of bill credits, cash payments or any other form shall be inclusive of all applicable taxes, fees and surcharges that were originally paid on such amounts. Credit amounts, such as customer loyalty rewards, that do not represent a refund of, or a discount to, the price paid for any good or service will not result in the refund of any tax, fee, or surcharge previously paid by the customer.

j.   Refunds. Any amounts refunded in the form of bill credits, cash payments or any other form shall be inclusive of all applicable taxes that were originally paid on such amounts.

CONFIDENTIAL TREATMENT REQUESTED

7.	Equipment & Software

Other than the equipment and/or software provided to you by AT&T for use with the Service, you must provide all equipment, devices and software necessary to receive the Service. Any equipment or software that was not provided to you by AT&T, including batteries, is not the responsibility of AT&T, and AT&T will not provide support, or be responsible for ongoing maintenance of such equipment. Any AT&T-provided modem, router or gateway will be either a new or a fully inspected and tested refurbished unit. Regardless of whether the equipment used to access your Service (modem, gateway, etc.) is owned by you or AT&T, AT&T reserves the right to manage such equipment for the duration of your Service, and retains exclusive rights to data generated by the equipment. Neither you nor a third party may change, interfere with, or block access to equipment data or settings.

AT&T will repair or replace damaged equipment as AT&T deems necessary. You understand that repair or replacement of equipment may delete stored content, reset personal settings or otherwise alter the functionality of your equipment. If you own the equipment or the equipment is damaged due to your intentional acts or negligence as determined by AT&T, you will be responsible for the price of repair or replacement.

a.   Additional Equipment Information for AT&T U-verse High Speed Internet Customers. AT&T will make available to you certain equipment (which may include a modem/gateway located inside your premises, or Optical Network Terminal (“ONT”) which is a box that may be located inside your premises, on the outside of your premises, a central location in a multi-tenant building, or in your garage, where AT&T’s fiber network terminates or an Intelligent Network Interface Device (“iNID”) (which provide your services if you do not have a gateway), all of which is herein collectively referred to as “U-verse Equipment”), required for your Service. If you have not purchased U-verse Equipment from AT&T or if previously purchased U-verse Equipment is beyond the one (1) year warranty period (from date of installation) and requires replacement, then you agree to pay a monthly equipment fee for the U-verse Equipment, as part of your purchase of or continued use of the Service and/or other U-verse services. Equipment fee/Purchase options depend on the AT&T U-verse services you order and the installation options you choose.

The U-verse Equipment requires electrical power from your premises to operate, which you are responsible for providing. If there is a gateway at your premises, AT&T will not provide an initial gateway battery backup unit or an initial backup battery. For Consumer Dial customers only, if there is an ONT located on the outside of your premises and you are the first customer at the premises to order AT&T services, AT&T will install an initial ONT power supply unit and provide an initial backup battery for the ONT power supply box. For all other Consumer and Business customers, if there is an ONT anywhere on your premises, a battery backup will not be provided by AT&T. Any backup battery solution other than that stated herein is your responsibility. You may choose to purchase battery backup for your Equipment from third party manufacturers or retailers. For more information and minimum specifications visit att.com/batterybackup.

You hereby agree to be solely responsible for determining when backup batteries for any U-verse Equipment require replacement and for replacing and recycling used batteries. You agree to read and follow all manufacturer or vendor directions for the replacement and recycling of backup batteries. For more information and minimum specifications visit att.com/batterybackup.

Note that U-verse Equipment without battery backup will not function in the event of a loss of customer supplied power. This will disrupt the U-verse Service as well as any additional services that use the U-verse connection for transport (e.g. Voice over IP including e911). AT&T will have no liability for loss of any service(s) in the event of interruption of customer supplied power, with or without battery backup present in the AT&T equipment.

Tampering with the U-verse Equipment, or attempting to connect the equipment to other hardware, will be treated as damage due to your intentional acts or negligence. You agree that you will use the equipment only for its intended use, and not for any other purpose (such as on another AT&T network, or on another provider’s (non-AT&T) network).

You agree to notify AT&T immediately, in writing or by calling the AT&T customer support line, if the U-verse Equipment is stolen or if you become aware at any time that Services are being stolen or fraudulently used. When you call or write, you must provide a detailed description of the circumstances of the theft, including documentation of theft or fraudulent use of the U-verse Equipment or Services (such as a copy of a police report). You will be responsible for all charges incurred until you report the theft or fraudulent use. You will also be responsible for stolen U-verse Equipment not owned by you, however, AT&T may in its sole discretion waive or reduce charges upon submission of documentation of theft or other circumstances. Failure to provide notice to AT&T of theft in a timely manner may result in the termination of your Services and additional charges to you. Unless notified otherwise by AT&T, after you report the theft or fraudulent use of the Services, you will remain responsible for paying your monthly fees for Services not stolen or fraudulently used.

Return of equipment: if your U-verse service is provided by an iNID, you must return the TV receivers. You should not return the iNID home networking hub, (Model# j38HG) or the ONT. All other unowned U-verse equipment must be returned to AT&T undamaged, within twenty one (21) calendar days after the Service is terminated. If equipment is not returned within twenty one (21)

CONFIDENTIAL TREATMENT REQUESTED

calendar days, or is returned damaged, you will be charged for the value of the U-verse Equipment. We may retain any advance payment or deposit, or portion thereof that previously had not been refunded, if you fail to return the U-verse Equipment within this time period. If all U-verse Equipment is returned within six (6) months of termination, any fees charged for such U-verse Equipment will be refunded (other than fees for damages). No refunds will be made for U-verse Equipment returned after six (6) months from termination. The return of equipment provisions also apply if your existing equipment is replaced or upgraded for any reason.

8.	Account Security

You will receive a password associated with your Member ID upon completing the Site/Service registration process. You agree to keep confidential all passwords, IP addresses, and computer names and are solely responsible for any liability or damages resulting from your failure to maintain that confidentiality. You are also solely and fully responsible and liable for all activities that occur under your password, Member ID or IP address. You agree to do all of the following:

(a) immediately notify AT&T if you suspect any breach of security such as loss, theft, Public Use or unauthorized disclosure or use of your Member Account or Sub Account, password, Member ID, or any credit or charge card number provided to AT&T by calling:

1-866-722-3425 for AT&T Dial subscribers, 1-877-722-3755 for AT&T High Speed Internet subscribers, and AT&T High Speed Internet Direct (Business and Consumer),

1-800-ATT-2020 for AT&T U-verse High Speed Internet consumer subscribers,

1-800-321-2000 for AT&T U-verse High Speed Internet Business Edition, AT&T High Speed Internet Business Edition, AT&T High Speed Internet Business Edition Direct,

1-888-321-2375 for FastAccess Business DSL and FastAccess Business DSL Direct subscribers, FastAccess DSL, and BellSouth Dial Internet subscribers (Business and Consumer).

(b) ensure that you exit from your account at the end of each session; and (c) periodically change your password. There is a risk that other users may attempt to access your computer through the Internet or connected networks. You acknowledge this risk as inherent to the shared nature of the Service and you agree to take full responsibility for taking adequate security precautions and safeguarding your data from loss.

9.	Restrictions on Use

Your use of the Site & Service is subject to the AT&T Acceptable Use Policy (“AUP”) which may be viewed at http://www.att.com/aup/ and is hereby incorporated into these Terms of Service as though fully set forth herein. In accordance with the AUP, AT&T reserves the right to deny, disconnect, modify and/or terminate, without notice, the Member Account or the Service provided by AT&T to any customer whose use of the service violates the AUP. Examples of violations of the AUP include, but are not limited to: (i) unlawful activities, (ii) violation of intellectual property rights, (iii) publication or dissemination of threatening material, (iv) inappropriate interaction with minors, (v) Spam/E-mail/Usenet abuse, (vi) uses which are harmful to or interfere with the use of AT&T’s network or systems, or the network of any other provider, (vii) uses which interfere with the use or enjoyment of the Services received by others, (viii) uses that constitutes a security risk or a violation of privacy. See the AUP for a more detailed discussion of the policy and these examples.

a.   No Resale. The Service is provided for your use only (unless otherwise specifically stated) and you agree not to, whether for a fee or without charge, reproduce, duplicate, copy, sell, transfer, trade, resell, re-provision, redistribute, or rent the Service, your membership in the Service, any portion of the Service, use of the Service, or access to the Service, including, but not limited to, reselling capabilities enabled or used by a specific application (including, without limitation, Voice Over Internet Protocol (VOIP) via wired, wireless or other means. For example, you agree that the Service is not to be used to trunk or facilitate public internet access (“Hotspots”) or any other public use of the Service, or for any high volume purpose. All aspects of the Service and Site, including that portion provided by third party providers, is copyrighted and property of either AT&T or its third party providers.

b.   Copyright Infringement & Digital Millennium Copyright Act. You are prohibited from infringing, publishing, submitting, copying, uploading, downloading, posting, transmitting, reproducing, or distributing software, video or audio content, or any other material that is protected by copyright, trademark, patent, trade secret, any other type of intellectual property rights, trademark laws (by rights of privacy or publicity) or other proprietary right of any party unless you own or control the rights thereto or have received all necessary consent to do the same. This prohibition includes the use of any material or information including images or photographs that are made available through the Site or Service(s). AT&T and its providers assume no responsibility, and you assume all risks, regarding the determination of whether material is in the public domain, or may otherwise be used by you for such purposes.

AT&T respects the intellectual property rights of others. If you believe that your work has been copied and has been posted, stored or transmitted to the Site in a way that constitutes copyright infringement, please submit a notification pursuant to the Digital Millennium Copyright Act (“DMCA”) by providing AT&T’s Copyright Agent the following written information: (a) an

CONFIDENTIAL TREATMENT REQUESTED

electronic or physical signature of the person authorized to act on behalf of the owner of the copyright interest; (b) a description of the copyrighted work that you claim has been infringed upon; (c) a specific description of where the material that you claim is infringing is located on the Site; (d) your address, telephone number, and e-mail address; (e) a statement by you that you have a good-faith belief that the disputed use is not authorized by the copyright owner, its agent, or the law; (f) a statement by you, made under penalty of perjury, that the above information in your notice is accurate and that you are the copyright owner or authorized to act on the copyright owner’s behalf.

AT&T’s Copyright Agent for notice of claims of copyright infringement on the Site can be reached as follows:

Manager of Security & Copyright Infringement 1800 Perimeter Park Drive, Suite 100 Morrisville, NC 27560 Phone: (919) 319-5737 Fax: (919) 319-8154 E-mail: copyright@att.com

For more information about AT&T’s copyright protection practices under the DMCA and for information on how to contact AT&T’s DMCA agent, please refer to www.att.net/legal/copyright.

c.   Use by Children. AT&T is concerned about the safety and privacy of all its users, particularly children. For this reason, children under the age of 13 will not be permitted to access the Site or Service unless added as a Sub Account by a Member Account holder who is their legal guardian. You understand that by adding a child to your Member Account, you are giving your child access to features that are available as part of the Site or Service (including email, message boards, clubs, and instant messages) and the Internet. Please remember that the Service is designed to appeal to a broad audience. It is your responsibility to determine whether the features provided through the Site and Service are appropriate for a minor.

AT&T suggests that you take advantage of the access controls offered with the Service, which allow you, as the Member Account holder, to block access to certain types of web content you may feel are inappropriate for minors. However, AT&T also recommends that you remain diligent in the supervision of any minors in their use of the Service and the Internet. Access controls provided through the Service are intended as a guide only. Neither AT&T nor its licensors can be responsible for any content accessed by you or minors, whether or not you take advantage of the access controls provided through the Service. In addition, neither AT&T nor its licensors guarantee the accuracy of such access controls, and you agree that you will not hold AT&T liable for any loss or damage of any kind incurred as a result of the use of such access controls.

d.   Network Management. AT&T reserves the right to engage in reasonable network management practices, to protect its broadband network from harm, compromised capacity, degradation in network performance or service levels, or uses of the Service which may adversely impact access to or the use of the Service by other customers. Reasonable network management practices that AT&T may adopt include, but are not limited to, the following: (i) a cap on data usage; (ii) a modification of a customer’s serving facility or service technology, and/or (iii) a modification of or a limitation on a customer’s data throughput speed or data consumption.

A very small percentage of customers use the Service in a way which creates harm to the network, compromised capacity, degradation in network performance or service levels, or which may adversely impact access to or the use of the Service by other customers. In the event that AT&T adopts a network management practice which will apply to your Service, we will provide you with a notice, by web posting, bill insert, email, letter and/or other appropriate means, which describes the network management practice, explains how it will work, and explains how it could impact your Service.

10.	Data Management, Content & Links

a.   Data Management. You are responsible for management of your information including but not limited to back-up and restoration of data, erasing data from disk space you control and changing data on or settings for your modem and/or router. AT&T is not responsible for the loss of your data or for the back-up or restoration of your data regardless of whether this data is maintained on our servers or your computer server.

b.   Content. You, and not AT&T, are entirely responsible for all content that you upload, download, post, email, transmit or otherwise make available via the Site and Service (“Content”). AT&T does not generally pre-screen or control Content that is posted by users of the Site, and, therefore, do not guarantee the accuracy, integrity or quality of such Content. AT&T shall have the right (but not the obligation) in its sole discretion to pre-screen, refuse or remove any Content that is available via our Site that is illegal, violates these Terms or the AUP, or exposes AT&T to any risk of claims, lawsuits or liability. As the providers of the Service, we are only a forum and are not liable for any statements, representations, or Content provided by Site users. Any opinions, advice or recommendations expressed therein are those of the users providing such Content and not those of AT&T. We do not endorse any Content or any opinion, recommendation or advice expressed therein. Mobile data charges may apply for any content forwarded from the Site that is subsequently accessed on a mobile device.

AT&T may preserve Content and may also disclose Content if required to do so by law or in the good faith belief that such preservation or disclosure is reasonably necessary to: (a) comply with legal process; (b) enforce this Agreement; (c) respond to claims that any Content violates the rights of third-parties; or (d) protect the rights, property, or personal safety of AT&T, other end users and the public.

c.   Grant of License. AT&T does not claim ownership of Content you submit or make available for inclusion on the Site or Service. However, with respect to Content you submit or make available for inclusion on publicly accessible areas of the Site, you grant AT&T the following world-wide, royalty free and non-exclusive license(s) as applicable:

(i)   With respect to photos, graphics, audio or video you submit or make available for inclusion on any publicly accessible area of the Site, you grant AT&T a license to use, distribute, reproduce, modify, adapt, publicly perform and publicly display such Content on the Site solely for the purpose for which such Content was submitted or made available. This license exists only for as long as you elect to continue to include such Content on the Site and will terminate at the time you remove or AT&T removes such Content from the Site.

(ii)   With respect to Content other than photos, graphics, audio or video you submit or make available for inclusion on publicly accessible areas of the Site, you grant AT&T the perpetual, irrevocable and fully sub-licensable license to use, distribute, reproduce, modify, adapt, publish, translate, publicly perform and publicly display such Content (in whole or in part) and to incorporate such Content into other works in any format or medium now known or later developed.

d.   Links. The Site may include links to other web sites or resources. These links are to websites which AT&T does not control. AT&T and its third party providers who do not control such other web sites or resources are not, therefore, responsible and will not be liable for the availability, content, advertising, products or other materials available on such websites or any damage alleged to have been caused by or in connection with the use of content available on such websites.

e.   Third Party Content. Content contained in sponsor advertisements or information presented to you through the Site or advertisers is protected by copyrights, trademarks, service marks, patents or other proprietary rights and laws. Except as expressly authorized by AT&T or advertisers, you agree not to copy, modify, rent, lease, loan, sell, distribute or create derivative works based on the Site, Service or the Software in whole or in part.

f.   DNS Language Assist. If you enter an incomplete or inaccurate web address, instead of providing only an error message, AT&T will automatically search for similar or related terms and present you with suggested sites you may want to reach. AT&T and our partners do not retain this information, nor do we your retain information for any other purpose. If you prefer to opt out of this service, you may do so by visiting http://www.att.com/cmpchoice from your desktop or from your mobile web browser.

11.	Privacy Policy

Your use of the Service and registration data and certain other information about you, are subject to the AT&T privacy policy. This policy is available at: [Insert Appropriate Link]

All U-verse® with AT&T GigaPowerSM Internet traffic is scanned to identify originating IP addresses to apply service features and pricing specific to your plan and to restrict use of web browsing information to customers who have chosen to participate in the AT&T Internet Preferences program. AT&T may collect and use web browsing information for other purposes, as described in our Privacy Policy, even if you do not participate in the Internet Preferences program. For more information, go to AT&T Internet Preferences FAQs at www.att.com/InternetPreferences.

12.	DISPUTE RESOLUTION WITH AT&T BY BINDING ARBITRATION

PLEASE READ THIS CAREFULLY. IT AFFECTS YOUR RIGHTS.

Consumer Customers: See Arbitration sections below. Business Customers: See Schedule 1.

Most customer concerns can be resolved quickly and to the customer’s satisfaction by calling our customer service department at 1-800-288-2020. In the unlikely event that AT&T’s customer service department is unable to resolve a complaint you may have to your satisfaction (or if AT&T has not been able to resolve a dispute it has with you after attempting to do so informally), we each agree to resolve those disputes through binding arbitration or small claims court instead of in courts of general jurisdiction. Arbitration is more informal than a lawsuit in court. Arbitration uses a neutral arbitrator instead of a judge or jury, allows for more limited discovery than in court, and is subject to very limited review by courts. Arbitrators can award the same damages and relief that a court can award. Any arbitration under this Agreement will take place on an individual basis; class arbitrations and class actions are not permitted. For any non-frivolous claim that does not exceed

CONFIDENTIAL TREATMENT REQUESTED

$75,000, AT&T will pay all costs of the arbitration. Moreover, in arbitration you are entitled to recover attorneys’ fees from AT&T to at least the same extent as you would be in court.

In addition, under certain circumstances (as explained below), AT&T will pay you more than the amount of the arbitrator’s award and will pay your attorney (if any) twice his or her reasonable attorneys’ fees if the arbitrator awards you an amount that is greater than what AT&T has offered you to settle the dispute.

Arbitration Agreement

a.   AT&T and you agree to arbitrate all disputes and claims between you and AT&T. This arbitration agreement does not include claims against AT&T that are based in whole or in part on the Site. This agreement to arbitrate is intended to be broadly interpreted. It includes, but is not limited to:

●	claims arising out of or relating to any aspect of the relationship between us, whether based in contract, tort, statute, fraud, misrepresentation or any other legal theory;
●	claims that arose before this or any prior Agreement (including, but not limited to, claims relating to advertising);
●	claims that are currently the subject of purported class action litigation in which you are not a member of a certified class; and
●	claims that may arise after the termination of this Agreement.

References to “AT&T”, “you”, and “us” include our respective subsidiaries, affiliates, agents, employees, predecessors in interest, successors, and assigns, as well as all authorized or unauthorized users or beneficiaries of the Service or Site under this or prior Agreements between us. Notwithstanding the foregoing, either party may bring an individual action in small claims court. This arbitration agreement does not preclude you from bringing issues to the attention of federal, state, or local agencies. Such agencies, can, if the law allows, seek relief against us on your behalf. YOU AGREE THAT, BY ENTERING INTO THIS AGREEMENT, YOU AND AT&T ARE EACH WAIVING THE RIGHT TO A TRIAL BY JURY OR TO PARTICIPATE IN A CLASS ACTION. This Agreement evidences a transaction in interstate commerce, and thus the Federal Arbitration Act governs the interpretation and enforcement of this provision. This arbitration provision shall survive termination of this Agreement.

b.   A party who intends to seek arbitration must first send to the other, by certified mail, a written Notice of Dispute (“Notice”). The Notice to AT&T should be addressed to: Office for Dispute Resolution, AT&T, 1025 Lenox Park Blvd., Atlanta, GA 30319 (“Notice Address”). The Notice must (1) describe the nature and basis of the claim or dispute; and (2) set forth the specific relief sought (“Demand”). If AT&T and you do not reach an agreement to resolve the claim within thirty (30) days after the Notice is received, you or AT&T may commence an arbitration proceeding. During the arbitration, the amount of any settlement offer made by AT&T or you shall not be disclosed to the arbitrator until after the arbitrator determines the amount, if any, to which you or AT&T is entitled.

You may download or copy a form Notice and a form to initiate arbitration from here: att.com/arbitration-forms.

c.   After AT&T receives notice at the Notice Address that you have commenced arbitration, it will promptly reimburse you for your payment of the filing fee, unless your claim is for greater than $75,000. (The filing fee currently is $200, but is subject to change by the arbitration provider. If you are unable to pay this fee, AT&T will pay it directly upon receiving a written request at the Notice Address). The arbitration will be governed by the Commercial Arbitration Rules and the Supplementary Procedures for Consumer Related Disputes (collectively, “AAA Rules”) of the American Arbitration Association (“AAA”), as modified by this Agreement, and will be administered by the AAA. The AAA Rules are available online at www.adr.org, by calling the AAA at 1-800-778-7879, or by writing to the Notice Address. (You may obtain information that is designed for non-lawyers about the arbitration process at att.com/arbitration-information.) The arbitrator is bound by the terms of this Agreement. All issues are for the arbitrator to decide, except that issues relating to the scope and enforceability of the arbitration provision are for the court to decide. Unless AT&T and you agree otherwise, any arbitration hearings will take place in the county (or parish) of your billing address. If your claim is for $10,000 or less, we agree that you may choose whether the arbitration will be conducted solely on the basis of documents submitted to the arbitrator, through a telephonic hearing, or by an in-person hearing as established by the AAA Rules. If your claim exceeds $10,000, the right to a hearing will be determined by the AAA Rules. Regardless of the manner in which the arbitration is conducted, the arbitrator shall issue a reasoned written decision sufficient to explain the essential findings and conclusions on which the award is based.

Except as otherwise provided for herein, AT&T will pay all AAA filing, administration and arbitrator fees for any arbitration initiated in accordance with the notice requirements above. If, however, the arbitrator finds that either the substance of your claim or the relief sought in the Demand is frivolous or brought for an improper purpose (as measured by the standards set forth in Federal Rule of Civil Procedure 11(b)), then the payment of all such fees will be governed by the AAA Rules. In such case, you agree to reimburse AT&T for all monies previously disbursed by it that are otherwise your obligation to pay under the AAA Rules. In addition, if you initiate an arbitration in which you seek more than $75,000 in damages, the payment of these fees will be governed by the AAA rules.

CONFIDENTIAL TREATMENT REQUESTED

d.   If, after finding in your favor in any respect on the merits of your claim, the arbitrator issues you an award that is greater than the value of AT&T’s last written settlement offer made before an arbitrator was selected, then AT&T will:

●	pay you the greater of the award or $10,000 (“the alternative payment”), whichever is greater; and
●

pay your attorney, if any, twice the amount of attorneys’ fees, and reimburse any expenses (including expert witness fees and costs), that your attorney reasonably accrues for investigating, preparing, and pursuing your claim in arbitration (“the attorney premium”).

If AT&T did not make a written offer to settle the dispute before an arbitrator was selected, you and your attorney will be entitled to receive the alternative payment and the attorney premium, respectively, if the arbitrator awards you any relief on the merits. The arbitrator may make rulings and resolve disputes as to the payment and reimbursement of fees, expenses, and the alternative payment and the attorney premium at any time during the proceeding and upon request from either party made within fourteen (14) days of the arbitrator’s ruling on the merits.

e.   The right to attorneys’ fees and expenses discussed in paragraph (d) supplements any right to attorneys’ fees and expenses you may have under applicable law. Thus, if you would be entitled to a larger amount under the applicable law, this provision does not preclude the arbitrator from awarding you that amount. However, you may not recover duplicative awards of attorneys’ fees or costs. Although under some laws AT&T may have a right to an award of attorneys’ fees and expenses if it prevails in an arbitration, AT&T agrees that it will not seek such an award.

f.   The arbitrator may award declaratory or injunctive relief only in favor of the individual party seeking relief and only to the extent necessary to provide relief warranted by that party’s individual claim. YOU AND AT&T AGREE THAT EACH MAY BRING CLAIMS AGAINST THE OTHER ONLY IN YOUR OR ITS INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. Further, unless both you and AT&T agree otherwise, the arbitrator may not consolidate more than one person’s claims, and may not otherwise preside over any form of a representative or class proceeding. If this specific proviso is found to be unenforceable, then the entirety of this arbitration provision shall be null and void.

g.   Notwithstanding any provision in this Agreement to the contrary, we agree that if AT&T makes any future change to this arbitration provision (other than a change to the Notice Address) during the period of time that you are receiving Services, you may reject any such change by sending us written notice within 30 days of the change to the Arbitration Notice Address provided above. By rejecting any future change, you are agreeing that you will arbitrate any dispute between us in accordance with the language of this provision.

13.	Software - End User License Agreement

If you have connected to the Service by downloading or installing AT&T’s Internet software (“Software”), your use of that Software is subject to the End User License Agreement that accompanied that Software. Otherwise, AT&T or its applicable third party licensors, grants you a personal, non-exclusive right and license to use the object code of any software provided to you in conjunction with the Service on a single computer; provided that you do not (and do not allow any third party to) copy, modify, create a derivative work of, reverse engineer, reverse assemble or otherwise attempt to discover any source code, sell, assign, sublicense, grant a security interest in or otherwise transfer any right in the Software. You agree not to modify the Software in any manner or form, nor to use modified versions of the Software, including (without limitation) for the purpose of obtaining unauthorized access to the Service. You agree not to access the Service by any means other than through the interface that is provided by AT&T for use in accessing the Service. The Software is provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraphs (a) through (d) of the Commercial Computer Restricted Rights clause at FAR 52.227- 19 when applicable, or in subparagraph (c)(1)(ii) of The Rights in Technical Data and Computer Software clause of DFARS and in similar clauses in the NASA FAR Supplement.

AT&T or applicable third party licensors may provide Software upgrades, updates or supplements (such as, but not limited to, adding or removing features or updating security components). You understand that whether the equipment is owned by you or AT&T, AT&T, or the applicable third party licensor, has the unrestricted right, but not the obligation, to upgrade, update, or supplement the Software on your equipment at any time.

Export Limits. None of the software or underlying information or technology may be downloaded or otherwise exported or re-exported (a) into (or to a national or resident of) any country to which the United States has embargoed goods; or (b) to anyone on the U.S. Treasury Department’s list of Specially Designated Nationals or the U.S. Commerce Department’s Table of Deny Orders. The Software and any underlying technology may not be exported outside the United States or to any foreign entity or “foreign person” as defined by U.S. government regulations, including without limitation, anyone who is not a citizen, national or lawful permanent resident of the United States.

CONFIDENTIAL TREATMENT REQUESTED

14.	Operational Limits/Force Majeure

Provisioning of the Service is subject to the availability and the operational limitations of the requisite equipment and associated facilities. You understand and agree that temporary interruptions of the Service may occur as normal events in the provision of the Service and that AT&T and its third party providers are not liable for such interruptions. You further understand and agree that AT&T and its third party providers have no control over third party networks you may access in the course of your use of the Service, and therefore, delays and disruptions of other network transmissions are beyond the control of AT&T and its third party providers. In addition, AT&T and its third party providers are not liable for any failure of performance due to any cause beyond their reasonable control including acts of God, fire, explosion, vandalism, terrorism, cable cut, major weather disturbance, national emergencies, riots, wars, labor difficulties, supplier failures, shortages, breaches, any law, order, regulation, direction, action, or request by any government, civil or military authority, or suspension of existing service in compliance with state and/or federal law, rules and regulations, or delays caused by you or your equipment.

15.	Customer Service Support

AT&T provides free basic customer care for Service purchased from AT&T and covered under this Agreement. However, under this TOS, AT&T does not provide support for devices that access the Service under this Agreement.

16.	DISCLAIMER OF WARRANTIES

YOU EXPRESSLY UNDERSTAND AND AGREE THAT:

1.

YOUR USE OF THE SITE, SERVICE AND/OR SOFTWARE IS AT YOUR SOLE RISK. THEY ARE PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS. AT&T,AND ITS SUBSIDIARIES, AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, PARTNERS, THIRD PARTY PROVIDERS, AND LICENSORS EXPRESSLY DISCLAIM ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

2.

AT&T, AND ITS SUBSIDIARIES, AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, PARTNERS, THIRD PARTY PROVIDERS, AND LICENSORS MAKE NO WARRANTY THAT (i) THE SITE, SERVICE AND/OR SOFTWARE WILL MEET YOUR REQUIREMENTS, (ii) THE SITE, SERVICE AND/OR SOFTWARE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR-FREE (FOR EXAMPLE BUT WITHOUT LIMITATION, AT&T DOES NOT WARRANT THAT YOU WILL ALWAYS RECEIVE EMAILS ADDRESSED TO YOU), (iii) THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SITE, SERVICE AND/OR SOFTWARE WILL BE ACCURATE OR RELIABLE, (iv) THE QUALITY OF ANY PRODUCTS, SERVICES, INFORMATION, OR OTHER MATERIAL PURCHASED OR OBTAINED BY YOU THROUGH THE SITE, SERVICE AND/OR SOFTWARE WILL MEET YOUR EXPECTATION, AND (v) ANY ERRORS IN THE SITE, SERVICE AND/OR SOFTWARE WILL BE CORRECTED.

3.

ANY MATERIAL DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF THE SITE, SERVICE AND/OR SOFTWARE IS DONE AT YOUR OWN DISCRETION AND RISK AND YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF ANY SUCH MATERIAL.

4.	NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY YOU FROM AT&T OR THROUGH OR FROM THE SITE, SERVICE AND/OR SOFTWARE WILL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THIS AGREEMENT.

17.	LIMITATION OF LIABILITY

YOU EXPRESSLY UNDERSTAND AND AGREE THAT NEITHER AT&T NOR ITS SUBSIDIARIES, AFFILIATES, OFFICERS, EMPLOYEES, AGENTS, PARTNERS, THIRD PARTY PROVIDERS, OR LICENSORS WILL BE LIABLE TO YOU FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA OR OTHER INTANGIBLE LOSES (EVEN IF AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), RESULTING FROM; (a) THE USE OR THE INABILITY TO USE THE SITE, SERVICE AND/OR SOFTWARE; (b) THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES; (c) UNAUTHORIZED ACCESS TO OR ALTERATION OF YOUR TRANSMISSIONS OR DATA; (d) STATEMENTS OR CONDUCT OF ANY THIRD PARTY ON THE SITE, SERVICE AND/OR SOFTWARE; (e) FAILURE TO INSURE THE COMPATIBILITY OF YOUR SYSTEM

CONFIDENTIAL TREATMENT REQUESTED

(INCLUDING THE EQUIPMENT, DEVICES, AND SOFTWARE THAT YOU PROVIDE TO RECEIVE THE SERVICE) WITH THE SITE, SERVICE, AND/OR SOFTWARE; (f) ANY OTHER MATTER RELATING TO THE SITE, SERVICE, AND/OR SOFTWARE; AND/OR (g) BATTERY BACKUP.

Exclusions and Limitations. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES OR THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. ACCORDINGLY, SOME OF THE ABOVE LIMITATIONS OF SECTIONS 18 AND 19 MAY NOT APPLY TO YOU.

18.	Indemnity

You agree to indemnify and hold AT&T and its subsidiaries, affiliates, officers, agents, co-branders, third party providers, licensors or other partners and employees harmless from any claim or demand, including reasonable attorneys’ fees, made by any third party due to or arising out of Content you submit, post, transmit or otherwise make available through the Site or Service, your use of the Site or Service, your connection to the Site or Service, your violation of this Agreement, your violation of the AUP or your violation of any rights of another.

You acknowledge that you are responsible for all use of the Site and Service using your account, including use by Sub Accounts, and that this Agreement, the Acceptable Use Policy and Privacy Policies, as amended from time to time, apply to any and all usage of your account, including use by Sub Accounts. You agree to abide by these terms and you agree to defend, hold harmless and indemnify AT&T from and against any and all claims stemming from usage of this account and any Sub-Account-whether or not such usage is expressly authorized by you.

19.	General

a.   Special Admonition for Services Related to Financial Matters. If you intend to create or join any service, receive or request any news, messages, alerts or other information from the Site or Service concerning companies, stock quotes, investments or securities, AT&T and its licensors will not be responsible or liable for the accuracy, usefulness or availability of any information transmitted or made available via the Service, and will not be responsible or liable for any trading or investment decisions made based on such information. The Site and Service is provided for informational purposes only, and no Content included in the Site or Service is intended for trading or investing purposes.

b.   Contact Information. Unless otherwise specified in this Agreement, notices by Members to AT&T must be given by calling: for AT&T Dial subscribers (1-866-722- 3425), for AT&T High Speed Internet subscribers (Business and Consumer) (1-877-722-3755), for AT&T U-verse High Speed Internet subscribers (Consumer Only) (1-800-ATT-2020), for FastAccess DSL and BellSouth Dial Internet subscribers (Business and Consumer) (1-888-321-2375), and AT&T U-verse High Speed Internet- Business Edition( 1-888-288-8339). LEGAL NOTICES to AT&T must be given by letter delivered by first class US mail to AT&T Service, PO Box 204089, Austin, Texas 78720-4089.

c.   Trademark Information/Proprietary Rights.

AT&T and the AT&T logos and all other AT&T brands, logos and product and service names (“AT&T marks”) are registered trademarks or trademarks of AT&T Intellectual Property. Any use of AT&T Marks is prohibited without permission of AT&T Intellectual Property.

Nothing contained in this Agreement may be construed to convey to you any interest, title, or license in the Member ID, email address, Universal Resource Locator, IP address, or domain name used by you in connection with the Service.

d.   Additional Terms. This Agreement, any other policies or guidelines referenced herein and the terms set forth in any promotional offer for the Service constitute the entire agreement between AT&T and you. This Agreement governs your use of the Site and/or Service, superseding any prior agreement between you and AT&T with respect to the subject matter of this Agreement. You also may be subject to additional terms and conditions that may apply when you use or purchase certain other AT&T or affiliate services, third-party content or third-party software. The failure of AT&T to exercise or enforce any right or provision of this Agreement will not constitute a waiver of such right or provision. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of this Agreement remain in full force and effect. You agree that, except as otherwise expressly provided in this Agreement, there shall be no third party beneficiaries to this agreement. Upon receipt of a copy of a death certificate, your account may be terminated and all contents therein permanently deleted. You agree that regardless of any statute of laws to the contrary, any claim or cause of action arising out of or related to use of the Service or this Agreement must be filled within one (1) year after such claim or cause of action arose or be forever barred. We can assign all or part of AT&T rights or duties under this Agreement without notifying you. You may not assign this Agreement or the Services without prior written consent. If any part of this Agreement is found invalid, the rest of the Agreement will remain valid and enforceable. The section titles and paragraph headings in this Agreement are for convenience only and have no legal or contractual effect.

CONFIDENTIAL TREATMENT REQUESTED

e.

Survival. Obligations and rights in connection with this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, will survive the termination, cancellation or expiration of the Agreement, including, but not limited to those in the following sections: Equipment and Software, Payment, Disclaimer of Warranties, Limitation of Liability, Dispute Resolution by Binding Arbitration, General. To report violations of this Agreement or the AT&T Acceptable Use Policy, please go to: http://www.corp.att.com/aup/ or e-mail us at abuse@att.net.

Last updated: February 2016.

[1] AT&T U-verse High Speed Internet, AT&T High Speed Internet, AT&T U-verse High Speed Business Edition, AT&T High Speed Internet Business Edition, AT&T High Speed Internet Direct, AT&T High Speed Internet Business Edition Direct, and AT&T Dial services are provided by your local AT&T telephone company which is one of the following, depending on the state where service is provided: Southwestern Bell Telephone Company (in AR, KS, MO, OK, and TX), Pacific Bell Telephone Company (in CA), Illinois Bell Telephone Company (in IL), Indiana Bell Telephone Company, Incorporated (in IN), Michigan Bell Telephone Company (in MI), Nevada Bell Telephone company (in NV), The Ohio Bell Telephone Company (in OH), Wisconsin Bell, Inc. (in WI), or BellSouth Telecommunications, LLC (in AL, GA, FL, KY, LA, MS, NC, SC, and TN). FastAccess DSL, FastAccess Business DSL, FastAccess Business DSL Direct, and BellSouth® Dial Internet Service are provided by BellSouth Telecommunications. AT&T Dial provided in other states is provided by AT&T Corp. (All companies listed are referred to herein as “AT&T”).

Schedule 1

Business Customers

Additional Terms and Conditions

1.   Inside Wire. When ordering AT&T U-verse High Speed Internet Service, you will be responsible for obtaining Inside Wire (IW) in the form of copper wire or fiber optic cable between AT&T’s network termination interface at your building and the gateway equipment located at the customer premises. You may have the option of ordering IW from AT&T or installing your own IW. If you elect to install your own IW, the IW must be installed and available for use by AT&T Technicians before you order AT&T U- verse High Speed Internet Service. If inside wire service is ordered from AT&T, it is Customer’s full responsibility to obtain landlord permission or approvals for such inside wiring. For AT&T U-verse High Speed Internet Business Edition (fiber-based only), any determination of whether the inside wire work will be provided by you or AT&T will be made at the time the installation technician is dispatched and surveys the job.

2.   Inside Wire-Disclaimer of Warranties. If inside wire is provided by AT&T, Customer will upon completion of installation have full ownership and responsibility for such inside wire. AT&T MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PARTY FOR ANY WORK OR MATERIALS CONSTITUTING OR ASSOCIATED WITH ANY INSIDE WIRE. AT&T EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, AND AT&T HAS NO RESPONSIBILITY TO MAINTAIN, UPDATE, REPAIR, REPLACE, DE-INSTALL, OR REMOVE ANY INSTALLED INSIDE WIRE.

3.   Service Guides. If you are an AT&T FastAccess Business DSL customer, or an AT&T High Speed Internet Business Edition customer, you are also subject to the terms set forth in the service guides for these services, which are incorporated herein by reference and may be found at:

●	http://serviceguidenew.att.com/sg_flashPlayerPage/FADSL (Fast Access® Business DSL)
●	http://serviceguidenew.att.com/sg_flashPlayerPage/HSI (AT&T High Speed Internet Business Edition)

4.   Reimbursement for Time, Materials and Expenses (Business Customers Only). If Customer cancels an order for or terminates any Service or Service Component (other than as permitted for default by AT&T), or AT&T cancels an order for or terminates any Service or Service Component for cause, prior to its Service Commencement Date, Customer will reimburse AT&T for time, materials and expenses incurred prior to the effective date of such cancellation or termination, plus any third party charges resulting from the cancellation or termination.

5.   Arbitration Agreement:

AT&T and you (“We”) agree to resolve all disputes between us through binding arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules, as modified by this provision.

This agreement to arbitrate is broad, and includes disputes of any type between AT&T (including its subsidiaries, affiliates, agents, predecessors, successors, and assigns) and you (including authorized or unauthorized users/beneficiaries of services or devices) under this or prior agreements. We agree that WE are waiving the right to a trial by jury, to participate in a class action, or to seek remedies

CONFIDENTIAL TREATMENT REQUESTED

beyond the extent necessary to provide individualized relief to, and affecting only, AT&T or You ALone. WE AGREE NOT TO ACT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED OR DE FACTO CLASS OR REPRESENTATIVE PROCEEDING, OR AS A PRIVATE ATTORNEY GENERAL OR ON BEHALF OF THE GENERAL PUBLIC. Except for matters relating to arbitrability or to the scope and enforceability of the arbitration provision or the interpretation of the limitations on class, representative, private attorney general, and non-individualized relief, all issues are for the arbitrator to decide.

A party seeking arbitration must first send to the other, by certified mail, a written Notice of Dispute (“Notice”). Notice to AT&T must be addressed to: Office of Dispute Resolution, AT&T, 1025 Lenox Park Blvd., Atlanta, GA 30319 (“Notice Address”). The Notice must (a) describe the basis of the claim or dispute; (b) describe the specific relief sought (“Demand”); and (c) provide your AT&T account number. If We do not resolve the claim within 30 days after receipt of the Notice, either of us may commence an arbitration. The amount of any settlement offer made by AT&T or you shall not be disclosed to the arbitrator until after the arbitrator determines the amount of any award on the merits.

Unless We agree otherwise, any arbitration hearings will take place in the county of your billing address. AT&T will pay all AAA filing, administration, and arbitrator fees for a claim brought by AT&T or for a claim or Demand valued at up to $25,000 brought by You. If the arbitrator finds that your claim or Demand is frivolous or is brought for an improper purpose (as measured by the standards in Federal Rule of Civil Procedure 11(b)), then the payment of fees will be governed by the AAA rules and You agree to reimburse AT&T for fees already paid by AT&T that are your obligation under the AAA rules.

If you complied with the notice procedures above; the value of your claim or Demand is $25,000 or less; and the arbitrator awards you an amount greater than the value of AT&T’s last written settlement offer made before an arbitrator was selected (or any amount if AT&T made no offer), AT&T will:

●	Pay you the award or $10,000, whichever is greater (“Alternative Payment”); and
●

Pay your attorney, if any, the amount of attorneys’ fees and expenses (including expert witness fees and costs) that your attorney reasonably accrues for investigating, preparing and pursuing your claim in arbitration (“Attorney Award”).

The arbitrator may rule on the payment of fees, expenses, and the Alternative Payment and Attorney Award during the proceeding and within 14 days after his/her final ruling on the merits. In assessing whether the award is greater than the value of AT&T’s last written settlement offer, the arbitrator may consider only those attorneys’ fees or expenses that you incurred through the date of your Notice and which had been awarded to You. You may also recover attorneys’ fees and expenses under applicable law, but you may not recover duplicative awards of attorneys’ fees or expenses.

This Agreement evidences a transaction in interstate commerce, and the Federal Arbitration Act governs. This arbitration provision survives termination of this Agreement. As the exclusive alternative to arbitration, AT&T or you may commence an individual action in Small Claims Court. If a court rejects enforcement of any of the limitations on class, representative, private attorney general, or non-individualized relief as to a particular claim for relief, then that claim (and only that claim) must be severed from the arbitration and may be brought in court. Notwithstanding any provision in this Agreement to the contrary, We agree that if AT&T makes any future change to this arbitration provision (except a change to the Notice Address) during your Service commitment, you may reject any such change by sending AT&T written notice within 30 days of the change to the Notice Address. By rejecting any future change, You agree to arbitrate any dispute in accordance with the language of this provision.

If you are located in Puerto Rico, in addition to pursuing arbitration in accordance with this provision, you may notify the Telecommunications Regulatory Board of Puerto Rico of your grievance. Mail: 500 Ave. Roberto H. Tood (Parada 18), San Juan, Puerto Rico 00907-3941; Phone: 1-787-756-0804 or 1-866-578-5500; Online: jrtpr.gobierno.pr.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 9

Advertising Policy

This Exhibit 9 (Advertising Policy), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).

In addition to the requirements specified in the Agreement, each Party shall cause all Advertising Inventory sold by such Party to comply with, and to be marketed, sold, and delivered in compliance with the Advertising Policy attached hereto.

All capitalized terms not otherwise defined in this Exhibit 9 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto. In case of a direct conflict between any term in this Exhibit 9 and the Agreement or the other exhibits, the term in Exhibit 9 shall take precedence with respect to the items specifically addressed below.

[*] [9 pages omitted]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10

AT&T Advertising Guidelines

This Exhibit 10 (AT&T Advertising Guidelines), is an Exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 10 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*]

AT&T Advertising Guidelines

AT&T Advertising Guidelines prohibit any material that falls into the following categories:

●	Anything that is obscene or indecent or that contains strong sexual, explicit or erotic themes; or
●	Products or sites depicting or providing how-to materials about pedophilia or other non-consensual contact; or products or sites that suggest the availability of prostitution services; or
●	Products or sites that advocate, glorify or promote rape, torture, cannibalism, suffering or death; or
●	Products that descramble cable or satellite signals in order to get free services; or
●	Products that promote software or techniques that bypass copyright protections; or
●	Counterfeit, fake or bootleg products or replicas or imitations of designer products; or
●	Promotes nudity, nude beaches or naked cruises or resorts; or
●	Products or sites that appear to facilitate or promote the evasion of laws (e.g., radar detectors, etc.); or
●	Products or sites that offer fake identification or falsified documentation; or
●	Promotes the sale of firearms or ammunition by mail order; or
●	Products or sites that have online gambling as a central theme; or
●	Promotes services, contests or games that predict winners of races or sporting events; or
●	Trivializes historic events such as the Holocaust, the Irish Famine or September 11th; or
●	Multilevel marketing schemes; or
●	Products or sites of questionable legality (e.g., miracle cures, etc.); or
●	Hate speech; or
●	Excessive violence; or
●	Defamatory, libelous or threatening sites; or
●	Extreme profanity; or depicts, promotes or is designed to facilitate alcohol abuse, illegal drug use or use of tobacco product
●	[*].

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Subject to Section 5.6(b)(v) of the Agreement, AT&T retains the right, in its sole (but reasonable) discretion, to require Synacor to use commercially reasonable efforts to remove any Advertising and/or Advertising Content that (i) violates the AT&T Advertising Guidelines [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 11

Portal Support Procedures Manual

This Exhibit 11 (Portal Support Procedures Manual), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 11 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	Framework - [*].

2.	[*]

3.

Communications – The Parties will be responsible for fostering and driving open and transparent communications amongst all the various cross-functional teams, without overburdening team members with excessive or redundant meetings or information.

[*].

4.	Dedicated Portal Team – The Dedicated Portal Team shall be comprised of [*] provided that, over time the exact composition of the team may change.

5.	[*]

6.	[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 5-1

[*] [2 pages omitted]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 12

CMT Procedures Manual

This Exhibit 12 (CMT Procedures Manual), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 12 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

This Exhibit 12 specifies the processes by which the CMT will perform tasks related to managing [*] the Content on the Portal.

[*]

Reporting and Communications

The Parties will be responsible for fostering and driving open and transparent communications amongst all the various cross-functional teams, without overburdening team members with excessive or redundant meetings or information.

[*]

1

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Schedule 12-1

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 13

Human Resources Requirements

This Exhibit 13 (Human Resources Requirements), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 13 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	[*]

2.	Key Synacor Personnel:

[*]

1

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 14

Approved Subcontractors

This Exhibit 14 (Approved Subcontractors), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 14 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 15

Minimum Revenue Guarantee Requirements

This Exhibit 15 (Minimum Revenue Guarantee Requirements), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 15 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

As specified in Section 8.7 of the Agreement, AT&T must comply with the requirements in Section 8.7 of the Agreement and the requirements below in order to be eligible for the Revenue Guarantee [*]

[*] [3 pages omitted]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 16

Messaging Guidelines

This Exhibit 16 (Messaging Guidelines) is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 16 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

Except as otherwise indicated in the Agreement or agreed to by the Parties, Synacor communications to Users shall be in accordance with the following:

Branding Sender

All emails and communications to Users outside of the Portal experience should explicitly use the AT&T brand. No references to Synacor should be included in any messages.

Communications/Messaging Approval

Synacor may not send email, voice, or any other types of communications to Users (whether in the Portal or outside of the Portal) without AT&T’s express written approval (email from appropriate authorized AT&T representative is sufficient for such written approval). In such event, Synacor shall use an account dedicated exclusively to AT&T to send such emails, including any emails communicating Welcome/engagement messaging, product updates, newsletters, or changes to terms of service.

Notwithstanding the foregoing, AT&T’s approval is not required for automated content alerts and updates (e.g., breaking news and weather alerts). The frequency of these alerts is determined by editorial staff and based on business rules pre-determined by AT&T. Any alerts would be linked directly to the relevant Content within the Portal or Portal Application experience. An initial template must be approved by AT&T for any automated messages, which approval may be provided by email.

Message

Synacor and AT&T shall work jointly to create and design email templates and messages for Users. Both Parties shall work in good faith to update and maintain templates.

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit 17

AT&T Trademark and Branding Guidelines

This Exhibit 17 (AT&T Trademark and Branding Guidelines), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 17 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

A copy of AT&T’s trademark guidelines are available at the following site: brandcenter.att.com (the “AT&T Brand Center”).

Once at the AT&T Brand Center, Synacor personnel may auto-provision themselves to access to the AT&T Brand Center by following the directions to register themselves as a vendor. By going through this process, Synacor personnel will be issued an ID and Password that will grant them authenticated access to the AT&T Brand Center.

The AT&T Brand Center contains all applicable AT&T trademark and branding guidelines, and Synacor will comply with such guidelines in accordance with Section 9.2 of the Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit 18

Termination Fees

This Exhibit 18 (Termination Fees), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 18 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*] [2 pages omitted]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 19

Wind-Down Plan Framework

This Exhibit 19 (Wind Down Plan Framework), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 19 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.

General - This Exhibit 19 defines the framework of and certain minimum requirements for the Wind-Down Plan. Nothing contained in this Exhibit shall limit (i) the Wind-Down Plan from including additional requirements agreed to by the Parties or (ii) the Parties’ obligations described in Section 12.5 or elsewhere in the Agreement.

2.	User Transition Experience - To avoid a negative impact to the User transition experience during and after the Wind-Down Period Synacor shall:
a.	share technical details regarding products and services, usage statistics, and other such additional data as is reasonable necessary; and
b.	include all requirements contained in this Exhibit in the Wind-Down Plan.
3.

User Migration – Synacor will use commercially reasonable efforts to ensure a smooth migration of Users to other portals or services. AT&T shall have the right to migrate all Users away from the Portal at any time during the Wind-Down Period at its discretion.

4.

Data – Without limiting Synacor’s reporting obligations under Sections 15 or 16.2(d) of the Agreement, Synacor shall provide AT&T with access to (i) the data in the Personalization Settings and other similar information, including any account or profile information that Users may have entered and that is stored by Synacor, via the mechanisms described in Section 16.2(d) of the Agreement [*].

a.

Upon the earlier of (i) AT&T’s request or (ii) twelve (12) months after termination or expiration of the Wind-Down Period, Synacor shall return or destroy all AT&T Data in accordance with Section 16.1(c) of the Agreement.

5.

Redirects – Synacor shall facilitate any redirects of Portal traffic, as requested by AT&T, to ensure a smooth transition to any new portal service or other services provided by Third Party providers, and shall leave the legacy Users in place until the redirect has been completed, unless otherwise requested by AT&T.

6.	Communications and Solicitation -
a.

Synacor shall comply with reasonable requests made by AT&T to communicate with AT&T customers or other Users about any new portal or other site to which they may be migrated. This includes emails, in-product messaging, and device pushes at a minimum. Such communications may, at AT&T’s discretion, direct Users to download or utilize any services of AT&T’s choosing, including services directly competitive to the Portal.

7.

Authentication – Synacor shall comply with any single-sign on or other reasonable alterations to AT&T’s authentication process for the Portal to accommodate a smooth User transition/migration to a new portal or other service.

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COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

8.

Direct Displays – At the request of AT&T and to the extent Synacor has the right to do so, Synacor shall update any direct displays promoting Portal products and services to promote other products and services.

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CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 20

SERVICE LEVEL

This Exhibit 20 (Service Levels), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 20 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

20. SERVICE LEVELS

20.1 General; Definitions. This Exhibit 20 (the “Service Level Exhibit”) sets forth the specific Service Levels against which Synacor’s performance of certain responsibilities will be measured and reported. Unless otherwise specified in this Service Level Exhibit, Synacor will use commercially reasonable efforts to meet the respective Service Levels for which it is responsible, as identified in this Service Level Exhibit. The Service Level Effective Date for the Service Levels specified in this Exhibit is the Core Portal Go Live Date. Capitalized terms used herein but not otherwise defined in this Exhibit will have the meanings ascribed to such terms elsewhere in the Agreement. As used in this Exhibit,

(a) [*].

(b) [*].

20.2 Service Level for Home Page

(a) [*]. Availability Service Level

(i) [*] Availability

(1) [*].

(2) [*].

(3) [*] Availability” is [*] calculated as follows:

[*].

(4) The Measurement Window (as defined in the Agreement) for the [*] Availability Service Level is [*].

(ii) The “[*] Availability Service Level” is [*] and any failure by Synacor to achieve [*] Availability greater than or equal to such percentage in any Measurement Window shall be a Service Level Failure under the Agreement.

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COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(iii) [*].

(b) [*] Availability Service Level

(i) [*].

(ii) [*].

(iii) “[*] Availability” is the percentage of [*]

(iv) The Measurement Window for the [*] Availability Service Level is [*].

(v) The “[*] Availability Service Level” is equal to [*] and any failure by Synacor to achieve [*] Home Page Availability greater than or equal to such percentage in any Measurement Window shall be a Service Level Failure.

(vi) [*].

20.3 Service Level Alerts. If [*] Availability is at or below [*] for a given Measurement Window, then an “SLA Alert Status” shall be deemed to exist. [*].

(a) The occurrence of a SLA Alert Status condition during any [*] Measurement Windows during the Term shall be considered a “Service Level Termination Event” under the Agreement.

20.4 Testing and Reporting of Service Levels. Synacor shall implement the measurement and monitoring tools and procedures using Synacor’s standard tools that it uses generally across all of Synacor’s clients (the “Measurement Tools”) that are intended to measure and report (in accordance with Section 20.6 of this Exhibit) its performance of its responsibilities against the Service Levels. Subject to Section 20.5 of this Exhibit, such Measurement Tools shall (a) permit reporting at a level of detail sufficient to demonstrate the calculations of each of the applicable Service Levels, (b) be automated and objective and operate without human interpretation or intervention [*].

20.5 Test Computers. All Service Level tests described in this Exhibit 20 conducted by Synacor will be conducted using at least two Synacor test computers. Each test computer will be connected to Synacor’s network with the benefit of load-balancing and/or DNS routing (e.g., Akamai DNS). Such test computer may not experience the network latency that an average user accessing the Portal would experience. Synacor agrees that the test computer will be positioned such that it measures the performance of the total architecture/infrastructure. Both Parties understand and agree that due to the load balancing methods used by Synacor the test system may not immediately detect all possible failure cases.

20.6 Reporting. Synacor will track and report Service Levels for which Synacor is responsible. [*].

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COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

20.7 [*].

20.8 Scheduled Maintenance. Synacor will use commercially reasonable efforts to provide AT&T with at least [*] advance notice of scheduled downtime and maintenance that Synacor believes will impact the Portal. [*]. Synacor agrees that standard maintenance on the systems, network and applications may be conducted without prior notice; provided that Synacor reasonably believes such maintenance will not have an adverse impact on the Portal. Synacor will use reasonable efforts to minimize User impact in connection with any standard maintenance activities relating to applications provided as part of the Portal. For downtime and maintenance that may impact the Portal, Synacor will schedule such downtime and maintenance [*].

20.9 [*].

20.10 Additional Service Levels. As additional products and services are made available on the Portal, the Parties will meet and discuss whether additional Service Levels may be appropriate.

20.11 Dispute Resolution. All Disputes between the Parties relating to compliance with the Service Levels shall be governed by the dispute resolution provisions of Section 20.4 of the Agreement.

20.12 [*].

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COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 21

Service Locations

This Exhibit 21 (Service Locations), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 21 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

Synacor Sites:

North America, U.S. and Canada Locations:

●	Buffalo, NY: 40 La Riviere, Buffalo, NY 14202
●	Westford, MA: 1 Technology Park Drive, Westford, MA 01886
●	New York, NY: 450 Seventh Ave, 43rd Floor, New York, NY 10123
●	Ottawa, Canada: 55 Murray Street, Suite 500, Ottawa, ON K1N 5M3
●	Toronto, Canada: 410 Adelaide Street West, Toronto,ON M5V

Off-Shore Locations:

●	Pune, India: Office No. B – 303, 3rd Floor Godrej Castlemaine, CTS No. 43, Pune, Maharashtra, India, 411001

[*].

Data Center Locations:

InterNap Data Center Facility

●	Atlanta, GA: 250 Williams St NW, Atlanta, GA 30303

Savvis Data Center Facility

●	Columbus, OH: 8180 Green Meadows Drive,

Lewis Center, OH 43035

[*].

In accordance with Section 14.2 of the Agreement, Synacor shall comply with the following safety and security standards at the Synacor Sites:

The following policies are taken from the Synacor Employee Handbook:

Health and Safety

The Company strives to provide its employees with a safe and healthy work environment. You are responsible for helping to maintain a safe and healthy workplace for all employees by following safety and health rules and reporting accidents, injuries and unsafe equipment, practices or conditions.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

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Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The abuse of alcohol or illegal drugs in the workplace will not be tolerated.

EMERGENCY and SAFETY PROCEDURES/PRECAUTIONS

Information in this section is designed to help employees understand the actions that will be taken by Synacor management and the building management (Pioneer Management) to provide a basis for emergency response plans.

Fire/Life Safety

● Pioneer Management has many systems designed to minimize the chance of a life-threatening emergency and to reduce the damage in the event such an emergency does occur. The building is inspected regularly and monitored 24 hours a day, seven days a week.

● When an alarm is triggered, a signal is sent to the Buffalo Fire Department and the control panel in the main lobby will pinpoint the source of the alarm. During an emergency, the elevators will not respond to call buttons. USE THE STAIRS.

● Fire drills are held regularly and everyone is required to participate. The building will give prior notice to each office.

● If you discover a fire, pull the nearest alarm station. Pull stations are located at all stairwell entries. If there is time, dial 911, from a safe place. Building Emergency

● Call the Administrative Assistant at extension 3311.

Medical Emergency

● Call Paramedics. Dial 5911. Tell them your floor number and direct the medical team to the person in need of assistance.

If You Hear an Alarm

● Immediately evacuate the premises to the common area hallway.

● Close doors as you evacuate, but do not lock them.

● Take only essentials and do not return for additional belongings or papers.

● Follow evacuation/relocation instructions given to you by the Safety Committee.

● Do not use the elevators. Elevators will return to the lobby to await firefighters.

● Feel doors before opening. Do not open any doors that are hot to the touch.

● If you are physically challenged, proceed to the exit and await help from a Safety Committee member.

● After an alarm, whether false or otherwise, the alarm bell may ring a few times while it is being reset. Please be patient. You will be notified when you can return to your work areas.

Bomb Threat

● Building management will notify tenant contacts via telephone as quickly as possible. They will provide all the information that is known at that time. It is the responsibility of the Company to decide whether or not to evacuate.

● If a device is found, management will, in conjunction with local authorities, evacuate the building.

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CONFIDENTIAL TREATMENT REQUESTED

● If you receive a bomb threat by telephone, complete a “Bomb Threat Report Form” if possible. All members of Human Resources keep these.

o Discreetly attract the attention of a co-worker and have him or her listen in.

o Get as much information as possible from the caller about the location and type of bomb, its detonation time, method of detonation, and the reason for its placement. Note any information about the caller—male/female, adult/juvenile, educated or coarse voice, angry, background noises, etc.

● Call the Administrative Assistant at extension 3311.

● Check your area for any unusual or suspicious objects.

● Inform someone from Management. DO NOT TOUCH OR DISTURB ANY SUSPICIOUS OBJECT.

PCD Safety

Conducting telephone calls or utilizing PCDs while driving can be a safety hazard. Drivers should use PCDs while parked or out of the vehicle. If employees must use a PCD while driving, Synacor requires the use of hands-free enabling devices.

SAFETY & HEALTH

The safety and health of all employees is important to Synacor. The Company expects its employees to be safety-conscious and to immediately inform management of any conditions that might cause an accident. For the protection of all employees, any unsafe conditions, injuries or accidents must be immediately reported to management. Medical treatment should be obtained for minor injuries.

DRUG and ALCOHOL USE POLICY

Synacor provides a safe and productive work environment for all employees. Employees shall not be involved with the unlawful use, possession, sale, or transfer of drugs or narcotics in any manner that may impair their ability to perform assigned duties or otherwise adversely affect the Company’s business. Further, employees shall not possess alcoholic beverages in the workplace or consume alcoholic beverages at the workplace or during work time.

● Employees are expected to report for work and remain at work in a condition to perform assigned duties free from the effects of alcohol and illegal drugs.

o Alcohol abuse or illegal drug use and their physiological effects represent a threat to the well-being and security of employees and could cause extensive damage to the Company’s reputation and community standing.

o Any involvement with alcohol or drugs that adversely affects the workplace or the work environment will not be tolerated.

o Off-the-job illegal drug activity or alcohol abuse that could have an adverse effect on an employee’s job performance or that could jeopardize the safety of other employees, the public, Company equipment, or the Company’s relations with the public, will not be tolerated.

o Violations of this policy will result in disciplinary action, up to and including termination of employment.

● There may be occasional events where it is permissible to consume alcohol in moderation, with management approval. Employees who consume alcohol under such circumstances shall not report back to work during that workday.

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CONFIDENTIAL TREATMENT REQUESTED

Employees that are coping with drug or alcohol use or abuse are encouraged to contact Synacor’s Employee Assistance Program (EAP) for assistance.

Computer Security

Computer Security

Employees (other than those individuals whose specific job responsibilities relate to Computer Security) may not attempt to circumvent Synacor data protection measures or uncover security loopholes or bugs. Employees may not gain or attempt to gain unauthorized access to restricted areas or files on the computer system. Employees should not tamper with any software protections or restrictions placed on computer applications, files, or directories. Employees who engage in this type of activity may be subject to immediate termination.

Misuse of Commercial and Synacor Proprietary Software

Without prior written authorization from Synacor, Inc., employees may not do any of the following:

● Copy software for use on their home computers.

● Provide copies of software to any independent contractors or clients of Synacor, Inc. or to any third person.

● Install software on any of Synacor, Inc.’s workstations or servers.

● Download any software from the Internet and/or other online service/external media source(s) to computer disk or any of Synacor, Inc.’s workstations or servers.

● Modify, revise, transform, recast, or adapt any software.

● Reverse-engineer, disassemble, or recompile any software.

Employees who become aware of any misuse of software or violation of copyright law should immediately inform their supervisor.

Communicating Confidential Information

Employees should always keep in mind that email and the Internet are public methods of communication. When sending information via email or the Internet, there is always the possibility that unauthorized individuals will view the information. Never send confidential, proprietary, or trade secret information without first obtaining authorization from your supervisor. This type of information is a valuable asset of Synacor, Inc., and each of us must ensure that it is protected from unauthorized disclosure.

Responsibility for Passwords

Employees are responsible for safeguarding their passwords for access to the computer system. Individual passwords should not be printed, stored online, or given to others. Employees are responsible for all transactions made using their accounts. No employee may access the computer system using another employee’s password or account. Employees may not disguise their identity while using the computer system.

Passwords Do Not Imply Privacy

Use of passwords to gain access to the computer system or to encode particular files or messages does not imply that employees should have an expectation of privacy in the Synacor Employee Handbook material they create or receive on the computer system. Synacor, Inc., has the right to inspect, without prior notice, all material stored on its computer system.

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CONFIDENTIAL TREATMENT REQUESTED

ENTERPRISE PROTECTION POLICY

All employees, contractors, partners, and vendors with access to Synacor information and physical assets are responsible for protecting these assets.

Any non-Synacor employee accessing Synacor systems or data/information MUST have an original signed Proprietary Information and Inventions Agreement (PIIA) on file at Synacor prior to accessing such information or a commercial contract providing similar language.

All Synacor properties, computer and electronic systems (including personal digital assistants, facsimile, email—including inbound and outbound—telephone/voicemail, electronic messaging systems, etc.), are provided solely for business-related purposes and use is subject to logging and auditing by Information Security.

Electronic messaging systems are the property of Synacor. All messages stored or composed, sent or received by any system are the property of Synacor.

Synacor maintains a variety of audit and logging systems in support of security and all violations of policy are subject to review and disciplinary action by Legal and Human Resources.

Synacor resources may not be used to solicit others, whether for a commercial or a charitable purpose, or to access or display material of a sexual or harassing nature. Employees are permitted to use Synacor resources for other personal reasons on a limited basis, but only on the premise that use does not interfere with their own work, with the use of company resources for Synacor business, with the rights of others, or that use is not related to an illegal activity or to any outside business.

Theft of any Synacor property or information—in any form—will be prosecuted.

The following minimum standards apply, unless an exception has been documented, approved and submitted according to the Exception Handling process. (Review the Exception Handling section below).

Information Classification & Control

All information processed, maintained, stored, and generated by Synacor in the course of normal commercial business operations—with the exception of Corporate Communications published marketing literature—should be treated as Company Confidential and MUST never be released outside of Synacor, except where it is clear that such release is proper. Any questions in this regard must be addressed through the Public Relations Department or Human Resources.

In addition, certain information which is considered Restricted Distribution—including credit card information, customer personal financial and non-financial information, employee information of any type, security information such as passwords or system security configurations, and internal financial or management reports and plans specifically marked as Restricted Distribution—MUST not be disseminated to anyone, including other Synacor employees, without the specific approval by the data owner.

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CONFIDENTIAL TREATMENT REQUESTED

All Synacor employees are responsible for the proper retention and storage of electronic files. These files should be stored on network file servers to ensure proper backup, recovery and protection. Electronic (and paper) files are the property of Synacor—users have no expectation of personal privacy in their use of company communication systems or information sent to and from these systems.

Network Systems Security

Network systems, including remote Internet users and front-end network servers compromise the methods of external access into the Synacor closed and private environment. Network Security represents a physical/logical layer (buffer) of protection for between the outside and internal Synacor host systems.

The following identifies the minimum security requirements for network systems.

Corporate LAN Access

● All users (contractors, vendors, employees) connecting to the Synacor Corporate Local Area Network (LAN) must have anti-virus software installed and receive a virus scan from the IT Enterprise Operations group prior to connection.

● All employee users must also have the company standard desktop management and security software that is supported by IT Enterprise Operations installed on their computer.

● All users are expected to log off the network or use the Windows “Lock Computer” feature when they will be away from their computer. (Press CtrlAlt-Delete to access the Windows Security screen). If the Screen Saver function in Windows is used to restrict access during periods of inactivity, it must be set to require a password to resume and to activate after a MAXIMUM of 10 minutes of inactivity.

● All employee users must use the company standard personal computing device issued by Synacor. Personal computers are prohibited unless an approved exception is filed according to the Exception Handling process in this policy.

Remote Access

Dial-Up/Broadband and Virtual Private Network (VPN) access to internal Synacor networks MUST be controlled via individual user identification and authentication (logon id and password), separate and distinct from that required by host systems (i.e., network-layer authentication). Contractors will NOT be provided remote dialin access to Synacor network resources unless explicitly authorized by the sponsoring VP and the VP of Information Technology.

Public Internet Access

● All connectivity from the public Internet to the Synacor internal network will be controlled through the use of firewall and intrusion detection devices approved by Network Operations. All ports not necessary for operations must be closed.

● All systems must be behind a secure gateway, firewall or a DMZ (Demilitarized. Zone) with the use of a “Honey Pot.”

● Internet access to “protected” web resources MUST be controlled through authentication, authorization, and accounting security technology—using appropriate host security configurations

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● All information considered Restricted Distribution transmitted via the public Internet must be encrypted (e.g., SSL, secure FTP, PGP, etc.). This includes PDAs and other mobile computing devices.

Wireless Systems Access

All connectivity to the Synacor enterprise network via wireless technology such as personal computers, personal digital assistants, cellular phones, and any similar form of wireless communication device capable of transmitting packet data, is prohibited unless an approved exception is filed according to the Exception Handling process in this policy.

Host System Security

Host systems comprise the backbone of our mission-critical commercial technology environment.

System Access (Identification/Authentication)

Access to host systems MUST include the following password security features including:

● All users must utilize a unique user id/password—i.e., no sharing/group IDs.

● System forced password expiration at 60 days.

● System forced password minimum length of six (6) characters.

● System forced complex password syntax (e.g., 1 number, 1 uppercase, etc.).

● System forced maximum unsuccessful logon attempts: three (3) before lockout.

● System forced maximum user inactivity: ninety (90) minutes before timeout.

● System forced restriction on the repeat use of prior passwords: eight (8).

● System forced one-way password encryption.

● System forced password retention of a minimum of one (1) day.

● System forced pre-expired passwords for new/changed password. Synacor Employee Handbook

● Secure (authenticated) password resets.

Authorization (Access to Resources)

Transaction security for accessing host system resources MUST be controlled via access control list (ACL) methods including:

● Defining specific users (or groups of users) to specific system resources (files, programs, devices, utilities, etc.), using the least privilege concept.

● User access MUST be approved by the owner of the application, system, or network.

● Access to Production resources MUST be limited to only those operational staff having a legitimate need to access, and at all times segregation of duties must be maintained.

● Physical access to Synacor Production resources must be available to Operational staff 24x7.

Administrative System Access

Establishment of system administrators and other accounts with a high-level of system access (e.g., root, enable, Windows admin, database administrators, security administrators, etc.) MUST be provided ONLY on an “as needed” basis specific to the job duties required. The EPP Policy Sponsors (VP of IT & CTO) MUST approve all requests for this access. Persons with

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executive system access are responsible for taking extra measures to ensure system-level access is managed to prevent unauthorized access.

Revoking Access

Access should be proactively managed to ensure that access is granted to only those individuals with a current business need.

● Users’ logical access to the Synacor network and other Host Systems MUST be revoked within one (1) hour of termination from the Company (for any reason).

● Users’ logical access and privilege levels should be updated to remove access no longer needed when the user changes jobs or their duties no longer require access.

● Access should be reviewed at a MINIMUM of once a year. All access not associated with valid users and current business needs must be revoked. More frequent reviews may be warranted for situations including, but not limited to: critical systems, systems that provide access to sensitive data and for Administrative System access. Business owners of systems and IT are expected to evaluate the risks of invalid access to systems or applications they have responsibility for and implement a more frequent schedule that is appropriate to helping ensure the security of that system.

Backup and Recovery

Critical data and applications require additional precautions to support business continuity. Critical systems (data and applications) will be defined in the Company’s Disaster Recovery Plan.

● All critical data and applications must have backup and recovery plans that consider business and legal requirements.

● All critical data and applications must be backed up to an off-site location.

● Time length of storage is defined within individual systems policies.

Audit and Logging

Security logging and auditing for host systems must be provided to include securityrelevant information (as technology permits) such as:

● User logon and resource access violations (e.g., log of invalid logon attempts and attempts to access resources for which the user is not authorized).

● System activity logging for all security record modifications.

● Ability to audit/log specific user and/or resources on-demand.

● Analysis of vulnerability weaknesses on a regular basis

Application Security

Application systems, regardless of their platform and specific utilities used (e.g., databases, packaged software, custom software, etc.) MUST provide positive access control (least privilege) over Synacor programs and data files (as technology permits).

● Business computer applications MUST enforce those security features identified in Host System Security section.

● Any changes to production application programs must adhere to the Synacor Change Control Processes (CCP), including testing and approvals.

● Any non-Synacor provided software, including public domain software, must be approved by IT Enterprise Operations.

Email/Fax/Voice Security

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CONFIDENTIAL TREATMENT REQUESTED

Data transmitted via email and facsimile, especially when transmitted over the public Internet (e.g., email), should always be reviewed to ensure that confidential or restricted distribution is provided in accordance with this Policy

Physical Security

Access

Access to Synacor facilities MUST be positively controlled to ensure that only authorized employees, contractors, and visitors are allowed access.

● Visitors who have not been appropriately provided an unescorted access badge MUST be escorted by a Synacor employee at all times.

● Access to computer rooms and engineering facilities MUST be provided on a least privileged basis. At no time will contractors/vendors be allowed access to these locations without an “on-property” escort by the sponsoring entity.

Property Protection

All Synacor-owned laptop computers and other small valuable peripherals (e.g., removable drives, PDAs, cellular devices) MUST be secured at all times. These devices MUST never be left unsecured in open areas, in vehicles, or at a vendor/customer facility. It is also highly recommended, that, in large open areas, these devices are not left unsecured when not directly supervised by the owner.

Security Investigations

Human Resources entity may at any time perform investigations, reviews and/or monitoring (including transmissions via telephone and email) of specific individuals or groups of individuals. These security investigations may be done on a periodic basis or in cases of reasonable suspicion, such as possible theft, vandalism, violation of laws, regulations, corporate policy, or if similar inappropriate activity is suspected.

Exception Handling

Exceptions to requirements in Informational Classification & Control through Physical Security sections of this policy will be considered when technology or business constraints prevent compliance or when management assessment determines that the business risks do not justify the added costs (time and/or dollars) to comply.

● To be considered a valid exception to this policy, an approved Exception Request must be on file with the Enterprise Protection Exception Handling Manager. (See Enterprise Protection Exception Handling Procedures for details.) Valid Exception Requests require:

o Documented risk assessment/business impact analysis

o Documented approval by the relevant “Protection” (Technology or HR) Executive and the relevant Business Executive(s) indicating agreement with the risk assessment and acceptance of the risk.

● Exceptions must be reviewed annually. If the exception is still warranted, both the Technology Executive and the Business Executive must approve the exception for another year. If the exception is no longer warranted, then a date must be established for compliance.

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CONFIDENTIAL TREATMENT REQUESTED

Exhibit 22

Reports and Tools

This Exhibit 22 (Reports), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 22 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	Revenue Reports.

1.1.	Synacor Revenue and Costs Reports.

1.1.1.

[*] Revenue Reports. Within [*], Synacor shall prepare and deliver to AT&T a report setting forth the following information of Synacor [*]: (i) Display Gross Revenue, (ii) Advertising Operations Costs, (iii) Net Display Revenue, (iv) Search Net Revenue, and (v) any other categories of revenue obtained via the Portal (including link-off gross revenue) (the “[*] Revenue Report”). Synacor will use reasonable efforts to expedite delivery of the [*] Revenue Report and provide it earlier if possible; provided, that each [*] Revenue Report shall be subject to revision in subsequent [*] Revenue Reports to the extent necessary to reflect payments received by Synacor from Advertisers (or from other sources) after submission of the applicable [*] Revenue Report. [*]

1.1.2.	[*].

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1.1.3.	[*].

1.1.4.	[*].

1.2.

AT&T Revenue Reports. AT&T shall prepare and deliver to Synacor reports with respect to all Advertising sales by AT&T with the same delivery schedule and level of reporting detail as the [*] Revenue Report [*].

2.	Traffic and Engagement Reports

2.1.

[*] Traffic and Engagement Reports. Within [*], Synacor shall prepare and deliver to AT&T a report setting forth the following information [*], categorized by desktop Screen, tablet Screen (excluding the Portal Applications), mobile Screen (excluding the Portal Applications), the Portal Applications, and any other environment for which the Portal is offered: (i) unique Users to the Home Page and other portions of the Portal, (ii) User visits to the Home Page and other portions of the Portal, (iii) page views on the Home Page and other portions of the Portal, (iv) time spent by Users on portions or pages of the Portal, (v) number of unique logged-in Users to each property, including the Home Page, and (vi) other key traffic and engagement metrics as agreed by both Parties. [*].

2.2.	[*].

2.3.	[*].

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[*]

2.4.	[*].

3.	[*].

4.	[*].

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5.	[*].

6.

[*].

7.

Miscellaneous Reports. Synacor and AT&T will work in good faith to report User registration, product and available demographic information, based on business needs and in accordance with AT&T and any other applicable privacy policies.

8.	Publishing Tools and CMS Capabilities.

8.1.

Synacor will provide AT&T access to Synacor developing publishing and Content management tools as Synacor makes them generally available to its other customers or begins to use them for Synacor’s own production use.

[*]

8.2.	[*]

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8.2.1.	[*].

8.2.2.	[*].

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Exhibit 23

SISR

This Exhibit 23 (SISR), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 23 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

AT&T Supplier Information Security Requirements

[*]. [13 pages omitted]

Proprietary and Confidential

This Exhibit and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

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COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE

OMITTED PORTIONS.

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Exhibit 24

Aggregate Data

This Exhibit 24 (Aggregate Data), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 24 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*]. [3 pages omitted]

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Exhibit 25

Governance

This Exhibit 25 (Governance) is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 25 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1)	Joint Steering Committee

(a)

Meetings. The Joint Steering Committee shall meet on a quarterly basis; provided, however until the Growth Portal Go Live, the Joint Steering Committee shall meet on a monthly basis unless otherwise agreed by the Parties. The Joint Steering Committee shall conduct its meetings by telephone, or in person at mutually agreed locations. The Joint Steering Committee shall meet at mutually acceptable times and locations. Either Party may call a Joint Steering Committee meeting upon reasonable notice to discuss matters for which the Joint Steering Committee is responsible pursuant to the Agreement and this Exhibit. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the Joint Steering Committee. Each Party’s representatives to the Joint Steering Committee shall communicate with one another as necessary to perform the Parties’ respective obligations hereunder. If an appointed representative of a Party is unable to attend a meeting of the Joint Steering Committee, such Party may designate an alternate to attend such meeting in place of the absent representative. The alternate shall be entitled to act with full authority of the appointed representative at the meeting attended by the alternate.

(b)

Committee Administration. The Joint Steering Committee shall appoint a secretary for each of its meetings. The secretary of the meeting shall prepare and distribute to all members of the Joint Steering Committee draft minutes of the meeting within five (5) Business Days following the meeting. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the Joint Steering Committee. Minutes of each Joint Steering Committee meeting shall be approved or disapproved, and revised as necessary, at the next meeting of the Joint Steering Committee. Final minutes of each meeting shall be distributed to the members of the Joint Steering Committee by the chairperson, who will be selected by the Joint Steering Committee on an annual basis.

(c)

Committee Responsibilities. The Joint Steering Committee shall be the appropriate forum to discuss all material concerns and major decisions relating to this Agreement. Changes or additions to the terms of this Agreement, however, shall be made in accordance with Section 21.10 of the Agreement. It is the intent of the Parties that the Joint Steering Committee shall act quickly to address issues and resolve concerns and disputes. In particular, the Joint Steering Committee shall have authority and responsibility for:

(i)	general oversight of the development and implementation of the Portal;

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(ii)	general oversight of the development of functionality and capabilities on the Portal;

(iii)	periodic review of the efforts and results of the Parties under the Agreement;

(iv)	periodic review of goals and strategic direction for the Agreement;

(v)	establishment of such additional Project Committees as the Joint Steering Committee deems necessary to fulfill the Parties’ obligations under this Agreement;

(vi)	resolution of disputes originating from the Project Committees or within the Joint Steering Committee; and

(vii)

performance of such other functions as are specified under the Agreement or as the Parties may decide are appropriate to delegate to the Joint Steering Committee to further their relationship under the Agreement.

(d)	Initial Representatives: Each Party’s initial representatives to the Joint Steering Committee are listed below:

[*]

2)	Additional Committees

Below are the additional committees of which the makeup and membership of the committees shall be determined upon the initiation of the relationship and reviewed annually by the Joint Steering Committee.

(a)	Product Planning Committee:

(i)	The Product Planning Committee shall meet on a monthly basis during the first year following the Core Portal Go Live Date; thereafter, the Product Planning Committee shall meet on a quarterly basis.

(ii)	The Product Planning Committee shall discuss the product roadmap for the Portal [*]. On a semi-annual basis, the Product Planning Committee shall meet and discuss the Portal. [*]

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[*]

(b)

Operations Committee: The Operations Committee shall be responsible for monitoring the customer care, technical and related network aspects for the Portal and the Services and shall meet on a quarterly basis.

(c)

Advertising Committee: The Advertising committee shall meet on a monthly basis (or as frequently as mutually agreed by the Parties) and shall be responsible for monitoring and optimizing revenue received from Advertising on the Portal. Each Party reserves the right to request a formal meeting of the Advertising Committee at any time to address channel conflicts and other issues between the AT&T and Synacor sales forces. [*].

(d)

Legal and Privacy Committee: The Legal and Privacy Committee shall discuss litigation and settlement strategy with respect to all pending Claims for indemnification under the Agreement (subject to Sections 18.6-18.14 of the Agreement). Except as otherwise specified in this Exhibit, the Legal and Privacy Committee shall meet on a quarterly basis.

(e)	JITSAG:

(i)

The Parties shall establish a joint information technology security advisory group (“JITSAG”) comprised of three persons from each Party who will jointly identify, recommend, review, coordinate, and monitor the Parties’ information technology security controls that relate to the Parties’ performance under the Agreement and will monitor the Parties’ compliance with each other’s security and privacy obligations under this Agreement and discuss and resolve any security issues, security audits or incident responses that arise during the Term. [*].

(ii)

The JITSAG shall meet at least quarterly during the Term. Remediation of any issue identified will be addressed through: (i) good faith consideration to issues raised by either Party; (ii) good faith efforts to, in

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a commercially reasonable timeframe, remediate those issues that the Parties agree require remediation; and (iii) notification to the other Party of the nature of those efforts (which notice will be Confidential Information of the disclosing Party), to ensure security considerations have been adequately addressed.

3)	Relationship Managers. Each Party’s initial Relationship Manager is specified below:

(a)	[*]

(b)	[*]

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Exhibit 26

Not Used.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 27

Insurance

This Exhibit 27 (Insurance), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 27 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	General Insurance Requirements. With respect to Synacor’s performance under the Agreement, and in addition to Synacor’s obligation to indemnify, Synacor shall at its sole cost and expense:

1.1.	maintain the insurance coverages and limits required by this Exhibit and any additional insurance and/or bonds required by Laws:

1.1.1.	at all times during the term of this Agreement and until completion of all Services associated with this Agreement, whichever is later; and

1.1.2.

                with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the termination or expiration of the Term or completion of all Services associated with the Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Services under the Agreement;

1.2.

procure the required insurance from an insurance company eligible to do business in the state or states where Services will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance (as described in Section 3.1 of this Exhibit), Synacor may procure insurance from the state fund of the state where the Services are to be performed; and

1.3.

provide to AT&T’s third party administrator certificates of insurance stating the types of insurance and policy limits. Synacor shall provide, or have the issuing insurance company provide, at least thirty (30) days advance written notice of cancellation, non-renewal or a material reduction in insurance coverages, terms or limits. Without limitation to Synacor’s obligation to obtain and maintain the insurance coverages described herein. Synacor shall deliver such certificates:

1.3.1.	no later than the earlier of (A) forty five (45) days following the Effective Date or (B) the commencement of any Services under the Agreement;

1.3.2.	prior to expiration of any insurance policy required in this Section; and

1.3.3.

                for any coverage maintained on a “claims-made” policy, for two (2) years following (A) the expiration or termination of the Agreement or (B) completion of all Services associated with the Agreement, whichever is later.

2.	Other Synacor Insurance Responsibilities. Synacor agrees that:

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2.1.

the failure of AT&T to demand a certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Synacor’s obligation to maintain the insurance required under this Exhibit;

2.2.

the insurance required under this Exhibit does not represent that the coverages and limits will be adequate to protect Synacor, nor shall they be deemed as limitations on Synacor’s liability to AT&T under the Agreement;

2.3.	Synacor may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

2.4.	Synacor is responsible for any deductible or self-insured retention.

3.	Insurance Coverages. Synacor shall provide insurance coverages of the following types and amounts:

3.1.	Workers’ Compensation insurance with benefits afforded under the Laws of any state in which the Services are to be performed and Employers Liability insurance, each with limits of at least:

i.	$500,000 for Bodily Injury – each accident;

ii.	$500,000 for Bodily Injury by disease – policy limits; and

iii.	$500,000 for Bodily Injury by disease – each employee.

3.1.2.	To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

3.1.3.	In states where Workers’ Compensation insurance is a monopolistic state-run system, Synacor shall add Stop Gap Employers Liability with limits not less than $500,000 for each accident or disease.

3.2.

Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

i.	$2,000,000 General Aggregate limit;

ii.	$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one occurrence;

iii.	$1,000,000 each occurrence limit for Personal Injury and Advertising Injury;

iv.	$2,000,000 Products/Completed Operations Aggregate limit; and

v.	$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

3.2.2.	The Commercial General Liability insurance policy must:

i.

include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Synacor shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be

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specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided on or prior to sixty (60) days after the Effective Date and on or prior to sixty (60) days after each Commercial General Liability policy renewal thereafter;

ii.	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

iii.	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

3.3.	Business Automobile Liability insurance with limits of at least $1,000,000 each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

3.4.

Umbrella/Excess Liability insurance with limits of at least $1,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

3.5.

Fidelity or Crime insurance covering employee dishonesty, including but not limited to dishonest acts of Synacor and its employees, agents, subcontractors and anyone under Synacor’s supervision or control. Synacor shall be liable for money, securities or other property of AT&T. Synacor shall include a client coverage endorsement written for limits of at least $1,000,000 and shall include AT&T as joint Loss Payee.

3.6.	Professional Liability (Errors & Omissions) insurance with limits of at least $10,000,000 each claim or wrongful act.

3.7.	Internet Liability and Network Protection (Cyberrisk) insurance with limits of at least $1,000,000 each claim or wrongful act.

3.8.	Media Liability insurance with limits of at least $1,000,000 each claim or wrongful act.

4.

Insurance Documentation. To the extent third party insurance is obtained or maintained pursuant to this Exhibit, Synacor shall, upon AT&T’s request, furnish to AT&T certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverages referenced in this Exhibit and, if and to the extent applicable, naming AT&T as an additional insured. Such certificates or other documentation shall include a provision whereby thirty (30) days’ notice must be received by AT&T prior to coverage cancellation, non-renewal or, to the extent included in the applicable policies, material alteration of the coverage by either Synacor or the applicable insurer. Such cancellation, non-renewal or material alteration shall not relieve Synacor of its continuing obligation to maintain insurance coverage in accordance with this Article.

5.

Risk of Loss. Synacor is responsible for the risk of loss of, or damage to, any property of AT&T at a Synacor Site, unless such loss or damage was caused by the acts or omissions of AT&T or an AT&T Agent.

6.	Third Party Administrative Services. Synacor acknowledges that a third party administrator

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will perform certain administrative functions for AT&T in relation to this Exhibit which may include collecting and verifying certificates of insurance and Synacor profile information. Synacor shall cooperate with such administrator in its performance of such administrative functions and shall provide such data as from time to time the administrator may request. Notwithstanding any other provision of this Exhibit to the contrary, AT&T may provide any information regarding Synacor to such administrator. AT&T shall contractually require the administrator to maintain confidentiality of Synacor’s information with rights to use it solely for purposes of the administrative functions.

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EXHIBIT 28

DISASTER RECOVERY AND BUSINESS CONTINUITY PLANS

This Exhibit 28 (Disaster Recovery and Business Continuity Plans), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 28 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

On or before the Core Portal Go Live Date, Synacor will produce a Disaster Recovery Plan (the “DRP”) related to the operation of the Portal and the provision of the Services which conforms to the requirements contained in the Business Continuity Plan Requirements below.

Synacor shall (a) periodically update and test (with the participation of AT&T at its election) the operability of the DRP [*]

Business Continuity Plan Requirements:

Synacor shall maintain, and update [*], a current Business Continuity Plan (“BCP”) (which may be included in the DRP referenced above) that ensures that Synacor can meet its obligations under the Agreement (including its obligations that are being performed by its permitted subcontractors) in the event of a manmade or natural disaster or other emergency situation that results in a disruption of the provision of Materials and/or Services furnished by, through, or on behalf of Synacor, which may include a force majeure, labor dispute, or other act or event (each or any of the foregoing an “Occurrence”). Such BCP shall detail Synacor’s plans for recovering from any Occurrence and resuming normal business operations and complying with the recovery requirements, specified in Synacor’s BCP, or elsewhere in this Agreement, including Synacor’s plans for communicating the status of the recovery efforts until resolution. [*]

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT 29

AT&T COMPETITORS

This Exhibit 29 (AT&T Named Competitors), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 29 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

AT&T Named Competitors

[*]

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[*]

AT&T Direct Competitors

The “AT&T Direct Competitors” are listed in Exhibit 1. [*]

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Exhibit 30

Not Used.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 31

Minimum Business Model Requirements

This Exhibit 31 (Minimal Business Model Requirements), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 31 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

The Parties agree that the Portal will include product functionality, requirements, Advertising and Search Advertising in a manner that produces at least the following,

[*]

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Exhibit 32

[*] [4 pages omitted]

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Exhibit 33

Synacor License Grants

This Exhibit 33 (Synacor License Grants), is an exhibit to the Portal and Advertising Services Agreement, dated as of April 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”). All capitalized terms not otherwise defined in this Exhibit 33 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

Start App License Terms

1.

Application Storefronts. AT&T will register and deploy the Start App in the Apple App Store and Google Play application storefronts and in any additional application storefronts mutually agreed by the Parties (collectively, the “Application Storefronts”), and will control the User download process. Synacor will work with AT&T, exchanging information and feedback as necessary to accomplish the foregoing.

2.

Applicable Developer Guidelines. During the Term, Synacor shall ensure that the Start App is designed and operates in accordance with all applicable developer guidelines and policies promulgated by the applicable Application Storefronts on which the Start App is offered.

3.	Updates. Synacor will deliver application update(s) to AT&T by a mutually agreeable method, and AT&T will deploy the updated Start App into the Application Storefronts in a reasonable timeframe.

4.

License Grant. Synacor hereby grants to AT&T and the AT&T Affiliates a non-exclusive, royalty-free, fully-paid, non-transferable (except as permitted by Section 21.3 of the Agreement), license during the Term and any Wind Down Period (1) to deploy and make available within the Application Storefronts the object code version of the Start App (and the updates thereto) provided by Synacor hereunder and to allow Users to download copies thereof solely through the Application Storefronts, and to sublicense the right to such Users to use the Start App as contemplated by this Agreement, and (2) to use and copy the documentation provided by Synacor for the Start App (the “Start App Documentation”) solely for AT&T’s and the AT&T Affiliates’ internal business purposes as necessary to make use of the Start App as contemplated herein. Except as expressly permitted by the Agreement (including the license grant above), AT&T and the AT&T Affiliates shall not (A) assign, transfer, sublicense, or distribute the Start App, (B) modify or create any derivative work of the Start App, (C) reverse assemble, decompile, reverse engineer or attempt to derive source code or algorithms of the Start App or use the source code of the Start App to create a mobile application that is the same or substantially similar to the Start App, (D) remove any third party proprietary notices within the Start App or Start App Documentation, or (E) authorize any Third Party to engage in any of the acts described in clauses (A) through (E). The Start App is being licensed, not sold, and AT&T’s and the AT&T Affiliates’ rights in and to the Start App are solely as set forth herein and in the Agreement and do not include any rights of ownership.

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5.	User Documentation. As requested by AT&T from time to time, Synacor will work with AT&T to develop user documentation for the Start App pursuant to Section 7.2 of the Agreement.

6.

End User License Agreement. Promptly after the Effective Date, the Parties mutually will agree on a final form of end user license agreement for the Start App to be used for the User software download process, the final form of which will be attached to this Exhibit as Schedule 1 (the “EULA”). Synacor shall make the EULA and the applicable privacy policy (collectively and as updated from time to time, the “Applicable App Policies”) readily accessible from the Start App. Further, the EULA will include a link to the privacy policy. Subject to the next sentence, Synacor shall provide all portions of the Start App in accordance with the Applicable App Policies. Synacor shall comply with any modifications to the Applicable App Policies, including any new policies, specified by AT&T, unless such modifications or new policies materially deviate from industry norms, in which case Synacor may request a meeting of the Joint Steering Committee to discuss the modification or new policy, as the case may be, and AT&T may require that Synacor update the Start App as necessary to comply with such modification or new policy, as the case may be, which work shall be performed pursuant to Section 7.2. AT&T and the Portal Teams will work together to ensure that the EULA and Applicable App Policies, and any new policies described above, accurately reflect the operations of the Start App. The Parties will work together to implement a process to allow AT&T to obtain the Users’ consent to the EULA pursuant to the method reasonably determined by AT&T (e.g., requiring users to agree to EULAs during download, before the app may be used, etc.).

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